UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

☑	Filed by the Registrant	☐	Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
Occidental Petroleum Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

OUR VISION

We will lead the industry by reaching for the impossible, then achieving it.

We do this by having the right assets in the hands of remarkable people driven by a passion to outperform.

OUR VALUES

Lead with passion

Outperform expectations

Deliver results responsibly

Unleash opportunities

Commit to good

2025 Proxy Statement
3

Message from the Board of Directors
Dear Shareholders,
We cordially invite you to attend Occidental’s 2025 Annual Meeting of Shareholders (2025 Annual Meeting). The meeting will be held via live webcast on Friday, May 2, 2025 at 9:00 a.m. Central Time. A meeting agenda and details follow, as well as voting instructions. You will be able to participate in the 2025 Annual Meeting online at
www.virtualshareholdermeeting.com/OXY2025 and may submit questions and vote your shares electronically (other than shares held through our employee benefit plans, which must be voted prior to the meeting). The attached Notice of the
2025 Annual Meeting of Shareholders and proxy statement provide details on how to join the meeting and the business we plan to conduct.

2024 was an exciting year for Occidental with the closing of the
CrownRock acquisition, record employee safety performance, the exceptional progress made on STRATOS, Occidental’s first
commercial-scale direct air capture (DAC) facility being built in Ector
County, Texas, and numerous operational successes that drove strong financial performance across all three segments domestically and abroad. Before discussing those in more detail, we would like to thank all of the employees and partners who we had an opportunity to engage with along the way. In July 2024, the Board visited Carbon
Engineering’s (CE) Innovation Centre in Squamish, B.C. where we were able to see the research and development (R&D) activities being performed to accelerate DAC technological advancements and discuss the cross-collaboration between CE and other Occidental businesses and segments, such as OxyChem. Then, in September
2024 at the Board’s dedicated strategy session, we met with
employees at varying levels of leadership who presented on
strategic, operational and technical matters of significance. We continue to be impressed by Occidental’s culture, its dedicated employees and the important work they are doing to produce energy and essential chemicals and to develop low-carbon solutions, all of which we believe are critical to a prosperous and sustainable future.
DELIVERING ON STRATEGIC, OPERATIONAL AND
FINANCIAL PRIORITIES TO GENERATE LONG-
TERM SHAREHOLDER VALUE
In August 2024, Occidental completed the acquisition of CrownRock,
L.P., which complements and enhances Occidental’s premier
Permian portfolio with the addition of high-margin production and low-breakeven undeveloped inventory. The Board actively oversaw this strategic commercial transaction and continues to monitor the integration of CrownRock employees and operations.
Apart from this and other strategic achievements, Occidental’s robust operational excellence drove strong financial performance in all three segments. Occidental achieved record annual U.S. oil production with well performance leadership in all U.S. onshore basins as well as record combined production from continuing operations with key contributions from Occidental’s international assets and operations in
Oman, the UAE, Algeria and Qatar. Occidental also increased
proved reserves by approximately 15% year-over-year, with 4.6 billion barrels of oil equivalent at year-end. Additionally, with strong operational performance across its facilities, OxyChem generated reported income of more than $1.1 billion and continued to progress the modernization and expansion project at its Battleground plant in
La Porte, Texas, meeting key milestones to keep the project on track for completion in mid-2026. Midstream and Marketing also exceeded expectations, with Occidental’s gas marketing optimization efforts offsetting lower in-basin gas realizations in the Permian and contributing to meaningful outperformance.
These operational achievements enabled Occidental to generate
$11.7 billion of operating cash flow and $4.6 billion of free cash flow before working capital[1] and helped the company achieve its near-
term commitment of repaying $4.5 billion of debt several months ahead of schedule. This performance also supported the Board’s approval of an approximate 22% dividend increase in early 2024 and an approximate 9% dividend increase in early 2025.
ADVANCING SOLUTIONS FOR OUR FUTURE
Occidental continues to actively develop and progress DAC,
emissions reduction and other low-carbon initiatives that promote the long-term sustainability of its energy and chemical businesses.
Occidental achieved construction and mechanical completion for
Trains 1 and 2, the capture units for Phase 1 of STRATOS, which is on track for mid-year commission and startup. Additionally, to reduce expenditures and enhance operational efficiencies in the near term,
Occidental plans to incorporate some of the learnings from the accelerated CE R&D activity that we were able to see during our CE
Innovation Centre site visit into Phase 2 of STRATOS. From an emissions reduction perspective, Occidental sustained zero routine flaring in its U.S. oil and gas operations and reduced routine flaring in global oil and gas operations by 80% compared to its 2020 baseline.
We continue to be proud of employees’ efforts and ideas to reduce emissions across Occidental’s operations.
LISTENING TO SHAREHOLDER FEEDBACK
During the past year, Occidental again proactively engaged with shareholders collectively representing a majority of shares
outstanding, with independent director participation in several of these discussions. Feedback from these engagements is discussed at each regular Board meeting and has informed our viewpoints and decisions. We remain committed to regular and transparent
engagement with shareholders and other stakeholders. We value your views and would like to hear from you. If you would like to write to the Board, you may address your correspondence to the Board of
Directors, in care of the Corporate Secretary, Occidental Petroleum
Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046.
In 2025, with an ongoing focus on growing shareholder returns, we will continue to remain diligent in exercising our oversight responsibilities of Occidental’s strategy and risks. Thank you for your continued trust in the Board and support of Occidental. We are grateful to serve on your behalf.
Sincerely,
On Behalf of Your Board

JACK B. MOORE Chairman of the Board
VICKI HOLLUB President and Chief Executive Officer
(1)Free cash flow before working capital is a non-GAAP financial measure. See Annex A for a reconciliation to GAAP.

4

Notice of Annual Meeting of Shareholders
You are cordially invited to attend Occidental’s 2025 Annual Meeting of Shareholders (2025 Annual Meeting), to be held at 9:00 a.m.
Central Time on Friday, May 2, 2025, via live webcast at www.virtualshareholdermeeting.com/OXY2025.

DATE AND TIME	LOCATION	RECORD DATE
Friday, May 2, 2025 at 9:00 a.m. Central Time	Live webcast: www.virtualshareholdermeeting.com/ OXY2025	Each shareholder of record as of the close of business on March 10, 2025 (the record date) is entitled to receive notice of, attend and vote at the meeting.

ITEMS OF BUSINESS
At the meeting, our shareholders will be asked to act on the following matters and consider any other matters as may properly come before the meeting:

PROPOSAL		BOARD RECOMMENDATION	MORE INFORMATION

1.	Elect the ten directors named in the proxy statement to serve until the 2026 Annual Meeting	FOR	Page 13

2.	Approve, on an advisory basis, named executive officer compensation	FOR	Page 34

3.	Ratify the selection of KPMG as Occidental’s independent auditor	FOR	Page 68

4.	Approve Occidental’s Amended and Restated 2015 Long-Term Incentive Plan	FOR	Page 70

Notice and Attendance
A Notice of Internet Availability (NOIA) or proxy card is being mailed beginning on March 20, 2025 to each shareholder of record as of the record date. Shareholders of record as of the record date will be able to attend the 2025 Annual Meeting via live webcast, vote and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/OXY2025. To participate in the 2025 Annual Meeting, shareholders of record must enter the 16-digit control number that appears on their proxy card. If shareholders hold their shares in street name and their voting instruction form indicates that they may vote those shares through the http://www.proxyvote.com website, then they may join the 2025 Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, shareholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the 2025 Annual
Meeting) and obtain a “legal proxy” in order to be able to join the 2025 Annual Meeting. Please see “Questions and Answers about the
Annual Meeting and Voting” beginning on page 80 for additional information.
HOW TO VOTE
Your vote is extremely important. Regardless of whether you plan to attend the 2025 Annual Meeting, we encourage you to vote using any of the methods listed below. This will ensure your shares are represented and will save Occidental additional expenses of soliciting proxies.

INTERNET Online using your smartphone, computer or other electronic device at the website listed on the NOIA, proxy card or voting instruction form	CALL By telephone call to the toll-free number listed on your proxy card or voting instruction form	MAIL Completing, signing and returning your proxy card or voting instruction form in the postage-paid envelope provided	VIRTUAL MEETING If you plan to participate in the 2025 Annual Meeting via the live webcast, you may vote online during the meeting using your smartphone, computer or other electronic device
If you have any questions or require any assistance in voting your shares, please contact Alliance Advisors, Occidental’s proxy solicitor, toll-free at 833-218-3875 or by email at oxy@allianceadvisors.com.
By Order of the Board,

NICOLE E. CLARK Vice President, Chief Compliance Officer and Corporate Secretary March 20, 2025

2025 Proxy Statement
5

6

Company Highlights
About Occidental
Occidental is an international energy company with premier diversified assets primarily located in the United States, the Middle East and
North Africa and distinguished operational capabilities that create a runway for sustainable shareholder value accretion. Occidental is one of the largest oil and gas producers in the U.S., where it is a leading producer in the Permian and DJ basins, and offshore Gulf of America, and it is the largest independent oil producer in Oman. Occidental’s midstream and marketing segment provides flow assurance and enhances the value of the oil and gas segment. Oxy Low Carbon Ventures (OLCV), a subsidiary within the midstream and marketing segment, is advancing leading-edge technologies and decarbonization solutions, including direct air capture, lithium development and near-zero emissions power, that seek to economically grow the business while reducing emissions. Occidental’s chemical subsidiary,
OxyChem, is a leading North American manufacturer that produces the building blocks for life-enhancing products, including drinking water, medical supplies and construction materials.
2024 Performance Highlights
For information regarding the relationship between our performance highlights and the executive compensation program, please see
“Compensation Discussion and Analysis,” beginning on page 35.

Operations	Financial
►Achieved record annual U.S. oil production
►Reduced full-year domestic operational expenditures per
BOE[1] by ~9% compared to 2023
►Increased proved reserves by ~600 million BOE to ~4.6
billion BOE
►Completed construction of STRATOS Trains 1 and 2, the
capture units of Phase 1 of the project
►Generated OxyChem reported income of >$1.1 billion and
met Battleground modernization and expansion
project milestones

►Generated $11.7 billion of operating cash flow and $4.9 billion of free cash flow before working capital[2]
►Closed $1.7 billion of non-core divestitures
►Completed near-term commitment of $4.5 billion of debt
repayments
►Increased quarterly dividend by >22%

Strategic	HSE and Sustainability
►Completed the acquisition of CrownRock, L.P., adding
Midland Basin scale and high-margin inventory
►Advanced direct air capture (DAC) initiatives by accelerating pace of Carbon Engineering research and development,
integrating technological breakthroughs into construction of
STRATOS and fostering industry-leading carbon dioxide
removal (CDR) partnerships

►Achieved best safety performance ever with 0.16 TRIR[3], tying our previous record from 2020, with higher activity levels in 2024
►Sustained zero routine flaring in our U.S. oil and gas operations
►Reduced routine flaring in our global oil and gas operations by
80% compared to 2020 baseline through additional gas
compression in Oman
►Received 47 awards from the American Chemistry Council for
OxyChem's 2024 environmental and safety performance

(1)Barrels of oil equivalent.
(2)Free cash flow before working capital is a non-GAAP financial measure. See Annex A for a reconciliation to GAAP.
(3)Our Total Recordable Injury Rate (TRIR) per 200,000 employee work hours for the year ended December 31, 2024.

2025 Proxy Statement
7

Proxy Statement Summary
This section highlights certain important information presented in this proxy statement and is intended to assist you in evaluating the matters to be voted on at the meeting. We encourage you to read the proxy statement in its entirety before you cast your vote. For more information regarding Occidental’s 2024 performance, please review Occidental’s
Annual Report on Form 10-K for the fiscal year ended December 31, 2024 (the Annual Report).
Agenda Items and Voting Recommendations

PROPOSAL 1

Election of Directors
The Corporate Governance and Nominating Committee recommended to the Board, and the
Board approved, the nomination of the 10 persons whose biographies appear on pages
14-18 to serve for a one-year term ending at the 2026 Annual Meeting of Shareholders (2026
Annual Meeting), but in any event, until his or her successor is elected and qualified, unless ended earlier due to his or her death, resignation, disqualification or removal from office.

The Board of Directors recommends a vote “FOR” each of the director nominees. See page 13

PROPOSAL 2

Advisory Vote to Approve Named Executive Officer
Compensation
The executive compensation program for the named executive officers (NEOs) includes many best-practice features that are intended to enhance the alignment of compensation with the interests of Occidental’s shareholders. The executive compensation program is described in the Compensation Discussion and Analysis (CD&A) section beginning on page 35 of this proxy statement.

The Board of Directors recommends a vote “FOR” this proposal. See page 34

PROPOSAL 3

Ratification of Selection of KPMG as Occidental’s
Independent Auditor
The Audit Committee has selected KPMG LLP as Occidental’s independent auditor to audit the consolidated financial statements of Occidental and its consolidated subsidiaries for the year ending December 31, 2025. As a matter of good corporate governance, the Board submits the selection of the independent auditor to our shareholders for ratification.

The Board of Directors recommends a vote “FOR” this proposal. See page 68

PROPOSAL 4

Approval of Occidental’s Amended and Restated
2015 Long-Term Incentive Plan
The Executive Compensation Committee recommended to the Board, and the Board approved subject to shareholder approval, an amendment and restatement (Amended LTIP)
of the company’s existing 2015 Long-Term Incentive Plan (LTIP). The proposed Amended
LTIP would increase the number of shares of common stock that may be issued under the
LTIP by 55,000,000 shares, which Occidental believes is advisable to have an adequate number of shares available in connection with compensation programs.

The Board of Directors recommends a vote “FOR” this proposal. See page 70

8

Proxy Statement Summary
Director Nominees and Composition Highlights
Our Board’s director nominees bring varying perspectives to the boardroom by virtue of their diverse backgrounds and experiences, qualifications, skills, genders, ethnicities and tenures on the Board. To better convey the well-roundedness of our Board’s director nominees, we have included a skills matrix on page 19 that identifies the core competencies of each of our Board’s director nominees that contributed to his or her nomination to the Board.

JACK B. MOORE Former President and Chief Executive Officer, Cameron International Chairman Since: 2022 Director Since: 2016 Committee Membership:	VICKY A. BAILEY Former Assistant Secretary, Domestic Policy and International Affairs, U.S. Department of Energy President, Anderson Stratton International, LLC Director Since: 2022 Committee Membership:	ANDREW GOULD Former Chairman and Chief Executive Officer, Schlumberger Director Since: 2020 Committee Membership:	CARLOS M. GUTIERREZ Former U.S. Secretary of Commerce Co-Founder, Former Executive Chairman and CEO, EmPath, Inc. Director Since: 2009 Committee Membership:

VICKI HOLLUB President and Chief Executive Officer, Occidental Director Since: 2015	WILLIAM R. KLESSE Former Chief Executive Officer and Chairman of the Board, Valero Energy Director Since: 2013 Committee Membership:	CLAIRE O’NEILL Former Member of Parliament and Minister for Energy and Clean Growth (UK Govt) Director Since: 2023 Committee Membership:	AVEDICK B. POLADIAN Former Executive Vice President and Chief Operating Officer, Lowe Enterprises Director Since: 2008 Committee Membership:

BOARD COMMITTEES:
Audit
KENNETH B. ROBINSON Former Senior Vice President of Audit and Controls, Exelon Corporation Director Since: 2023 Committee Membership:	ROBERT M. SHEARER Former Managing Director, BlackRock Advisors, LLC Director Since: 2019 Committee Membership:	Corporate Governance and Nominating
Environmental, Health and Safety
Executive Compensation
Sustainability and Shareholder Engagement
		● Chair ●	Member

2025 Proxy Statement
9

Proxy Statement Summary

INDEPENDENCE
9 of 10
Nominees are
Independent

TENURE
Average
7.9 years
0-5 years
4
6-10 years
2
>10 years
3

DIVERSITY
Racial/Ethnic
Minorities
3
Women
3
50%
Diverse

Occidental’s governance policies require
that independent directors comprise at
least two-thirds of the members of the
Board (a policy that exceeds New York
Stock Exchange (NYSE) requirements).
The Board has affirmatively determined
that each of our Board’s director
nominees, other than Ms. Hollub,
is independent under NYSE standards.
The average tenure of our Board’s non- employee director nominees is approximately 7.9 years, which we believe reflects a balance of company experience and new perspectives.	The Board recognizes the importance of having a diverse and broadly inclusive membership.

Corporate Governance Highlights

RELATING TO THE BOARD
►Independent Chairman of the Board
►Annual elections of the entire Board by a majority of
votes cast (for uncontested elections)
►Demonstrated commitment to Board refreshment
►Tenure policy that seeks to maintain an average tenure
of 10 years or less for non-employee directors
►Board committees composed entirely of
independent directors
►Meaningful director stock ownership guidelines (6x
annual cash retainer) with holding requirement
►Annual evaluations of the Board, each committee and
individual directors
►One meeting dedicated to strategy discussions every
year with an expanded management group, in addition
to ongoing strategy oversight

RELATING TO SHAREHOLDER RIGHTS
►Ability of shareholders to call a special meeting at a
15% threshold
►Ability of shareholders to propose an action by written
consent at a 15% threshold
►Shareholder right to proxy access (3% for 3 years, up to
20% of the Board)(1)
►Confidential Voting Policy
►Nominating Policy to consider properly submitted
shareholder-recommended director nominees
►No supermajority voting requirements
►Active independent director participation in and
oversight of the shareholder engagement program

(1)For more information, see "Corporate Governance - Director Selection and Recruitment - Proxy Access for Shareholder Nominated Director Candidates" on
page 24.

10

Proxy Statement Summary
Shareholder Engagement
Occidental is committed to regular and transparent communication and engagement with its shareholders and other stakeholders.

In 2024, we engaged with shareholders representing >50% of our outstanding shares* * Based on average shares outstanding in 2024.
HOW WE ENGAGED WITH OUR
SHAREHOLDERS:
►We proactively engage with our largest
shareholders throughout the year,
including broad-based engagements in
the fall/winter to discuss governance,
environmental, sustainability, social and
other matters, and in advance of the
annual meeting to discuss agenda items
and any other topics of interest.
►We regularly conduct roadshows
targeting engagement with specific
investors and participate in industry
conferences to engage with a broad
group of investors.
►We also engage with investors through
virtual and in-person meetings, phone
calls and emails.
►We regularly report our shareholders’
views to the Board and respond
to feedback.
►Independent directors participated in
several of our engagement meetings.
►The Board’s Sustainability and
Shareholder Engagement Committee
oversees our shareholder engagement
program and provides an avenue for
shareholder feedback to be
communicated directly to the Board.

TOPICS DISCUSSED
WITH OUR SHAREHOLDERS:
►Cash flow and shareholder return
priorities, including deleveraging
►Capital spending and activity levels
►Oil and gas inventory depth, well
performance and operational
differentiation
►Potential impact of U.S. presidential
administration change on our
businesses
►CrownRock integration and
opportunities
►STRATOS progress and DAC
financing, including the BlackRock joint
venture
►OxyChem and Midstream outlook
►OLCV updates and cash flow potential
►Board composition and refreshment
►Board oversight of the
company’s strategy and risk
►Climate, sustainability and human
capital matters
►Design and structure of our executive
compensation program

Meaningful Dialogue with Shareholders. Occidental uses engagement with shareholders, as well as other stakeholders, to have meaningful dialogue on governance, sustainability and other matters. During our recent series of off-season engagements in the fall/winter, we discussed governance-related items, including Board composition and succession planning. We also continued to discuss climate and sustainability matters, including updates on STRATOS as well as our sustainability practices and reporting. These conversations give us a better understanding of shareholder and stakeholder interests and have helped inform our sustainability strategy and enhance Occidental’s climate-related disclosure.
Executive Compensation Program Summary
The Compensation Committee strives to maintain a competitive compensation program that will attract, retain and motivate outstanding executives by providing incentives to reward them for superior performance that supports Occidental’s long-term strategic objectives, across the commodity price cycle.
The primary elements of our executive compensation program consist of base salary, an annual cash incentive award and long-term incentive awards. Our CEO’s compensation is heavily weighted toward long-term incentive awards, of which 60% were conditioned on
Occidental’s three-year relative TSR and absolute CROCE performance (terms defined below).

2025 Proxy Statement
11

Proxy Statement Summary
Allocation of Direct Compensation Elements in 2024
A substantial majority of named executive officer (NEO) compensation is dependent on performance. 90% of Ms. Hollub’s (and an average of 84% of the other NEOs’) target direct compensation opportunity is variable, or at risk. The ultimate value of at-risk compensation is dependent on company performance outcomes, the result of the Compensation Committee’s assessment of each individual’s performance and Occidental’s stock price performance.

CEO TARGET DIRECT COMPENSATION MIX(1) — 90% VARIABLE/AT RISK
10%
Base Salary
15%
ACI Award
30%
RSU Award
22.5%
CROCE Award
22.5%
TSR Award
25%
Cash
75%
Stock Awards
(1)Target direct compensation is composed of base salary, target annual cash incentive award opportunity and the target value of long-term incentive awards.
Significant Portion of ACI Award Tied to Sustainability
Based on shareholder feedback, the
Compensation Committee maintained the
sustainability metric weighting for the 2024 ACI
Award at 30% to continue advancing the
company’s net-zero and sustainability strategy
and incentivize executives to address
Occidental’s Scope 1, 2 and 3 emissions in the
short term by including targets focused on
emissions reduction projects and low carbon
ventures. For more information, see
"Compensation Discussion and Analysis -
Elements of the 2024 Compensation Program -
Annual Cash Incentive" beginning on page 43.
30%

Emissions Reduction Projects (Scope 1 and 2) Targets

Reduce operating emissions
►Deploy at least 5 projects or operational changes to reduce Scope 1 or
2 GHG or other air emissions
►Deploy the SensorUp GEMS platform in assets that will supply gas to
STRATOS and expand Leak Detection and Repair (LDAR) Acceleration modules to additional areas across U.S. Onshore Resources and
Carbon Management (ORCM) operations
►Apply the 2023 asset registry data to enhance emissions estimates and reporting

Low Carbon Ventures (Scope 3) Targets

Advance carbon management platform
►Trains 1 and 2 of STRATOS mechanically complete by 2024 year end
►Advance the next generations of Carbon Engineering’s DAC technology
►1 Gulf Coast sequestration hub on track for Class VI permitting by 2025

12

Proxy Statement Summary
Highlights of Executive Compensation Program
Policies and Practices
The 2024 executive compensation program for the NEOs includes many best-practice features that are intended to enhance the alignment of compensation with the interests of Occidental’s shareholders.

WHAT WE DO
✓Pay for Performance. A substantial majority of NEO compensation is performance-based. The Compensation Committee reviews the metrics underlying the LTI program and ACI awards annually to evaluate their continued alignment with
Occidental’s business priorities.
✓Listen to Shareholder Feedback. The Compensation Committee reviews and considers shareholder feedback. For example, it contributed to the Compensation Committee’s decisions to maintain the weighting of sustainability metrics at 30%
for the 2024 ACI award. Shareholder feedback also informed the Compensation Committee’s decision to continue the performance-based allocation of the 2024 LTI program at 60%.
✓Clawback in the Event of Misconduct. Occidental maintains a clawback policy which is intended to comply with the requirements of NYSE Listing Standard 303A.14 implementing Rule 10D-1 under the Securities Exchange Act. In addition, the Compensation Committee has the authority to clawback ACI payouts and both time- and performance-based LTI awards for violations of Occidental’s Code of Business Conduct and related policies.
✓Emphasize Stock Ownership With Ownership Guidelines and Holding Requirements. CROCE and TSR awards are payable in shares of common stock and the net shares received for each vested RSU award are subject to a two-year holding period. In addition, the NEOs (as well as other officers) are subject to meaningful stock ownership guidelines, ranging from two to six times the officer’s annual base salary, and a holding requirement until such guidelines are met.
✓Monitor Compensation Program for Risk. The executive compensation program includes multiple features that are intended to appropriately mitigate excessive risk-taking. The Compensation Committee conducts an annual assessment of our executive compensation program to identify and minimize, as appropriate, any compensation arrangements that may encourage excessive risk-taking.
✓Use Double-Trigger Equity Vesting for Equity Awards. Pursuant to the Amended and Restated 2015 Long-Term Incentive
Plan (LTIP), equity awards vest in the event of a change in control only if there is also a qualifying termination of employment.
✓Use Relative and Absolute Performance Measures for Equity Awards. Performance equity is earned based on both relative shareholder returns and absolute financial returns, with TSR awards capped if Occidental’s absolute TSR is negative and CROCE awards measured against an absolute performance target.

WHAT WE DON’T DO
✗No Dividend Equivalents on Unvested Performance Awards. Dividends and dividend equivalent rights are subject to the same performance goals as the underlying award and will not be paid until the performance award has vested and becomes earned.
✗No Hedging or Derivative Transactions. Occidental’s directors, executive officers and all other employees are not permitted to engage in transactions designed to hedge or offset the market value of Occidental’s equity securities.
✗No Golden Parachute Payments. Our golden parachute policy provides that, subject to certain exceptions, Occidental will not grant golden parachute benefits (as defined in the policy) to any executive officer which exceed 2.99 times his or her salary plus ACI award without shareholder approval.
✗No Repricing of Stock Options. Other than in connection with a corporate transaction involving Occidental, Occidental does not permit the repricing of stock options or stock appreciation rights without shareholder approval.

2025 Proxy Statement
13

ELECTION OF
DIRECTORS
THE BOARD OF
DIRECTORS
RECOMMENDS A
VOTE “FOR” EACH
OF THE DIRECTOR
NOMINEES.
Director Nominations
The Board is committed to recruiting and nominating directors for election who will collectively provide the Board with the necessary diversity of skills, backgrounds and experiences to meet Occidental’s ongoing needs and support oversight of our business strategy, risks and priorities. In recommending candidates for election to the Board, the Corporate Governance and Nominating Committee (the
Governance Committee) evaluates a candidate’s character; judgment; skill set and experience in light of Occidental’s current and future needs and strategic priorities; independence; other time commitments, including other public and private company board memberships;
and any other factors that the Governance Committee deems relevant. In addition, in determining whether to recommend incumbent directors for reelection to the Board, the Governance Committee also reviews and considers tenure; the director’s board and committee meeting attendance and participation; the level of support that the director’s nomination received at the most recent annual shareholders’
meeting (if applicable); and the well-roundedness of the Board as a whole.
The Board is committed to ongoing and thoughtful refreshment of its membership and strives to maintain an appropriate balance of tenure, backgrounds and skills on the Board. The Board believes that this ongoing refreshment, which has resulted in almost half of the independent directors beginning their service at Occidental within the past five years, further aligns Board composition with the needs of
Occidental as our businesses evolve over time and encourages regular consideration of fresh viewpoints and perspectives. The Board also believes that, over time, directors develop an enhanced understanding of Occidental and an ability to work effectively as a group.
Accordingly, the Board aims to have directors with a mix of tenures represented. As noted above, the Board and the Governance
Committee actively consider diversity from a variety of perspectives in their recruitment and nominations of director candidates, and the effectiveness of these efforts is actively assessed during periodic reviews of Board and committee composition.
In February 2025, the Governance Committee recommended to the Board, and the Board approved, the nomination of the 10 persons whose biographies appear below to serve for a one-year term ending at the 2026 Annual Meeting, but in any event, until his or her successor is elected and qualified, unless ended earlier due to his or her death, resignation, disqualification or removal from office.
If you submit a validly executed proxy card but do not specify how you want to vote your shares with respect to the election of directors, then your shares will be voted “FOR” the nominees proposed by our Board and named in this proxy statement, in line with our Board’s recommendation. The Board has no reason to believe that any of the Board’s nominees would be unable or unwilling to serve as a director if elected. However, should any of our Board’s nominees be unable or unwilling to stand for election at the time of the 2025 Annual
Meeting, proxies may be voted for a substitute nominee selected by the Board, or the Board may reduce the number of directors.
Pursuant to Occidental’s By-laws, in an uncontested election, the affirmative vote of a majority of votes cast with respect to each director nominee will be required for the nominee to be elected, meaning that the number of votes cast “FOR” a director must exceed the number of votes cast “AGAINST” that director. Your broker will not vote your shares on this proposal unless you give voting instructions, and abstentions and broker non-votes have no effect on the vote. Any nominee for director who does not receive a greater number of votes
“FOR” his or her election than votes “AGAINST” in an uncontested election is expected to tender his or her resignation.

14

Proposal 1: Election of Directors
About the Director Nominees
All of the nominees are currently directors of Occidental who were elected by shareholders at the 2024 Annual Meeting.
Biographical information with respect to each of our Board’s director nominees, together with a list of the core competencies that contributed to the determination that such person should serve as a director, is presented below. An overview of the core competencies of each of our Board’s director nominees is featured in a skills matrix on page 19.

JACK B. MOORE

INDEPENDENT
Age: 71
Chairman Since: 2022
Director Since: 2016
Board Committees[1]:
Compensation (Chair);
Environmental, Health and
Safety
Current Public Company
Directorships:
KBR Inc.
ProPetro Holding Corp.
Former Public Company
Directorships
(within the last 5 years):
Rowan Companies plc

Director Qualifications
Mr. Moore most recently served as President and Chief Executive Officer of Cameron International Corporation from
April 2008 to October 2015 and served as Chairman of the Board of Cameron from May 2011 until it was acquired by
Schlumberger in 2016. Mr. Moore served as Cameron’s President and Chief Operating Officer from January 2007 to
April 2008. Mr. Moore joined Cameron in 1999 and, prior to that, held various management positions at Baker Hughes, where he was employed for over 20 years. Mr. Moore is a partner at Genesis Investments. He currently serves on the
University of Houston Board of Regents. Mr. Moore is a graduate of the University of Houston with a B.B.A. degree and attended the Advanced Management Program at Harvard Business School.
Mr. Moore served as Independent Vice Chairman from September 2019 until his election as Independent Chairman in
September 2022.

Core Competencies

	Environmental, Health, Safety & Sustainability	Executive Compensation	Financial Reporting/ Accounting Experience	Industry Background	International Experience	Public Company Executive Experience	Risk Management

VICKY A. BAILEY

INDEPENDENT
Age: 72
Director Since: 2022
Board Committees:
Governance; Sustainability
Current Public Company
Directorships:
EQT Corporation
TXNM Energy
Former Public Company
Directorships
(within the last 5 years):
Cheniere Energy, Inc.
Equitrans Midstream Corp.

Director Qualifications
Ms. Bailey has been President of Anderson Stratton International, LLC (ASI), a strategic consulting and government relations entity, since November 2005 and is a former equity partner of BHMM Energy Services, LLC (2006-2013), a certified minority-owned energy facility management company. Before being the President of ASI, Ms. Bailey was a partner with Bennett Johnston & Associates, LLC, a public relations firm in Washington, D.C. (2004-2006). Ms. Bailey served as Assistant Secretary, U.S. Department of Energy for both Domestic Policy and International Affairs from 2001 to 2004. In the aftermath of September 11th, she was co-chair of several bilateral international energy working groups with the goal of implementing our national energy policy and strengthening our relationships with other nations to foster energy security. Also, in this role, she served as Vice Chair and the U.S. representative to the International Energy
Agency, working with all energy-producing nations. Notably the International Energy Forum (IEF) was established in
Riyadh, Saudi Arabia during her time as Assistant Secretary. Domestically, Ms. Bailey oversaw the development and implementation of energy policy in the areas of clean coal technologies, nuclear power, crude oil production, natural gas development and LNG production. Previously, she was the President of PSI Energy, Inc., Indiana’s largest electric utility and a subsidiary of Cinergy Corp. (now Duke Energy). From 1993 to 2000, she was appointed as a
Commissioner, Federal Energy Regulatory Commission (FERC), and from 1986 to 1993, she served as a
Commissioner, Indiana Utility Regulatory Commission (IURC). Ms. Bailey was a trustee of the North American Electric
Reliability Corporation (NERC) from 2010 to 2013. In addition to her public company board service, Ms. Bailey serves as a director of the Battelle Memorial Institute. Her other not-for-profit board service includes Executive Chair, United
States Energy Association (USEA); a trustee of The Conference Board (TCB); Co-Vice Chair, Resources for the Future
(RFF); and member of the Foundation of Energy Security and Innovation Board of Directors, the National Petroleum
Council and the American Association of Blacks in Energy (AABE) Board of Directors. Ms. Bailey has a Bachelor of
Science in Industrial Management from the Krannert School of Management at Purdue University and completed the
Advanced Management Program at the Wharton School of the University of Pennsylvania.

Core Competencies

	Corporate Governance	Environmental, Health, Safety & Sustainability	Financial Reporting/ Accounting Experience	Government, Legal & Regulatory	Industry Background	International Experience	Public Company Executive Experience

(1)Mr. Moore served as a member of the Governance Committee from January 1, 2024 through April 29, 2024.

2025 Proxy Statement
15

Proposal 1: Election of Directors

ANDREW GOULD

INDEPENDENT Age: 78 Director Since: 2020 Board Committees: Sustainability (Chair); Audit; Environmental, Health and Safety Former Public Company Directorships (within the last 5 years): Saudi Aramco
Director Qualifications
Mr. Gould is the former Chairman and Chief Executive Officer of Schlumberger Limited (Schlumberger), a leading oilfield services company, and served in that capacity from 2003 to 2011. Mr. Gould began his career at Schlumberger in 1975 in its Internal Audit department, based in Paris. In addition to his career at Schlumberger, Mr. Gould served as non-Executive Chairman of BG Group, a multinational oil and gas company, from 2012 until its sale to Royal Dutch
Shell in 2016 and served as interim Executive Chairman in 2014. Mr. Gould served on the United Kingdom Prime
Minister’s Council for Science and Technology from 2004 to 2007. He was Vice-Chairman Technology for the United
States National Petroleum Council’s 2007 report “Facing the Hard Truths about Energy” and was awarded the Charles
F. Rand Memorial Gold Medal by the Society of Petroleum Engineers in 2014. He is currently a partner of CSL Capital
Management, a private equity firm that specializes in energy services, Chairman of Kayrros Advisory Board, an advanced data analytics company, and Chairman of the International Advisory Board at Boston Consulting Group
Center for Energy Impact. Mr. Gould is a member of the U.S. National Petroleum Council. Mr. Gould has an
undergraduate degree in Economic History from Cardiff University and qualified as a Chartered Accountant with the
Institute of Chartered Accountants in England and Wales.

Core Competencies

	Environmental, Health, Safety & Sustainability	Executive Compensation	Finance/ Capital Markets	Financial Reporting/ Accounting Experience	Industry Background	International Experience	Investor Relations	Public Company Executive Experience

CARLOS M. GUTIERREZ

INDEPENDENT
Age: 71
Director Since: 2009
Board Committees:
Audit; Governance;
Sustainability
Current Public Company
Directorships:
MetLife, Inc.
Former Public
Company Directorships
(within the last 5 years):
Exelon Corporation

Director Qualifications
Secretary Gutierrez is the Co-Founder and former Executive Chairman and CEO of EmPath, Inc., a skills intelligence software technology company, where he served from July 2020 until October 2024. Previously, Secretary Gutierrez was Co-Chair of Albright Stonebridge Group, a commercial diplomacy and strategic advisory firm, from April 2013 to
July 2020. He joined Albright Stonebridge from Citigroup Inc. where he was Vice Chairman of the Institutional Clients
Group and a member of the Senior Strategic Advisory Group from 2011 to February 2013. Prior to joining Citigroup,
Secretary Gutierrez was with communications and public affairs consulting firm APCO Worldwide Inc., where he was
Chairman of the Global Political Strategies division in 2010. He served as U.S. Secretary of Commerce from February
2005 to January 2009, where he worked with foreign government and business leaders to advance economic relationships and enhance trade. Prior to his government service, Secretary Gutierrez was with Kellogg Company, a global manufacturer and marketer of well-known food brands, for nearly 30 years. After assignments in Latin America,
Canada, Asia, and the United States, he became President and Chief Executive Officer in 1999 and Chairman of the
Board in 2000, positions he held until 2005. He is a member of the Human Freedom Advisory Council at the George W.
Bush Institute and the Bo’ao Forum for Asia.

Core Competencies

Executive Compensation	Financial Reporting/ Accounting Experience	Government, Legal & Regulatory	International Experience	Investor Relations	Public Company Executive Experience	Risk Management

16

Proposal 1: Election of Directors

VICKI HOLLUB

PRESIDENT AND CHIEF EXECUTIVE OFFICER Age: 65 Director Since: 2015 Current Public Company Directorships: Lockheed Martin
Director Qualifications
Ms. Hollub became President and Chief Executive Officer of Occidental Petroleum Corporation in April 2016. She has
been a member of Occidental’s Board of Directors since 2015. During her more than 40-year career with Occidental,
Ms. Hollub has held a variety of management and technical positions with responsibilities on three continents, including roles in the United States, Russia, Venezuela and Ecuador. Before her appointment to President and Chief Executive
Officer, she served as Occidental’s President and Chief Operating Officer, overseeing the company’s oil and gas, chemical and midstream operations. Ms. Hollub previously was Senior Executive Vice President, Occidental Petroleum,
and President, Oxy Oil and Gas, where she was responsible for operations in the U.S., the Middle East region and
Latin America. Prior to that, she held a variety of leadership positions, including Executive Vice President, Occidental, and President, Oxy Oil and Gas, Americas; Vice President, Occidental, and Executive Vice President, U.S. Operations,
Oxy Oil and Gas; Executive Vice President, California Operations; and President and General Manager of the
company’s Permian Basin operations. Ms. Hollub started her career at Cities Service, which was acquired by
Occidental. Ms. Hollub serves on the board of the American Petroleum Institute. She is a member of the Oil and Gas
Climate Initiative and past chair of the World Economic Forum’s Oil and Gas Community. A graduate of the University of
Alabama, Ms. Hollub holds a Bachelor of Science in Mineral Engineering. She was inducted into the University of
Alabama College of Engineering 2016 class of Distinguished Engineering Fellows and elected to the National Academy of Engineering Class of 2024.

Core Competencies

	Environmental, Health, Safety & Sustainability	Financial Reporting/ Accounting Experience	Government, Legal & Regulatory	Industry Background	International Experience	Public Company Executive Experience	Risk Management

WILLIAM R. KLESSE

INDEPENDENT Age: 78 Director Since: 2013 Board Committees: Environmental, Health and Safety (Chair); Compensation Former Public Company Directorships: (within the last 5 years): MEG Energy
Director Qualifications
Mr. Klesse is the former Chief Executive Officer and former Chairman of the Board of Valero Energy Corporation
(Valero), an international manufacturer and marketer of transportation fuels, other petrochemical products and power.
He joined the Valero board as Vice Chairman in 2005 and served as Chairman of the Board from 2007 until his retirement in December 2014. From 2006 to May 2014, he served as Chief Executive Officer of Valero and served as
President from 2008 to 2013. From 2003 to 2005, Mr. Klesse was Valero’s Executive Vice President and Chief
Operating Officer. Prior to that, he served as Executive Vice President of Refining and Commercial Operations following
Valero’s 2001 acquisition of Ultramar Diamond Shamrock Corporation, where he had been Executive Vice President of the company’s refining operations. Mr. Klesse began his 45-plus year career in the energy industry at Diamond
Shamrock Corporation, which merged with Ultramar Corporation in 1996. Mr. Klesse is a trustee of the University of
Dayton, Texas Biomedical Research Institute and United Way of San Antonio and Bexar County. He also serves on the boards of The Briscoe Western Art Museum and Christus Santa Rosa Foundation. Mr. Klesse holds a bachelor’s degree in Chemical Engineering from the University of Dayton and a Master of Business Administration with an emphasis in Finance from West Texas A&M University.

Core Competencies

	Environmental, Health, Safety & Sustainability	Executive Compensation	Finance/ Capital Markets	Financial Reporting/ Accounting Experience	Industry Background	Investor Relations	Public Company Executive Experience	Risk Management

2025 Proxy Statement
17

Proposal 1: Election of Directors

CLAIRE O’NEILL

INDEPENDENT Age: 60 Director Since: 2023 Board Committees: Governance; Sustainability Current Public Company Directorships: Singapore Stock Exchange
Director Qualifications
Ms. O’Neill served as the Managing Director for Climate and Energy at the World Business Council for Sustainable
Development (WBCSD), a global organization focusing on sustainable development, from August 2020 until December
2021. Prior to that, Ms. O’Neill served as COP26 President-Designate from July 2019 until February 2020. Before leading the UK’s successful bid to host COP26, Ms. O’Neill served as a UK Member of Parliament for Devizes from
2010 until 2019, where she was a Government Whip and Minister for Rail before being appointed as Minister of State for Energy and Clean Growth. Ms. O’Neill currently serves as Board Chair of Climate Impact Exchange, Co-Chair of the
Imperatives Advisory Board at the WBCSD, Senior Global Advisor at McKinsey and Company, Global Advisor of
Hysata and a member of the International Sustainability Council: NEOM. From March 2022 to January 2023, Ms.
O’Neill served as an Executive Board Director and Audit Committee member of Scottish Power. Ms. O’Neill is a Fellow of the Royal Geographical Society and a Business Fellow at the Smith School for Enterprise and Environment at
Oxford University. Ms. O’Neill has a Bachelor of Arts in Geography from Brasenose College at Oxford University and a
Master of Business Administration from Harvard Business School.

Core Competencies

	Environmental, Health, Safety & Sustainability	Finance/ Capital Markets	Financial Reporting/ Accounting Experience	Government, Legal & Regulatory	Industry Background	International Experience

AVEDICK B. POLADIAN

INDEPENDENT
Age: 73
Director Since: 2008
Board Committees:
Governance (Chair);
Audit; Compensation
Current Public Company
Directorships:
Public Storage
Western Asset Funds
Former Public Company
Directorships
(within the last 5 years):
California Resources
Corporation

Director Qualifications
Mr. Poladian is currently a director and the former Executive Vice President and Chief Operating Officer (2002-2016) of
Lowe Enterprises, Inc., a privately-held diversified national real estate company active in commercial, residential and hospitality property investment, management and development. During his tenure as Chief Operating Officer, Mr.
Poladian oversaw human resources, risk management, construction, finance and legal functions across the firm. Mr.
Poladian was with Arthur Andersen from 1974 to 2002, admitted to Partner in 1984, Managing Partner, Pacific
Southwest in 1989, and is a certified public accountant (inactive). He is a past member of the Young Presidents
Organization, the California Society of CPAs and the American Institute of CPAs. Mr. Poladian was appointed to the
California State Board of Accountancy and served in the position for nine years. He is a Director Emeritus of the YMCA of Metropolitan Los Angeles, a member of the Board of Advisors of the USC Price School of Public Policy, a member of the Board of Advisors of the Ronald Reagan UCLA Medical Center and a former Trustee of Loyola Marymount
University. Mr. Poladian holds a bachelor’s degree in Accounting from Loyola Marymount University.

Core Competencies

Corporate Governance	Executive Compensation	Finance/ Capital Markets	Financial Reporting/ Accounting Experience	Government, Legal & Regulatory	Risk Management	Technology/ Cyber Security

18

Proposal 1: Election of Directors

KENNETH B. ROBINSON

INDEPENDENT Age: 70 Director Since: 2023 Board Committees[1]: Audit; Compensation; Environmental, Health and Safety Current Public Company Directorships: Abercrombie & Fitch Co. Paylocity Holding Corp.
Director Qualifications
Mr. Robinson served as the Senior Vice President of Audit and Controls at Exelon Corporation from 2016 to 2020.
Before Exelon, Mr. Robinson held several senior leadership positions during his nearly 40-year career at The Procter &
Gamble Company, including Vice President, Global Diversity & Inclusion; Global Risk and Compliance Leader; Chief
Audit Executive; and Vice President, Finance. In addition to his public company directorships, Mr. Robinson currently serves on the board of directors of Morgan Stanley U.S. Banks. He also serves as a Trustee of the International
Financial Reporting Standards Foundation and is a board member for the National Underground Railroad Freedom
Center Museum. Mr. Robinson has a Bachelor of Science from Mississippi State University and a Master of Business
Administration from the University of Memphis.

Core Competencies

	Environmental, Health, Safety & Sustainability	Executive Compensation	Finance/ Capital Markets	Financial Reporting/ Accounting Experience	International Experience	Public Company Executive Experience	Risk Management	Technology/ Cyber Security

ROBERT M. SHEARER

INDEPENDENT Age: 69 Director Since: 2019 Board Committees: Audit (Chair); Environmental, Health and Safety; Sustainability
Director Qualifications
Mr. Shearer retired in 2017 as a managing director of BlackRock Advisors, LLC, where he also served as co-head of
BlackRock’s Equity Dividend team and was a member of the Fundamental Equity Platform within BlackRock’s Portfolio
Management Group. Mr. Shearer was also the portfolio manager for both the BlackRock Equity Dividend Fund and
Natural Resources Trust, which grew from $500 million to over $50 billion under his leadership. Prior to that, Mr.
Shearer managed the Merrill Lynch World Natural Resources Portfolio for Merrill Lynch Investment Managers, which merged with BlackRock in 2006. Mr. Shearer has also held senior leadership roles at David L. Babson & Company,
Concert Capital Management and Fiduciary Trust Company International. As a senior research officer for Citicorp
Investment Management, he focused on the oil industry, including exploration and production, pipelines and oilfield services. Mr. Shearer holds an undergraduate degree in Economics from the University of Wisconsin, as well as a
Master of International Management from the Thunderbird School of Global Management and a Master of Business
Administration from the University of Wisconsin. He is a Chartered Financial Analyst.

Core Competencies

	Corporate Governance	Environmental, Health, Safety & Sustainability	Finance/ Capital Markets	Financial Reporting/ Accounting Experience	Industry Background	International Experience	Investor Relations

(1)Mr. Robinson was appointed to serve as a member of the Environmental, Health and Safety Committee effective as of May 2, 2024.

2025 Proxy Statement
19

Proposal 1: Election of Directors
Summary of the Board’s Director Nominee Core
Competencies and Composition Highlights
The following chart summarizes the competencies that the Board considers valuable to effective oversight of Occidental and illustrates how our Board’s director nominees individually and collectively represent these key competencies. The lack of an indicator for a particular item does not mean that the director does not possess that qualification, skill or experience as we look to each director to be knowledgeable in these areas; rather, the indicator represents that the item is a core competency that contributed to his or her nomination to the Board.

Corporate Governance contributes to the Board’s understanding of best practices in corporate governance matters		●						●		●

Environmental, Health, Safety & Sustainability contributes to the Board’s oversight and understanding of HSE and sustainability issues and their relationship to the company’s business and strategy	●	●	●		●	●	●		●	●

Executive Compensation contributes to the Board’s ability to attract, motivate and retain executive talent and to align compensation programs with shareholder interests	●		●	●		●		●	●

Finance/Capital Markets valuable in evaluating Occidental’s capital structure, capital allocation and financial strategy (dividends/stock repurchases/financing)			●			●	●	●	●	●

Financial Reporting/Accounting Experience critical to the oversight of the company’s financial statements and financial reports	●	●	●	●	●	●	●	●	●	●

Government, Legal & Regulatory contributes to the Board’s ability to navigate regulatory dynamics and understand complex legal matters and public policy issues		●		●	●		●	●

Industry Background contributes to a deeper understanding of our business strategy, operations, key performance indicators and competitive environment	●	●	●		●	●	●			●

International Experience critical to cultivating and sustaining business and governmental relationships internationally and providing oversight of our multinational operations	●	●	●	●	●		●		●	●

Investor Relations contributes to the Board’s understanding of shareholder concerns and perceptions			●	●		●				●

Public Company Executive Experience contributes to the Board’s understanding of operations, business strategy and human capital and demonstrates leadership ability	●	●	●	●	●	●			●

Risk Management contributes to the identification, assessment and prioritization of significant risks facing the company	●			●	●	●		●	●

Technology/Cyber Security contributes to the Board’s understanding of information technology and cyber risks								●	●

20

Proposal 1: Election of Directors

INDEPENDENCE
9 of 10
Nominees are
Independent

TENURE
Average
7.9 years
0-5 years
4
6-10 years
2
>10 years
3

DIVERSITY
Racial/Ethnic
Minorities
3
Women
3
50%
Diverse

Occidental’s governance policies require
that independent directors comprise at
least two-thirds of the members of the
Board (a policy that exceeds New York
Stock Exchange (NYSE) requirements).
The Board has affirmatively determined
that each of our Board’s director
nominees, other than Ms. Hollub,
is independent under NYSE standards.
The average tenure of our Board’s non- employee director nominees is approximately 7.9 years, which we believe reflects a balance of company experience and new perspectives.	The Board recognizes the importance of having a diverse and broadly inclusive membership.

Refreshed Board Composition and Leadership

∼45% of independent directors were first elected in the past 5 years	80% of Committee Chairs rotated in the past 5 years

2025 Proxy Statement
21

Corporate Governance
Occidental’s corporate governance policies (the Corporate Governance Policies) establish Occidental’s governance framework. The
Corporate Governance Policies address the structure and operation of the Board, including matters related to director independence;
tenure; outside board memberships; the role of the Board’s Independent Chairman; director stock ownership; and Board, committee and individual director performance evaluations. In addition to the Corporate Governance Policies, the Board has established other stand-alone governance policies, including a policy on shareholder rights plans, a confidential voting policy and an independent compensation consultant policy. Occidental’s governance policies are reviewed and updated periodically, in light of changing regulations, evolving best practices and shareholder feedback. The Corporate Governance Policies and other governance policies are available on our website at
www.oxy.com/investors/governance.

Occidental’s corporate governance practices generally align with the Investor Stewardship Group’s Corporate Governance Framework for U.S. Listed Companies.
Corporate Governance Highlights

RELATING TO THE BOARD
►Independent Chairman of the Board
►Annual elections of the entire Board by a majority of
votes cast (for uncontested elections)
►Demonstrated commitment to Board refreshment
►Tenure policy that seeks to maintain an average tenure
of 10 years or less for non-employee directors
►Board committees composed entirely of
independent directors
►Meaningful director stock ownership guidelines (6x
annual cash retainer) with holding requirement
►Annual evaluations of the Board, each committee and
individual directors
►One meeting dedicated to strategy discussions every
year with an expanded management group, in addition
to ongoing strategy oversight

RELATING TO SHAREHOLDER RIGHTS
►Ability of shareholders to call a special meeting at a
15% threshold
►Ability of shareholders to propose an action by written
consent at a 15% threshold
►Shareholder right to proxy access (3% for 3 years, up
to 20% of the Board)(1)
►Confidential Voting Policy
►Nominating Policy to consider properly submitted
shareholder-recommended director nominees
►No supermajority voting requirements
►Active independent director participation in and
oversight of the shareholder engagement program

(1)For more information, see "Corporate Governance - Director Selection and Recruitment - Proxy Access for Shareholder Nominated Director Candidates" on page 24.

22

Corporate Governance
Board Evaluation Process
Led by the Governance Committee, the Board conducts a robust annual evaluation of its performance and the performance of each of the
Board’s committees and the individual directors. The Governance Committee believes that board evaluations are a critical tool in assessing the composition and effectiveness of the Board, its committees and its members and present an opportunity to identify areas of strength and areas capable of improvement. The annual Board evaluation includes an assessment of, among other things, whether the Board and its committees have the necessary diversity of skills, backgrounds and experiences to meet Occidental’s needs. As part of this process, directors are asked to identify which board candidate skills and attributes should be prioritized for the Board’s ongoing director recruitment.
The evaluation process also includes ongoing discussion and feedback from directors throughout the year regarding the Board and its committees’ effectiveness. The Governance Committee annually considers the format of its evaluation processes, which, in recent years, have intentionally included different formats, such as questionnaires, individual director interviews and the use of a third-party facilitator.
The 2024 Board evaluation process is summarized below.

1	DETERMINE THE PROCESS
In 2024, the Governance Committee recommended, and the Board approved, Board evaluations through the use of: (i) written questionnaires, (ii) a skills matrix and
(iii) individual director interviews. This process was intended to continue to encourage candid feedback from directors to promote productive discussions.

2	CONDUCT EVALUATIONS
The Board and committee questionnaires solicited feedback related to committee and board effectiveness and performance; agenda topics and materials; skills; leadership;
and, at the Board level, matters related to strategy. The questionnaires also included open-ended questions that prompted each director to reflect and comment on his or her own individual performance and contributions to the Board. The Chair of the Governance
Committee interviewed each director to discuss his or her questionnaire responses and to solicit additional feedback.

3	ANALYZE THE RESULTS
In late 2024, the aggregated results of the questionnaires and feedback from the director interviews were reviewed and discussed at a meeting of the Governance Committee.
Each committee reviewed its individual results, and the Chair of the Governance
Committee led the Board in a discussion of the overall findings at a meeting of the full
Board.

4	TAKE RESPONSIVE ACTION
As part of its analysis of the evaluation results, the Board and management determined appropriate responsive actions to be implemented over the next year that are intended to address areas that were identified as capable of improvement. For example, at the
Board level, this process informed lengthening executive sessions and continued to provide valuable insight for Board succession planning and preferred director candidate qualifications. At the committee level, for the Sustainability and Shareholder Engagement
Committee as one example, in response to feedback received, the Committee enhanced its process to review our 2025 Sustainability and Climate Reports. In addition, in 2024, the Board implemented measures to address committee responsibility overlap.

Director Selection and Recruitment
Pursuant to the Board’s Nominating Policy, the Governance Committee considers director candidates recommended by shareholders as discussed further on page 85. In recent years, the Board has identified director candidates through the use of independent search firms, third-party recommendations and the recommendations of directors. For a discussion of the factors that the Governance Committee considers in recommending candidates for election to the Board, see “Proposal 1: Election of Directors – Director Nominations” on
page 13.

2025 Proxy Statement
23

Corporate Governance
Process for Identifying and Evaluating
Directors and Nominees
The Governance Committee reviews with the Board, on at least an annual basis, the current composition of the Board. Based on its annual review, the Committee recommends to the Board the general selection criteria for director nominees, screens potential director candidates and recommends the slate of director nominees for election to the Board at the company’s annual meeting of shareholders in light of the current and anticipated needs of the Board and its committees. The Board also periodically reviews the status of director recruitment.
Board Refreshment and Succession Planning
We believe that thoughtful Board refreshment and proactive director succession planning is an integral part of the company’s ability to deliver on its long-term strategy.
Board Refreshment
To have an appropriate balance of new perspectives with the institutional knowledge contributed by our longer-serving directors, the
Committee periodically reviews best practices to enhance the Board’s refreshment process. Our Corporate Governance Policies incorporate refreshment mechanisms, including a tenure policy that seeks to maintain an average tenure of 10 years or less for
Occidental’s non-employee directors and resignation guidelines in an uncontested election.
Succession Planning and Director Recruitment Process
In anticipation of retirements as well as evolving strategic needs for different skills and capabilities, the Committee conducts proactive, strategy- and risk-driven director succession planning. Director succession planning and recruitment processes are designed to be responsive to anticipated future needs in light of business, industry and market dynamics and to yield an appropriate balance of skills, backgrounds, experiences and tenure to effectively support and oversee the implementation of our long-term strategy.
The Committee follows a multi-step approach to succession planning and the director recruitment process to identify and evaluate potential director candidates:

1	ASSESS BOARD COMPOSITION	▶	2	IDENTIFY DIVERSE CANDIDATE POOL	▶	3	EVALUATE CANDIDATES	▶	4	RECOMMEND NOMINEE(S)

•The Governance
Committee evaluates
Board composition at
least annually and
determines skills and
qualifications desirable
for new directors based
on the company’s short-
and long-term strategies,
opportunities and
challenges as well as
director feedback from
the annual Board
evaluation process.

•Based on its assessment
of Board composition, the
Governance Committee
identifies certain skill sets
and attributes to prioritize
and guide the Governance
Committee’s and
Board’s search.
•Diverse pool of
prospective candidates is
identified using multiple
sources, including
independent search firms
and director
recommendations.

•The Governance
Committee reviews
available information on
prospective nominees to
evaluate candidate
experience, skills and
qualifications,
independence, conflicts of
interest, background, fit and
other commitments.
•Committee and Board
members meet with
qualified top candidates.

•The Governance
Committee
recommends
prospective director
candidate(s) to the
Board for approval.
•The Board
recommends director
nominees to
shareholders and
shareholders vote on
such nominees at the
annual meeting.

24

Corporate Governance
Proxy Access for Shareholder-Nominated Director Candidates
Occidental’s Amended and Restated By-laws (By-laws) permit a group of up to 20 shareholders, collectively owning 3% or more of
Occidental’s outstanding common stock continuously for at least three years, to nominate and have included in Occidental’s proxy materials director nominees constituting up to 20% of the Board, but not less than two directors, provided that the shareholder(s) and the nominee(s) meet the requirements set forth in Occidental’s By-laws. For more information on proxy access and other procedures to recommend candidates to the Board, see “Director Nominations for the 2026 Annual Meeting” beginning on page.

3% shares	for	3 years	2 nominees	or	20% of the number of directors

Any shareholder or group of up to 20 shareholders maintaining continuous qualifying ownership of at least 3% of our outstanding shares for at least 3 years			Can nominate, and have included in our proxy materials, director nominees constituting the greater of 2 nominees or 20% (rounded down) of the Board			Nominating shareholder(s) and the nominee(s) must also meet the eligibility requirements described in Occidental’s By-laws

Board of Directors and its Committees
Occidental is governed by its Board, which is led by an independent Chairman, and its five committees, composed entirely of independent directors. The structure of the Board and the responsibilities of its committees are described in more detail below.
Director Independence
Occidental’s Corporate Governance Policies require that independent directors comprise at least two-thirds of the members of the Board
— a policy that exceeds NYSE requirements. The Board has affirmatively determined that each of our Board’s director nominees, other than Ms. Hollub, is independent.
Independent Board Leadership Structure
Occidental’s By-laws provide for the Board to annually elect one of its independent directors to be Chairman of the Board.
Responsibilities of Independent Chairman
Mr. Moore has served as the Independent Chairman of the Board since September 2022. The Chairman of the Board presides at Board meetings and meetings of shareholders and his/her responsibilities include, among other things:

►Call meetings of the independent directors and chair
executive sessions of the Board at which no members of
management are present;
►Approve the agendas for Board meetings;
►Propose a schedule of Board meetings and the information
to be provided by management for Board consideration;
►Recommend the retention of consultants who report directly
to the Board;
►Assist in assuring compliance with the Corporate
Governance Policies and in recommending revisions to
the policies;

►Evaluate, along with the members of the Compensation
Committee and the other independent directors, the
performance of the Chief Executive Officer;
►Consult with other Board members as to recommendations
on the membership and chairpersons of the Board
committees and discuss recommendations with the
Governance Committee;
►Communicate to the CEO the views of the independent
directors and the Board committees with respect to
objectives set for management by the Board; and
►Serve as a liaison between the Board and
Occidental’s shareholders.

2025 Proxy Statement
25

Corporate Governance
Board Committees
The committees of the Board are composed entirely of independent directors. The primary responsibilities of the committees are described below. From time to time, the Board of Directors delegates additional duties to the committees. Furthermore, at least annually, the
Governance Committee reviews and makes recommendations on committee composition and leadership.
The table below summarizes information about current committee membership and the 2024 committee meetings. The committees also regularly invite all other Board members to join their meetings as scheduling permits and otherwise report on their activities to the full Board.

Name	Audit	Corporate Governance and Nominating	Environmental, Health and Safety	Executive Compensation	Sustainability and Shareholder Engagement
Jack B. Moore			●
Vicky A. Bailey		●			●
Andrew Gould	●		●
Carlos M. Gutierrez	●	●			●
Vicki Hollub
William R. Klesse				●
Claire O’Neill		●			●
Avedick B. Poladian	●			●
Kenneth B. Robinson	●		●	●
Robert M. Shearer			●		●
Number of meetings during fiscal 2024	4	3	4	3	3

Committee Chair
●	Committee Member

AUDIT COMMITTEE

MEMBERS:
Robert M. Shearer (Chair)
Andrew Gould
Carlos M. Gutierrez
Avedick B. Poladian
Kenneth B. Robinson
MEETINGS IN 2024: 4
The Audit Committee members are
independent and the Board has
determined that each Audit Committee
member is an “audit committee
financial expert” within the meaning of
the SEC’s regulations.
The Audit Committee Report with
respect to Occidental’s financial
statements is on page 69.

PRIMARY RESPONSIBILITIES:
►Engage the independent auditor
►Discuss the scope and results of the audit with the independent auditor and matters required to be discussed by the Public Company Accounting Oversight
Board (PCAOB)
►Oversee financial reporting and accounting principles and controls and the internal audit function
►Review internal audit reports and responsive actions by management
►Review matters relating to financial risk
►Evaluate the independent auditor’s qualifications, performance and independence
►Oversee matters relating to Occidental’s Code of Business Conduct
►Assist the Board in monitoring the integrity of Occidental’s financial statements and
Occidental’s compliance with legal and regulatory requirements with respect to financial matters

26

Corporate Governance

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

MEMBERS:
Avedick B. Poladian (Chair)
Vicky A. Bailey
Carlos M. Gutierrez
Jack B. Moore[1]
Claire O’Neill
MEETINGS IN 2024: 3
It is the policy of the Governance
Committee to consider nominees to
the Board recommended by
Occidental’s shareholders. See page
85 for information regarding how to
recommend nominees to the Board.

PRIMARY RESPONSIBILITIES:
►Recommend candidates for election to the Board
►Review and interpret Occidental’s Corporate Governance Policies and consider other governance issues
►Review and consider related party transactions
►Oversee the evaluation of the Board, its committees and the individual directors
►Evaluate and make recommendations to the Board regarding the compensation and benefits of non-employee directors

(1)From January 1, 2024 through
April 29, 2024.

ENVIRONMENTAL, HEALTH AND SAFETY COMMITTEE

MEMBERS: William R. Klesse (Chair) Andrew Gould Jack B. Moore[2] Kenneth B. Robinson[3] Robert M. Shearer MEETINGS IN 2024: 4
PRIMARY RESPONSIBILITIES:
►Review and discuss with management the status of HSE performance, including compliance with applicable laws and regulations
►Review and discuss the results of internal compliance reviews and remediation projects
►Review and discuss with management Occidental’s environmental, health and safety performance and related initiatives

(2)        Effective as of April 30, 2024.
(3)        Effective as of May 2, 2024.

EXECUTIVE COMPENSATION COMMITTEE

MEMBERS: Jack B. Moore (Chair) William R. Klesse Avedick B. Poladian Kenneth B. Robinson MEETINGS IN 2024: 3 The Compensation Committee’s report on executive compensation is on page 54.
PRIMARY RESPONSIBILITIES:
►Review the performance of the CEO and determine CEO compensation based on this evaluation
►Review and approve the compensation of all other executive officers
►Oversee the assessment of risks related to Occidental’s compensation policies and programs
►Administer Occidental’s equity-based incentive compensation plans and periodically review the performance of the plans

SUSTAINABILITY AND SHAREHOLDER ENGAGEMENT COMMITTEE

MEMBERS: Andrew Gould (Chair) Vicky A. Bailey Carlos M. Gutierrez Claire O’Neill Robert M. Shearer MEETINGS IN 2024: 3
PRIMARY RESPONSIBILITIES:
►Assist the Board in overseeing environmental, social and sustainability matters, including climate-related risks and opportunities, and external investor-oriented reporting thereon
►Review and oversee the company’s sustainability and social responsibility programs, policies and practices, including the Human Rights Policy, and oversee associated external reporting
►Oversee Occidental’s shareholder engagement program
►Review and monitor climate- and other sustainability-related public policy trends and related regulatory matters
►Review shareholder proposals related to environmental and social matters
►Oversee Occidental’s Political Contributions and Lobbying Policy and review Occidental’s political activities and expenditures
►Oversee the Charitable Contributions and Matching Gift Program

2025 Proxy Statement
27

Corporate Governance
Director Engagement
Director Education and Orientation
Directors are provided with continuing education, including business-specific learning opportunities through site visits and briefing sessions led by internal experts or third parties on topics that are relevant to Occidental. For example, in July 2024, the Board visited our subsidiary
CE’s Innovation Centre in Squamish, B.C. where they had the opportunity to meet with employees again to discuss recent research and development activities and associated DAC technology advancements. This visit was coupled with continued briefings on business strategy, STRATOS progress, Innovation Centre testing and derisking activities, cost reduction opportunities and challenges, intellectual property briefings, and competitive and market analyses. More recently, in November 2024 and February 2025, management, including our
Vice President of Government Affairs, provided briefings on pertinent legislative and regulatory matters in light of the U.S. presidential election and administration change and potential impacts to Occidental.
Directors are also encouraged to attend additional continuing education programs designed to enhance the performance and competencies of individual directors and the Board. For example, in 2024, one director attended a conference regarding cybersecurity and climate, and another director attended a forum for Audit Committee leadership.
Each new director is provided with extensive onboarding materials and information covering director responsibilities, corporate governance practices and policies, business strategies, leadership structure and long-term plans concerning Occidental in order to enable the individual to perform the duties of a director. Orientation also includes individualized meetings with senior management and other key leaders.
Participation in regular Board and committee meetings also provides new directors with a strong foundation for understanding Occidental’s businesses, connects directors with members of management and accelerates their effectiveness. Directors have access to additional orientation and educational opportunities as they accept new or additional responsibilities on the Board or its committees.
Director Attendance
The Board of Directors held seven meetings in 2024, one of which was principally devoted to strategic review. Each of the directors attended more than 85% of the aggregate number of meetings of the Board and of the Board committees on which he or she served and which were held during the period that each director served. All of the directors then serving on the Board attended the 2024 Annual
Meeting of Shareholders. Attendance at the Annual Meeting of Shareholders is expected of directors as if it were a regular meeting of the Board.
Executive Sessions of the Independent Directors
The independent directors regularly meet in executive sessions at which no members of management are present. The independent directors held five executive sessions in 2024. The Board’s Independent Chairman chaired the executive sessions.
Strategy Oversight
The Board and its committees provide strategic guidance to management and oversight of Occidental’s business strategy throughout the year. Various elements of strategy are discussed at every Board meeting, as well as at many meetings of the Board’s committees.
Each year, the Board’s strategy oversight includes a dedicated discussion of significant risks and opportunities at the Board’s strategic planning meeting, which allows for an in-depth annual assessment of such risks and opportunities facing Occidental. At the 2024 strategic planning meeting, the Board continued its focus on the company’s assets and enabling technologies, as well as associated challenges and opportunities, and reviewed other important topics, such as the company’s existing uses of artificial intelligence (AI) and potential opportunities for AI with respect to data analytics, as well as the associated risks. With the closing of the CrownRock acquisition in August
2024, the Board reviewed strategic plans with respect to the CrownRock assets and the company’s Midland Basin operations more broadly. Also, while Occidental’s low-carbon ventures and carbon management platform is a topic that is a focus for the full Board throughout the year, it has continued to be a key topic of our annual strategic planning meeting in recent years. Given the variety of topics reviewed and the depth at which they are discussed, the annual strategic planning meeting affords the Board the opportunity to meet with expanded members of management, including internal subject-matter experts.
Risk Oversight
Risk oversight occurs at both the Board and committee levels. The Board is responsible for overseeing Occidental’s policies and procedures with respect to risk management, and it has empowered its committees with oversight of specific, material risks within each committee’s area of focus. Each of the Board’s committees is integral to the control and compliance aspects of risk oversight by the Board.
Each committee meets regularly with management to review, as appropriate, compliance with existing policies and procedures and to discuss changes or improvements that may be required or desirable. The frequency of committee meetings is intended to allow each committee adequate time for in-depth review and discussion of matters associated with its areas of responsibility. Each committee regularly reports to the Board regarding the committee’s discussion of issues and findings, as well as to make recommendations regarding appropriate changes or improvements.

28

Corporate Governance

BOARD OVERSIGHT
As part of its overall responsibility for overseeing Occidental’s policies and procedures with respect to risk management, the Board has empowered its committees with oversight of the risks and matters described below, which are tailored to each committee’s area of focus.

COMMITTEES

1	AUDIT
►Assists the Board in monitoring the company’s financial statements, compliance with legal and regulatory requirements, the qualifications and independence of the independent auditor, the independent auditor’s performance and Occidental’s internal audit function
►Oversees information technology (IT) security programs, including cybersecurity
►Oversees Occidental’s Enterprise Risk Management (ERM) program and Code of Business
Conduct compliance program

2	CORPORATE GOVERNANCE AND NOMINATING
►Oversees the Corporate Governance Policies, Board composition and refreshment, Board committee leadership and membership and Board, committee and individual director performance evaluations
►Administers the company’s Related Party Transactions Policy

3	ENVIRONMENTAL, HEALTH AND SAFETY	►Oversees compliance with applicable HSE laws and regulations ►Oversees the company’s Operating Management System, including results of internal compliance reviews ►Oversees remediation projects

4	EXECUTIVE COMPENSATION
►Oversees the risk assessment related to the company’s compensation policies and programs applicable to executive officers and other employees, including the determination of whether any such policies and programs encourage unnecessary or excessive risk-taking

5	SUSTAINABILITY AND SHAREHOLDER ENGAGEMENT
►Assists the Board in overseeing environmental, social and sustainability matters, including climate-related risks and opportunities, and external investor-oriented reporting thereon
►Oversees the company’s sustainability and social responsibility programs, policies and practices, including the Human Rights Policy
►Oversees Occidental’s Political Contributions and Lobbying Policy and Charitable Contributions
and Matching Gift Program
►Oversees the shareholder engagement program

ROLE OF MANAGEMENT
Senior leadership, including the ERM Council (a group of senior executives responsible for governance and oversight of the ERM program), manages risks. Occidental maintains internal processes and controls to facilitate risk identification and management. As part of Occidental’s governance and risk management processes, senior management regularly reports to the Board and/or its committees on financial, operational, human capital, cyber security, HSE and sustainability matters.

2025 Proxy Statement
29

Corporate Governance

OVERSIGHT OF CYBERSECURITY

Occidental recognizes the importance of monitoring cyber risk. At the management level, Occidental’s Chief Information Officer (CIO), who has over 20 years of IT and cybersecurity experience, heads the team responsible for implementing and maintaining cybersecurity and data protection practices across Occidental’s businesses and reports directly to the President and CEO. Occidental has a centrally coordinated team, led by its CIO, responsible for implementing and maintaining cybersecurity and data protection practices across the company. Occidental’s CIO regularly reviews risk management measures and the overall cyber risk strategy implemented and maintained by the company. The CIO receives regular updates on Occidental’s cybersecurity program and monitors the prevention, detection, mitigation and remediation of cybersecurity incidents through reports from the company’s cybersecurity leaders, each of whom is supported by a team of trained cybersecurity professionals. In addition to Occidental’s extensive in-house cybersecurity capabilities, Occidental also engages assessors, consultants, auditors or other third parties when necessary to assist with assessing, identifying and managing cybersecurity risks.
At the Board level, the Audit Committee oversees Occidental’s IT security programs, including cybersecurity, which includes review of possible external threats and potential mitigations. The Board also reviews the company’s cybersecurity program at least annually. In this review, the CIO briefs the full Board on cybersecurity and data protection matters, including analysis and review of the measures implemented by the company to identify and mitigate cybersecurity risks. Occidental also has protocols by which material cybersecurity incidents are to be reported to the Audit Committee and/or the Board, as appropriate.
In addition to the above, Occidental’s cybersecurity practices are reviewed as part of the company’s standard general IT controls.
Business network and industrial control systems (ICS) cybersecurity risks are handled by separate and dedicated Occidental teams and are incorporated into Occidental’s ERM program.

OVERSIGHT OF HUMAN CAPITAL AND CULTURE

Occidental understands the importance of attracting, retaining and motivating top talent at all levels within the company and strives to create an environment where employees’ differences are appreciated, celebrated and encouraged. At the management level, the company has a dedicated Vice President of Human Resources (HR) Strategy and Services and a dedicated Vice President of Diversity and Inclusion, both of whom, along with their respective teams, are responsible for providing strategic guidance and support to business leaders and executives in furtherance of these goals. Additionally, the HR department supports eleven voluntary Employee
Resource Groups, which are open to all interested persons and promote peer engagement and education to help advance inclusion and a sense of belonging of employees with common interests.
At the Board level, the Sustainability and Shareholder Engagement Committee reviews and discusses the company’s human capital strategy at least annually. In connection with this review, in February 2025, the Vice President of HR Strategy and Services updated the
Committee regarding employee demographics, employee engagement, workforce development and other initiatives. The full Board also discusses senior management succession planning at least annually.

OVERSIGHT OF HSE & SUSTAINABILITY

Occidental appreciates the importance of HSE and sustainability matters and the impact related risks may have on the company’s operational and financial performance. At the management level, Occidental’s Vice President of Environmental and Sustainability leads the team responsible for managing the company’s environmental performance, environmental and social reporting, and sustainability and social responsibility programs.
At the Board level, the full Board oversees HSE and sustainability matters, including those with respect to climate, as an integral part of its oversight of Occidental’s strategy and key risks. These matters are inherent to the company’s strategic plans and, accordingly, are incorporated into regular Board meetings as well as the Board’s annual in-depth strategic review session.
The Board’s committee structure is designed to provide the Board and its committees with the appropriate oversight of relevant HSE matters as well as relevant sustainability matters. The Environmental, Health and Safety Committee oversees and reviews the status of
HSE performance, including compliance with applicable laws and regulations. It also reviews results of internal compliance reviews and remediation projects, among other things. The Sustainability and Shareholder Engagement Committee assists the Board in overseeing environmental, social and sustainability matters, including climate-related risks and opportunities, and external investor-oriented reporting on the same. It reviews and monitors climate- and other sustainability-related public policy trends and related regulatory matters, and it also oversees Occidental’s sustainability and social responsibility programs, policies and practices, including the Human
Rights Policy.

30

Corporate Governance
Shareholder Engagement
Occidental is committed to regular and transparent communication and engagement with its shareholders and other stakeholders.

In 2024, we engaged with shareholders representing >50% of our outstanding shares* * Based on average shares outstanding in 2024.
HOW WE ENGAGED WITH OUR
SHAREHOLDERS:
►We proactively engage with our largest
shareholders throughout the year,
including broad-based engagements in
the fall/winter to discuss governance,
environmental, sustainability, social and
other matters, and in advance of the
annual meeting to discuss agenda items
and any other topics of interest.
►We regularly conduct roadshows
targeting engagement with specific
investors and participate in industry
conferences to engage with a broad
group of investors.
►We also engage with investors through
virtual and in-person meetings, phone
calls and emails.
►We regularly report our shareholders’
views to the Board and respond
to feedback.
►Independent directors participated in
several of our engagement meetings.
►The Board’s Sustainability and
Shareholder Engagement Committee
oversees our shareholder engagement
program and provides an avenue for
shareholder feedback to be
communicated directly to the Board.

TOPICS DISCUSSED
WITH OUR SHAREHOLDERS:
►Cash flow and shareholder return
priorities, including deleveraging
►Capital spending and activity levels
►Oil and gas inventory depth, well
performance and operational
differentiation
►Potential impact of U.S. presidential
administration change on our
businesses
►CrownRock integration and
opportunities
►STRATOS progress and DAC
financing, including the BlackRock joint
venture
►OxyChem and Midstream outlook
►OLCV updates and cash flow potential
►Board composition and refreshment
►Board oversight of the
company’s strategy and risk
►Climate, sustainability and human
capital matters
►Design and structure of our executive
compensation program

Communications with Directors
Shareholders and other interested parties may communicate with any director by sending a letter to the director’s attention in care of
Occidental’s Corporate Secretary, Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046. The Corporate
Secretary opens, logs and forwards all such correspondence (other than advertisements or other solicitations) to directors unless a director has requested that the Corporate Secretary forward correspondence unopened.

2025 Proxy Statement
31

Corporate Governance
Other Governance Matters
Related Party Transactions
Pursuant to Occidental’s Conflict of Interest Policy and Code of Business Conduct, each director and executive officer has an obligation to avoid any activity, agreement, business investment or interest, or other situation that could be construed either as divergent from or in competition with Occidental’s interest or as an interference with such person’s primary duty to serve Occidental, unless prior written approval has been granted by the Audit Committee. All potential conflicts of interest must be reported to a designated compliance officer.
A summary of the Conflict of Interest Policy is included in Occidental’s Code of Business Conduct which can be found at www.oxy.com/
investors/governance.
Pursuant to Occidental’s written policy on related party transactions, the Governance Committee reviews relationships and transactions in which Occidental and its directors, executive officers or their immediate family members participate if the amount involved exceeds
$120,000. To help identify related party transactions, each director and executive officer completes an annual questionnaire that requires disclosure of any transaction between Occidental and the director or executive officer or any of his or her affiliates or immediate family members. Additionally, the accounting department reviews Occidental’s financial records for payments made to, or received from, related parties and the entities with which the related parties are affiliated, and reports any identified transactions to the legal department. The
Governance Committee reviews and approves, ratifies or rejects identified related party transactions. In approving, ratifying or rejecting a related party transaction, the Governance Committee considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.
Pursuant to the policy, the Governance Committee approved and/or ratified two transactions that qualified as related party transactions.
First, TerraLithium LLC, an indirect, wholly owned subsidiary of Occidental, and BHER Minerals, LLC, an indirect, wholly owned subsidiary of Berkshire Hathaway, Inc., who is a greater than 5% beneficial owner of Occidental’s common stock, formed a joint venture for the demonstration and deployment of TerraLithium’s Direct Lithium Extraction and associated technologies to extract and commercially produce high-purity lithium compounds from geothermal brine. Berkshire’s interest in the joint venture is estimated to be 50%, and the joint venture had aggregate capital contributions of approximately $75 million during 2024. Second, Corey N. Hardegree, the son-in-law of Jeff
F. Simmons, Senior Vice President and Chief Petrotechnical Officer, is employed by Occidental as a lead production optimization engineer for the company’s domestic oil and gas business. His total compensation for 2024 (consisting of his annual base salary, annual bonus and stock-based compensation) was less than $350,000. He also participated in the general welfare and benefit plans of Occidental. Mr.
Simmons did not participate in the hiring of his son-in-law and does not participate in the performance evaluations or compensation decisions regarding his son-in-law.

32

Non-Employee Director Compensation
The Governance Committee periodically reviews non-employee director compensation and makes recommendations regarding changes to the program to the Board. The Governance Committee last reviewed non-employee director compensation in May 2024 with the assistance of Meridian as its independent compensation consultant. Meridian performed a robust review of Occidental’s non-employee director compensation program, which included a detailed comparison of Occidental’s non-employee director compensation program and practices against those of Occidental’s peer companies (as defined on page 41) and against broader comparator groups of the largest 200 companies in the S&P 500 and of the full set of companies in the S&P 500. After careful consideration and discussion, the Governance
Committee determined to restore non-employee director compensation to 2019 levels, except for the annual equity award for the Chairman of the Board, which was increased to be more competitive with market non-executive chair pay practices.
Director Compensation Program
The non-employee directors receive a combination of cash, in the form of an annual retainer payable on a monthly basis, and stock-based compensation. Occidental does not provide option awards, non-equity incentive awards or retirement plans for non-employee directors.
The Independent Chairman of the Board, the Independent Vice Chairman of the Board (if any) and the committee chairs receive additional compensation for their service due to the increased responsibilities that accompany these positions. Ms. Hollub does not receive any compensation for her service as a director.
The following table describes the components of the non-employee director compensation program for the 2024-2025 term:

Compensation Element	Term Amount
Annual Cash Retainer	$125,000 for non-employee directors
$155,000 for Chairman of the Board
Annual Equity Award	$225,000 for non-employee directors
$275,000 for Vice Chairman of the Board
$405,000 for Chairman of the Board
Board or Committee Meeting Fees	None
Committee Chair Additional Annual Equity Award	$25,000 for each committee chaired
Annual Equity Award
The Board believes that director and shareholder interests should be aligned over the long term. In furtherance of this objective, the majority of non-employee director compensation is equity-based compensation. Directors may elect to receive their annual equity award in shares of common stock or in deferred common stock units.
Common Stock Award. Pursuant to the terms of the award, the director receives shares of common stock that are fully vested at grant but subject to transfer restrictions. 50% of the shares may not be sold or transferred until the earlier of the third anniversary of the grant date or the date of the director’s separation from service, and the remaining 50% may not be sold or transferred until the date of the director’s separation from service; provided, however, that all of the shares become transferable in the event of certain change in control events.
Deferred Stock Unit Award. Pursuant to the terms of the award, the director receives deferred stock units that are fully vested at grant but subject to deferred settlement. Each deferred stock unit is equivalent to one share of common stock and payable in shares of common stock upon the satisfaction of the deferral period. 50% of the deferred stock units are payable upon the earlier of the third anniversary of the grant date or the date of the director’s separation from service, and the remaining 50% are payable on the date of the director’s separation from service; provided, however, that all of the deferred stock units are payable in the event of certain change in control events.
All Other Compensation
Directors are eligible to participate in the Occidental Petroleum Corporation Matching Gift Program, which matches contributions made by employees and directors to certain qualified, eligible charitable organizations. The limit for such matching contributions is $7,500.
Occidental also reimburses non-employee directors for expenses related to their Board service, including hotel, airfare, ground transportation and meals. In 2024, the “All Other Compensation” amounts for certain non-employee directors included expenses related to spousal travel to attend an Occidental Board meeting.
Stock Ownership Guidelines
Each non-employee director is expected to beneficially own a number of shares of common stock or deferred stock units of Occidental having a market price equal to at least six times the annual cash retainer for non-employee directors within five years of his or her election to the Board. A director who does not meet the minimum ownership guideline may not sell any shares of Occidental common stock until he or she meets the ownership guideline and would continue to meet the ownership guideline following any such sale. As of March 1, 2025, each of our non-employee directors was in compliance, or on track to comply, with these guidelines.

2025 Proxy Statement
33

Non-Employee Director Compensation
Director Compensation Table
The table below summarizes the total compensation for each of the non-employee directors in 2024.

COMPENSATION OF DIRECTORS

Name	Fees Earned or Paid in Cash(1)	Stock Awards(1)(2)	Total
Vicky A. Bailey	$118,750	$225,043	$343,793
Andrew Gould	$118,750	$250,026	$368,776
Carlos M. Gutierrez	$118,750	$225,043	$343,793
William R. Klesse	$118,750	$250,026	$368,776
Jack B. Moore	$148,750	$430,061	$578,811
Claire O’Neill	$118,750	$225,043	$343,793
Avedick B. Poladian	$118,750	$250,026	$368,776
Kenneth B. Robinson	$118,750	$225,043	$343,793
Robert M. Shearer	$118,750	$250,026	$368,776
(1)As approved by the Board in May 2024, in respect of (i) the annual cash retainer reflected annual retainer levels of $125,000 for non-employee directors and
$155,000 for the Chairman of the Board; (ii) the annual equity award reflected levels of $225,000 for non-employee directors and $405,000 for the Chairman of the
Board; and (iii) the additional annual equity award for committee chairs of $25,000 for each committee.
(2)Equity awards are granted to each non-employee director on the first business day following the annual meeting. Prior to the grant date, directors are given the option to receive their annual equity awards as shares of common stock or as deferred stock units, as described above. In 2024, Ms. O’Neill elected to receive deferred stock units, while all other non-employee directors elected to receive shares of common stock. The grant date fair value reported in the table is calculated by multiplying the number of shares of common stock granted by a price per share of $64.39, the closing price of Occidental’s common stock on the NYSE on
May 3, 2024. These grants are made in whole shares, with fractional share amounts rounded up to the nearest whole share. For information regarding the total number of restricted shares and deferred stock units held by each director, see the Beneficial Ownership of Directors and Executive Officers table on page 79.

34

ADVISORY VOTE TO
APPROVE NAMED
EXECUTIVE OFFICER
COMPENSATION
THE BOARD
RECOMMENDS THAT
YOU VOTE “FOR”
THE ADVISORY VOTE
TO APPROVE NAMED
EXECUTIVE OFFICER
COMPENSATION
Occidental is submitting this proposal to its shareholders for an advisory vote to approve the compensation of its named executive officers
(Say-on-Pay vote) as disclosed in this proxy statement pursuant to Section 14A of the Exchange Act. At our 2023 annual meeting,
Occidental’s shareholders approved, on an advisory basis, a frequency of every year for casting advisory votes to approve named executive officer compensation. The next Say-on-Pay vote is expected to occur at our 2026 annual meeting.
The executive compensation program for the named executive officers includes many best-practice features that are intended to enhance the alignment of compensation with the interests of Occidental’s shareholders. The executive compensation program is described in the
Compensation Discussion and Analysis (CD&A) section beginning on page 35 of this proxy statement.
The Compensation Committee strives to maintain a compensation program that will attract, retain and motivate outstanding executives by providing incentives to reward them for strong performance that supports Occidental’s long-term strategic objectives and is competitive with industry practices. The executive compensation program is intended to:
►Align with shareholder interests and be responsive to shareholder feedback;
►Preserve performance accountability across the commodity price cycle;
►Build and encourage long-term share ownership;
►Provide a consistent retention incentive;
►Be straightforward and transparent for the benefit of executives and shareholders;
►Match or exceed prevailing governance standards for performance-based compensation; and
►Use relative and absolute performance measures for equity awards.
The Board recommends that shareholders support the following resolution for the reasons described in the CD&A:
RESOLVED, that the shareholders approve, on an advisory basis, the compensation of Occidental’s named executive officers for 2024, as set forth in the CD&A, Summary Compensation Table and the other tables and narrative disclosures regarding named executive officer compensation set forth in this proxy statement.
A majority of the shares of common stock present in person or by proxy at the 2025 Annual Meeting and entitled to vote on this proposal must vote “FOR” the proposal to approve it. Your broker may not vote your shares on this proposal unless you give voting instructions.
Abstentions have the same effect as votes cast “AGAINST” the proposal. Broker non-votes have no effect on the vote. As in past years, your vote will not directly affect or otherwise limit or enhance any existing compensation or award arrangement of any of our named executive officers, but the outcome of this advisory say-on-pay vote will be taken into account by the Compensation Committee in making future compensation decisions.

2025 Proxy Statement
35

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) describes the material elements, objectives and principles of Occidental’s 2024 executive compensation program for its named executive officers (NEOs), recent compensation decisions and the factors the
Compensation Committee considered in making those decisions. The following officers are our NEOs for 2024:

VICKI HOLLUB President and Chief Executive Officer	SUNIL MATHEW Senior Vice President and Chief Financial Officer

KENNETH DILLON Senior Vice President and President, International Oil and Gas Operations	RICHARD A. JACKSON Senior Vice President and President, U.S. Onshore Resources and Carbon Management, Operations	ROBERT L. PETERSON Senior Vice President and Executive Vice President, Essential Chemistry of OxyChem

Elements of the 2024 Compensation Program	43
Other Compensation and Benefits	47
Individual Compensation Considerations	48
Additional Compensation Policies and Practices	53
Risk Assessment of Compensation Policies and Practices	54
Compensation Committee Report	54

36

Compensation Discussion and Analysis
Executive Summary
Driven by Results: Business Overview and Outlook
Through the exceptional dedication and hard work of our employees, Occidental outperformed across all three of our segments in 2024.
This enabled our sustainable and growing dividend, which the Board increased to 22 cents per share effective as of the April 2024 common dividend and 24 cents per share effective as of the April 2025 common dividend. Occidental excelled in strategic execution throughout the year, positioning the portfolio to maximize value by increasing exposure to short-cycle, high-return assets while also advancing major projects aimed at delivering sustainable returns through the cycle.

Strategic Advancement
In August 2024, Occidental strengthened our portfolio with the addition of the CrownRock assets in the
Midland Basin. This acquisition enhances our Permian portfolio, adding Midland Basin scale and high-
margin inventory, and continues to demonstrate value with both our operational and production results exceeding expectations.
Occidental also advanced DAC and other low-carbon initiatives that can help society achieve a more sustainable and secure energy future. Construction at STRATOS progressed on schedule, and we completed construction of Trains 1 and 2, the capture units for Phase 1 of STRATOS in December. This tremendous effort positions Occidental to bring Phase 1 of the project online this year. In 2024, teams across the organization, from Carbon Engineering to OxyChem, also collaborated to accelerate the pace of research and development efforts to enhance our DAC technology for implementation in Phase
2 of the project, which is expected to commence operations in mid-2026. These technology advancements are expected to reduce operational expenditures and optimize certain design elements for future DAC projects. The importance of these low-carbon projects and our associated emissions reduction efforts to Occidental’s business strategy is reflected in the 2024 annual cash incentive (ACI)
award sustainability metrics established by the Compensation Committee after consideration of shareholder feedback.

Operational Excellence
Execution efficiencies, along with strong new well deliverability and enhanced base production, enabled
Occidental to achieve our highest annual U.S. oil production, as well as record total company production at 1.33 million barrels of oil equivalent (BOE) per day, in 2024. Well performance leadership across our operated U.S. onshore positions in the Delaware, DJ, Midland and Powder River Basins as
well as sustained Gulf of America production drove record annual U.S. oil production, and our international assets in Oman, the UAE and Algeria contributed to the overall company record.
In 2024, with senior leadership focused on cost efficiencies, our teams reduced domestic lease operating expenses per barrel by approximately 9% and lowered well costs by roughly 12% across all unconventional basins. Total spend per barrel as a performance metric within Occidental’s 2024 ACI award reinforces the importance of these efforts.
Additionally, Occidental continued to demonstrate industry leadership and the long-term sustainability of our business through increasing our year-end proved reserves balance. In 2024, Occidental increased our proved reserves by approximately 600 million BOE to approximately 4.6 billion BOE, which is the highest in the company’s history. This represents an all-in reserves replacement ratio of 230% and an organic reserves replacement ratio of 112%.[1]
While delivering on operational outperformance, teams across all segments remained dedicated to operating safely and responsibly. Occidental achieved our best employee safety performance ever with
0.16 TRIR[2], tying our previous record from 2020, despite higher activity levels in 2024.

Financial Success
Strong operational performance drove Occidental’s 2024 financial achievements across all segments, enabling the company to generate $4.9 billion of free cash flow.[3] In addition to our Oil and Gas segment,
Occidental Chemical Corporation (OxyChem or OCC) outperformed, achieving over $1.1 billion in reported income, and our Midstream and Marketing segment also performed exceptionally well, significantly outperforming guidance, as a result of gas marketing optimization efforts offsetting lower in-
basin gas realizations in the Permian Basin.
Occidental also made significant progress on our cash flow and shareholder return priorities. In connection with the CrownRock acquisition discussed above, we committed to repay $4.5 billion of debt within 12 months of closing. Occidental achieved this target ahead of schedule through a combination of non-core divestitures and organic cash flow, delivering on our target in a measured and opportunistic way to maximize value. Cash Return on Capital Employed (CROCE) as a performance metric within
Occidental’s 2024 ACI award as well as a component of the 2024 LTI program reinforces the importance of company strategic, operational and financial performance and emphasizes the importance of capital efficiency and financial returns both in the short- and long-term, respectively.

(1)Reserves replacement ratios (all-in and organic) are non-GAAP financial measures. See Annex A for reconciliations to GAAP.
(2)Our Total Recordable Injury Rate (TRIR) per 200,000 employee work hours for the year ended December 31, 2024.
(3)Free cash flow before working capital is a non-GAAP financial measure. See Annex A for a reconciliation to GAAP.

2025 Proxy Statement
37

Compensation Discussion and Analysis
Focused on Pay-for-Performance
Occidental remains committed to the pay-for-performance philosophy that underpins our executive compensation program. We strive to incentivize our executive team to focus on strategic business objectives that, when met, will continue to create shareholder value. To accomplish this, a substantial portion of NEO compensation is performance-based and, as a result, Occidental’s performance significantly impacts the realizable values of NEO compensation awards.
For 2024, the Compensation Committee established an appropriate mix of short-term and long-term incentive compensation, resulting in significant at-risk pay for Ms. Hollub at 90% and the other NEOs at an average of 84%. The Compensation Committee will continue to thoughtfully oversee the effectiveness of Occidental’s executive compensation structure for strong alignment between executive officer compensation and company performance and the shareholder experience.
84%
At-Risk
TARGET COMPENSATION
AVERAGE OF OTHER NEOS
TARGET COMPENSATION
CEO

Responsive to Shareholder Feedback
90%
At-Risk
Occidental’s Board and management remain committed to regularly engaging with our shareholders and soliciting their perspectives and input on compensation, governance and other matters of interest (e.g., operational, sustainability and human capital). Throughout 2024 and the beginning of 2025, consistent with prior years, a broad array of Occidental management participated in these discussions, with active independent director participation either directly or through oversight of the shareholder engagement program.
Based on our conversations with shareholders and the support of approximately 97% of the total votes cast in our 2021, 2022, 2023 and
2024 advisory Say-on-Pay votes, we believe that shareholders generally endorse the current executive compensation program, including the use of sustainability metrics in the annual cash incentive (ACI) award, and recognize that it is functioning as intended. While recognizing that competitive pay is necessary to attract and retain top executive talent, in response to shareholder feedback, the
Compensation Committee maintained (i) a high level of at-risk pay, coupled with the continued use of returns-focused metrics, to support the compensation program’s strong pay-for-performance philosophy as discussed above and (ii) the weighting of sustainability metrics for the ACI award at 30% to remain closely aligned with the company’s net-zero and sustainability strategy. The Compensation Committee will continue to engage with shareholders on the design of the executive compensation program and promote alignment of executive officer pay with shareholder interests.

WHAT WE HEARD Maintaining strong pay-for- performance alignment is key
HOW WE RESPONDED
►Performance Share Units (PSUs) continued to use relative Total Shareholder Return (TSR)
and absolute Cash Return on Capital Employed (CROCE) metrics
►Maintained the performance-based portion of the LTI program at 60%, which is comprised of a performance-based TSR award (30%) and a performance-based CROCE award
(30%), to promote alignment with the shareholder experience

The meaningful weighting of sustainability metrics appropriately aligns short-term performance with the company’s net-zero and sustainability strategy
►Maintained the sustainability weighting at 30% for the 2024 ACI award
►Maintained target categories of emissions reduction projects (Scope 1 and 2) and low carbon ventures (Scope 3) and updated the target metrics within those categories to advance Occidental’s net-zero and sustainability strategy

38

Compensation Discussion and Analysis
Governance Features of the Executive
Compensation Program
The 2024 executive compensation program for the NEOs includes many best-practice features that are intended to enhance the alignment of compensation with the interests of Occidental’s shareholders.

WHAT WE DO
✓Pay for Performance. A substantial majority of NEO compensation is performance-based. The Compensation Committee reviews the metrics underlying the LTI program and ACI awards annually to evaluate their continued alignment with
Occidental’s business priorities.
✓Listen to Shareholder Feedback. The Compensation Committee reviews and considers shareholder feedback. For example, it contributed to the Compensation Committee’s decisions to maintain the weighting of sustainability metrics at 30%
for the 2024 ACI award. Shareholder feedback also informed the Compensation Committee’s decision to continue the performance-based allocation of the 2024 LTI program at 60%.
✓Clawback in the Event of Misconduct. Occidental maintains a clawback policy which is intended to comply with the requirements of NYSE Listing Standard 303A.14 implementing Rule 10D-1 under the Securities Exchange Act. In addition, the Compensation Committee has the authority to clawback ACI payouts and both time- and performance-based LTI awards for violations of Occidental’s Code of Business Conduct and related policies.
✓Emphasize Stock Ownership With Ownership Guidelines and Holding Requirements. CROCE and TSR awards are payable in shares of common stock and the net shares received for each vested RSU award are subject to a two-year holding period. In addition, the NEOs (as well as other officers) are subject to meaningful stock ownership guidelines, ranging from two to six times the officer’s annual base salary, and a holding requirement until such guidelines are met.
✓Monitor Compensation Program for Risk. The executive compensation program includes multiple features that are intended to appropriately mitigate excessive risk-taking. The Compensation Committee conducts an annual assessment of our executive compensation program to identify and minimize, as appropriate, any compensation arrangements that may encourage excessive risk-taking.
✓Use Double-Trigger Equity Vesting for Equity Awards. Pursuant to the Amended and Restated 2015 Long-Term Incentive
Plan (LTIP), equity awards vest in the event of a change in control only if there is also a qualifying termination of employment.
✓Use Relative and Absolute Performance Measures for Equity Awards. Performance equity is earned based on both relative shareholder returns and absolute financial returns, with TSR awards capped if Occidental’s absolute TSR is negative and CROCE awards measured against an absolute performance target.

WHAT WE DON’T DO
✗No Dividend Equivalents on Unvested Performance Awards. Dividends and dividend equivalent rights are subject to the same performance goals as the underlying award and will not be paid until the performance award has vested and becomes earned.
✗No Hedging or Derivative Transactions. Occidental’s directors, executive officers and all other employees are not permitted to engage in transactions designed to hedge or offset the market value of Occidental’s equity securities.
✗No Golden Parachute Payments. Our golden parachute policy provides that, subject to certain exceptions, Occidental will not grant golden parachute benefits (as defined in the policy) to any executive officer which exceed 2.99 times his or her salary plus ACI award without shareholder approval.
✗No Repricing of Stock Options. Other than in connection with a corporate transaction involving Occidental, Occidental does not permit the repricing of stock options or stock appreciation rights without shareholder approval.

2025 Proxy Statement
39

Compensation Discussion and Analysis
Overview of the 2024 Executive
Compensation Program

Element		Purpose	Form of Payout	How Target Values are Determined	2024 Determinations

Base Salary		Provides a competitive level of fixed compensation.	Cash
The Compensation
Committee reviews base
salaries annually and as
circumstances warrant.
The Compensation
Committee reviews
compensation surveys,
publicly available peer
company data, internal
pay equity, individual
responsibilities and
performance assessments
with the intent to attract
and retain highly
talented executives.

In 2024, Ms. Hollub’s base salary was increased by
$75,000 to $1,575,000; Mr. Mathew’s base salary was
increased by $50,000 to $750,000; each of Mr.
Dillon’s and Mr. Jackson’s base salaries were
increased by $35,000 to $795,000; and Mr. Peterson’s
base salary was increased by $35,000 to $775,000.
Salary decisions are described in more detail under
“Individual Compensation Considerations” beginning
on page 48.

Annual Cash Incentive		Motivates executives to achieve superior performance over a one-year period.	Cash
The Compensation
Committee annually
reviews the objectives,
metrics and targets
underlying the ACI award,
and their relative
weightings, with an aim to
incentivize the NEOs to
excel in areas that are
aligned with Occidental’s
business objectives.

The 2024 ACI award is based 100% on corporate
performance, but the final payout may be increased or
decreased by up to 25% based on individual
performance. Corporate performance is based on
Occidental’s total spend per barrel, CROCE and
sustainability performance.
The ACI is described in more detail under “Elements
of the 2024 Executive Compensation Program –
Annual Cash Incentive” beginning on page 43. The
amount ultimately earned under the ACI award for
each NEO is discussed under “Individual
Compensation Considerations” beginning on page 48.

Long-Term Incentives	PSU Awards	Incentivizes executives to sustain long- term performance.	Stock
The Compensation
Committee annually
reviews and determines a
target LTI award package
for each NEO based on a
review of compensation
surveys, publicly available
peer company data, the
executive’s prior-year
award value (as
applicable), retention
considerations, the
balance of short-and long-
term pay and internal
pay equity.
The majority of the LTI
award package for each
NEO is
performance-based. The
Compensation Committee
annually considers the
performance criteria for
PSU awards in light
of Occidental’s ongoing
business objectives.

Similar to 2023, the Compensation Committee
continued using TSR and CROCE as the performance
criteria for the PSU awards. The TSR award is an
objective, external measure of Occidental’s
effectiveness in translating our results into
shareholder returns. The CROCE award incentivizes
a high level of executive focus on capital efficiency
and prudent capital allocation. The RSU award, which
is subject to a two-year post-vesting holding period,
aligns with Occidental’s absolute stock price
performance and provides retention value. 2024 LTI
awards are weighted: 60% PSUs (30% TSR and 30%
CROCE) and 40% RSUs.
The LTI program is described in more detail under
“Elements of the 2024 Executive Compensation
Program – Long-Term Incentive Program” beginning
on page 45. The target value of the LTI award
package of each NEO is described under “Individual
Compensation Considerations” beginning on page 48.

	RSU Awards	Provides a retention incentive that promotes sustained stock ownership and alignment with stock price performance.	Stock

40

Compensation Discussion and Analysis
Compensation Program Emphasizes Performance
A substantial majority of NEO compensation is dependent on performance.
90% of Ms. Hollub’s (and an average of 84% of the other NEOs’) 2024 target direct compensation opportunity is variable, or at risk. The ultimate value of at-risk compensation is dependent on company performance outcomes, the NEO’s continued employment and
Occidental’s stock price performance.

CEO TARGET DIRECT COMPENSATION MIX(1) - 90% VARIABLE/AT RISK
TSR
Award
RSU
Award
ACI
Award
Base
Salary
CROCE
Award
Cash
Stock Awards
(1)Target direct compensation is composed of base salary, target ACI award opportunity, and the target value of LTI awards.
Say-on-Pay Vote
At the 2021, 2022, 2023 and 2024 Annual Meetings, Occidental’s Say-on-Pay vote received support from approximately 97% of the total votes cast. The Compensation Committee views these results as an endorsement by shareholders of the current structure of the company’s executive compensation program. Through shareholder engagement, shareholders and other stakeholders have expressed support for having a significant portion of CEO and other NEO compensation be variable, or at risk, and for enhancements to our proxy statement disclosure on compensation-related matters. We generally have also received positive feedback from shareholders and other stakeholders on having sustainability metrics for the ACI award to align executive compensation with Occidental’s net-zero and sustainability strategy in the short term and maintaining that weighting at 30%. The Compensation Committee values shareholder feedback and, equipped with such feedback, will strive to continue to enhance alignment of executive compensation with the interests of
Occidental’s shareholders.

At our 2021, 2022, 2023 and 2024 Annual Meetings, shareholders showed strong support for our executive compensation program with approximately 97% of the votes cast at each meeting in favor of our Say-on-Pay vote.

2025 Proxy Statement
41

Compensation Discussion and Analysis
Participants in the Executive Compensation
Decision-Making Process

JACK B. MOORE Chair	WILLIAM R. KLESSE	AVEDICK B. POLADIAN	KENNETH B. ROBINSON
Role of the Independent Compensation Committee
The Compensation Committee, composed entirely of independent members of the Board, is responsible for annually reviewing and approving all aspects of the Chief Executive Officer’s compensation, as well as annually reviewing and approving the compensation of all other NEOs. In performing these duties, the Compensation Committee obtains input, advice and information from senior management, members of Occidental’s Human Resources (HR) team and an independent compensation consultant, as further described below, throughout the year. The Compensation Committee also considers the views expressed by Occidental’s investors and shareholder advisory groups in making executive compensation decisions. The Compensation Committee uses publicly available data regarding the executive compensation practices of its compensation peer group (as defined below) as an additional tool but does not benchmark executive compensation to a specific percentile within the peer group.
Role of Senior Management
Ms. Hollub, as Chief Executive Officer, makes recommendations to the Compensation Committee regarding the compensation package for each of the other NEOs. Ms. Hollub and the Vice President of Human Resources are present for a portion of each Compensation
Committee meeting, but no senior executive is present when decisions regarding his or her compensation are discussed and determined.
Only the Compensation Committee sets Ms. Hollub’s compensation package. Senior members of the HR team and other members of senior management interact with the compensation consultant as necessary and prepare materials for each Compensation Committee meeting to assist the Compensation Committee in its consideration and administration of executive compensation programs, plans and policies.
Role of the Independent Compensation Consultant
In 2024, the Compensation Committee engaged Meridian Compensation Partners, LLC (Meridian) as its compensation consultant to provide advice on various executive compensation matters. Meridian has served as the Compensation Committee’s compensation consultant since 2016. The Compensation Committee reviewed the independence of Meridian under SEC rules, the NYSE Listed
Company Manual standards and Occidental’s Independent Compensation Consultant Policy and found Meridian to be independent and without conflicts of interest. Occidental also participates in and reviews compensation surveys conducted by compensation consultants, including Meridian, in order to better understand external compensation practices, including with respect to executive compensation.
Role of Shareholders
Occidental maintains an ongoing dialogue with its shareholders. Members of Occidental’s senior management team and, on a case-by-case basis, one or more of Occidental’s independent directors, engage with shareholders through virtual and in-person meetings and phone calls. Input from these meetings regarding Occidental’s executive compensation policies and practices is reviewed by the
Compensation Committee and considered when making future compensation decisions. For the 2024 compensation year, for example, shareholder support for the pay-for-performance nature of Occidental’s executive compensation program informed the Compensation
Committee’s decision to continue the performance-based allocation of the LTI program at 60%. Shareholder support also continued to play an important role in the Compensation Committee’s decision to maintain the sustainability metric of the ACI award at 30% and to continue to set targets for the sustainability metric to incentivize executives to advance emissions reduction projects (Scope 1 and 2 emissions) and progress low carbon ventures (Scope 3 emissions). The Compensation Committee believes that this structure provides for a stronger link between potential bonus payout and the advancement of the company’s net-zero and sustainability strategy.
Role of Peer Company Information
To evaluate how Occidental’s executive compensation program compares within the oil and gas industry, particularly with respect to award types, compensation mix, performance metrics and reported levels of compensation, the Compensation Committee reviews the executive compensation practices, programs and policies of a “compensation peer group,” as identified below. The Compensation Committee also reviews and considers oil and gas industry compensation surveys and related materials. This information is used only as a reference and not to establish compensation benchmarks, as Occidental does not benchmark executive compensation to a specific percentile within the compensation peer group. The Compensation Committee also maintains a “performance peer group” within the oil and gas industry, and the value of the TSR awards is dependent on Occidental’s three-year TSR performance as compared to the three-year TSR performance of the companies within the applicable performance peer group. The Compensation Committee regularly reviews these peer groups to assess whether they have reasonably similar business strategies, represent a mix of integrated and independent oil and gas companies
(including companies representative of different oil industry sectors such as upstream, downstream and integrated companies), are comparable with Occidental in enterprise value and/or assets, and generally compete against Occidental for investor dollars and/or executive talent. After careful review and deliberation, and in consultation with Meridian, the Compensation Committee determined in 2023 to maintain the same compensation and performance peer groups for 2024.

42

Compensation Discussion and Analysis

Company	Stock Ticker	Compensation Peers (2024)	Performance Peers (2024 TSR)	Enterprise Value at 12/31/24 ($ in billions)(1)
BP p.l.c.	BP	●	●	$97.5
Chevron Corporation	CVX	●	●	$280.7
ConocoPhillips	COP	●	●	$136.9
EOG Resources, Inc.	EOG	●	●	$65.4
ExxonMobil Corporation	XOM	●	●	$491.4
Hess Corporation(2)	HES	●		$48.5
Marathon Petroleum Corporation	MPC	●		$74.6
Occidental Petroleum Corporation	OXY			$80.0
Phillips 66	PSX	●		$65.9
Pioneer Natural Resources Company(2)	PXD	●		$—
Shell plc	SHEL	●	●	$178.3
TotalEnergies SE	TTE		●	$146.5
Valero Energy Corporation	VLO	●		$46.2
S&P 500 Index	—		●	$—
(1)Source: S&P Capital IQ.
(2)Pioneer Natural Resources Company was acquired by ExxonMobil Corporation in May 2024, and Hess Corporation has entered into an agreement to be acquired by Chevron Corporation.
The chart below shows Occidental’s percentile rank versus its 2024 compensation peers for enterprise value and assets as of
December 31, 2024. Occidental fell within the middle of its compensation peers for enterprise value (45th percentile) and assets
(45th percentile).
In 2024, the annual routine review prompted the Compensation Committee to revise the 2025 compensation peer group. The
Compensation Committee determined that it was appropriate to remove Pioneer Natural Resources Company and Hess Corporation
considering recent M&A activity involving each company and add The Williams Companies, Inc., Schlumberger Limited, Diamondback
Energy, Inc., Dow Inc., LyondellBasell Industries N.V. and Halliburton Company to broaden the industry sectors and balance the size of companies represented. In updating the 2025 compensation peer group, the Compensation Committee sought to address the persistent challenge of finding current independent peers of comparable size in a shrinking pool of peer companies with the backdrop of dynamic market conditions within our industries. Accordingly, the Compensation Committee expanded its review to include companies representative of different oil industry sectors to include upstream, midstream, downstream, integrated, oilfield services and chemical companies and considered, among other things, enterprise value and companies with which Occidental competes for talent. As noted
above, Occidental does not benchmark executive compensation to a specific percentile within the compensation peer group and did not seek direct alignment with pay levels or practices at peer companies when making the determination to update the 2025 compensation peer group.

2025 Proxy Statement
43

Compensation Discussion and Analysis
Elements of the 2024 Compensation Program
Salary
The Compensation Committee believes that base salary should reward executives on a market-competitive basis for consistent performance of job requirements and the achievement of short-term goals. Salaries are reviewed by the Compensation Committee annually and as circumstances warrant. In determining base salary levels, the Compensation Committee reviews compensation surveys, publicly available peer company data, internal pay equity, individual responsibilities and performance assessments.
In connection with its annual review, the Compensation Committee approved increases in the base salaries for NEOs reflective of each executive’s scope of responsibilities and prior year performance and to remain competitive in attracting and retaining top executive talent.

NEO	2023 Salary	2024 Salary	Percentage Increase
Vicki Hollub	$1,500,000	$1,575,000	5.0%
Sunil Mathew	$700,000	$750,000	7.1%
Kenneth Dillon	$760,000	$795,000	4.6%
Richard A. Jackson	$760,000	$795,000	4.6%
Robert L. Peterson	$740,000	$775,000	4.7%
Base salary represented, on average, approximately 12% of the 2024 compensation packages of the NEOs, based on compensation as reported in the Summary Compensation Table on page 55. For additional information regarding salary decisions for the NEOs in 2024, see
“Individual Compensation Considerations” beginning on page 48.
Annual Cash Incentive
The ACI award is intended to motivate executives to achieve superior company and individual performance over a one-year period. In the first quarter of each plan year, the Compensation Committee approves individual target award amounts for each executive officer based on a review of compensation surveys, publicly available peer company data, the executive’s prior-year award value, retention considerations, the balance of short- and long-term pay and internal pay equity. The amounts earned by each NEO under the ACI award for 2024, which were paid in the first quarter of 2025, are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary
Compensation Table on page 55, as further described below.
Setting the ACI Award Target. In connection with its annual review, the Compensation Committee approved increases for the ACI award targets for Ms. Hollub and Mr. Jackson in 2024 in light of their respective 2023 performance and to align with market practices. For more information regarding ACI award decisions for the NEOs in 2024, see “Individual Compensation Considerations” beginning on page 48).
Structure of the ACI Award. Potential payouts under the ACI award range from 0% to 200% of the target award amount, based on actual company performance, and may be adjusted upward or downward by up to 25% based on individual NEO performance. No such individual adjustments were made for 2024.
Weighting the Metrics. The Compensation Committee annually reviews all facets of the ACI award, with an aim to incentivize the NEOs to excel in areas that are aligned with Occidental’s business objectives. For the 2024 ACI award, the Compensation Committee approved metrics related to the company’s total spend per barrel, CROCE and sustainability goals:
►Our total spend per barrel goal was set at a slightly higher level in 2024 compared to 2023 to reflect operational and macroeconomic considerations such as inflationary pressures; considering these factors, the Compensation Committee believes that the 2024 goal was set at a rigorous level and was at least as challenging as the 2023 goal.
►CROCE was retained as a financial metric for 2024 to provide, in combination with total spend per barrel, a more comprehensive view of company strategic, operational and financial performance and a more balanced impact of commodity price changes on incentive plan results. CROCE in our ACI award was measured over a single year, with goals derived from our operating plan and expectations for 2024. CROCE is also a metric in our PSU awards where it measures Occidental’s sustained multi-year operating plan and longer-
term strategy. The Committee believes it is appropriate to have CROCE as a measure in the company’s short- and long-term incentive programs because of the importance of capital efficiency to our strategy, and that the varying lengths of the measurement periods create different, yet complementary, incentives for our NEOs. Our CROCE target performance was set at a slightly lower level in 2024 compared to 2023 to reflect commodity prices existing at the time of the business plan; considering these factors, the Compensation
Committee believes that the 2024 goal was set at a rigorous level for value creation and was at least as challenging as the 2023 goal.
►The sustainability metric remains weighted at 30% to continue advancing the company’s net-zero and sustainability strategy and incentivize executives to address Occidental’s Scope 1, 2 and 3 emissions in the short-term by including targets focused on emissions reduction projects (Scope 1 and 2) and low carbon ventures (Scope 3). The low carbon ventures targets focus on business development for DAC and CCUS that promotes progress toward our 2050 net-zero ambition for our total carbon inventory, including
Scope 3 emissions.
The Compensation Committee set target performance goals for each metric that it believed were rigorous based on Occidental’s detailed capital program and business plan, projections from the strategic planning team and business unit heads, prior-year results and third-party forecasts relating to future market conditions and other external market factors.
Review and Final Determination. After determining the structure of the ACI award, at each regular meeting, Compensation Committee members receive updates regarding and review progress toward each target performance goal and, following the performance period, carefully analyze annual performance to inform the Compensation Committee’s payout determination.

44

Compensation Discussion and Analysis
2024 Annual Cash Incentive Award

Weight	Potential Payout Range	Performance Metric	Target Performance	Result as of December 31, 2024	Weighted Score
Financial
	0% - 70%	Total Spend per Barrel(1)	$30.15	$29.30	55%
	0% - 70%	CROCE	21%	20.63%	30%

Sustainability
	0% - 30%	Emissions Reduction Projects (Scope 1 and 2)	Reduce operating emissions ►Deploy at least 5 projects or operational changes to reduce Scope 1 or 2 GHG or other air emissions ►Deploy the SensorUp GEMS platform in assets that will supply gas to STRATOS and expand Leak Detection and Repair (LDAR) Acceleration Modules to additional areas across ORCM ►Apply the 2023 asset registry data to enhance emissions estimates and reporting	Above Target(2)	25%

	0% - 30%	Low Carbon Ventures (Scope 3)	Advance carbon management platform ►Trains 1 and 2 of STRATOS mechanically complete by 2024 year-end ►Advance the next generations of Carbon Engineering’s DAC technology ►1 Gulf Coast sequestration hub on track for Class VI permitting by 2025	Above Target(3)	25%
TOTAL PAYOUT:				135%
70%
30%
2024 ACI Award Results. For the 2024 ACI awards, the award payout was determined by the company performance described on this page. Although the 2024 ACI program permitted the increase or decrease of the ACI award payout by up to 25% based on individual performance, the Compensation Committee did not make any such adjustments. Thus, for the 2024 ACI awards, all of the NEOs were paid at 135% of target based on the company performance noted above. For additional information regarding the performance assessment for each of the NEOs in 2024, see “Individual Compensation Considerations” beginning on page 48.
(1)“Total Spend per Barrel” (TSPB) applies to continuing operations and equals the sum of SG&A, OPEX and CAPEX, divided by MMboe. For purposes of the ACI award, “SG&A”
or “selling, general and administrative expenses” means total SG&A and other operating and non-operating expenses for the company, prior to any accrual for the 2024 ACI award; “OPEX” or “operating expenses” means total upstream oil and gas lease operating expenses; “CAPEX” or “capital expenditures” means total capital investment for the company; and “MMboe” means total million “Boe,” or barrels of oil equivalent, produced in the year.
(2)The Compensation Committee decided that the target metrics for emissions reduction projects were met above target, with the rationale summarized below:
►Occidental implemented numerous emissions reduction projects in 2024, including: in the company’s U.S. oil and gas operations, converted or eliminated over 4,600 gas-
driven pneumatic devices, consolidated compression facilities for gas lift to remove approximately 130 natural gas powered compressors from service, installed over 65 additional fuel gas measurement devices and associated automation to enhance fuel gas usage data, installed enclosed compressor blowdowns on more than 120 compressors to reduce venting during maintenance, converted over 10 facilities to tankless designs that remove on-site oil storage and consolidated other facilities, and obtained permits for temporary gas storage in over 65 wells to minimize flaring during plant and pipeline outages, with additional applications pending at year-end; in Oman operations, installed additional compressors in Block 9 Far West to manage increased gas production without routine flaring, completed a rich gas injection project in Block
9 to eliminate routine flaring at a central processing facility and use the captured gas to enhance oil production, and replaced certain diesel generators in Block 53 with electricity from the grid; and in OxyChem, implemented process optimization and equipment replacement projects at several plants to reduce natural gas, electricity or steam demand, enhance heat recovery efficiency, and increase hydrogen use.
►Occidental fully deployed the SensorUp GEMS platform in assets that will supply gas to STRATOS to monitor and account for methane emissions and perform measurement-informed carbon accounting for the natural gas feed to STRATOS; integrated methane monitoring flyover data for U.S. onshore oil and gas operations into the GEMS platform, along with relevant data from publicly available methane data sources such as CarbonMapper, to streamline workflows and responses to methane alerts and further expedite leak detection and repair; and enhanced methane accounting and reconciliation using the GEMS platform to align with guidance from the Oil &
Gas Methane Partnership (OGMP) 2.0 and applicable state regulations.
►Occidental incorporated the 2023 asset registry data into the company’s SAP system and used the data in U.S. onshore operations to streamline review and verification of methane detection and attribution to specific equipment to facilitate timely reporting and mitigation, support permitting and capital planning and validate certain equipment counts for regulatory and voluntary reporting, including, but not limited to, the EPA’s Greenhouse Gas Reporting Program (EPA GHGRP), state emissions inventories in
Colorado and New Mexico, the OGCI, OGMP 2.0 and the company’s annual Climate Report and Sustainability Report.
(3)The Compensation Committee also determined that the target metrics for low carbon ventures were met above target, with the rationale summarized below:
►Occidental achieved construction and mechanical completion in December 2024 for Trains 1 and 2, the capture units for Phase 1 of STRATOS.
►Following the Carbon Engineering acquisition in 2023, Occidental established multi-disciplinary teams from Carbon Engineering, OLCV and OxyChem to work in parallel throughout 2024 with key partners to successfully formulate, design, engineer, bench test and/or pilot multiple technologies to reduce the equipment, materials and energy needed for DAC, including air contactors, pellet reactors, liquid sorbent and overall CO2 capture/regeneration, and the associated operational footprint and cost. OLCV expects to incorporate these ongoing technological developments as applicable into DAC projects such as Phase 2 of STRATOS and the planned South Texas
DAC project.
►Occidental actively progressed its sequestration hub plans in 2024, including drilling stratigraphic data wells at multiple sequestration hub site locations, submitting 21 Class
VI CO2 sequestration well permit applications across its six proposed hub sites by year-end 2024 and signing award contracts in 2024 with the DOE for two of Occidental’s sequestration hubs that were awarded CarbonSAFE grants in 2023.

2025 Proxy Statement
45

Compensation Discussion and Analysis
Long-Term Incentive Program
The majority of NEO compensation is determined by Occidental’s long-term performance. The LTI awards are intended to motivate and incentivize executives to achieve results (including stock price performance) that are consistent with Occidental’s strategic business objectives. The Compensation Committee believes that long-term incentive compensation should represent the largest portion of each
NEO’s total compensation package and that the levels of payout ultimately achieved should reflect Occidental’s performance, both relative to peer company performance and on an absolute basis. During the process of determining the NEOs’ LTI compensation packages for
2024, the Compensation Committee evaluated many factors, including:
►Alignment of executive officer pay to achieving long-term growth in shareholder value;
►Linkage of any above-target payouts to superior performance and absolute returns;
►Shareholder feedback regarding long-term compensation metrics;
►Competitiveness with the compensation programs of peer companies;
►Impact of commodity prices on Occidental’s stock price and financial performance; and
►Allocation of total compensation between long-term and short-term components.
2024 Long-Term Incentive Program. The 2024 LTI program consisted of two PSU awards (one based on Occidental’s relative and absolute TSR and the other based on absolute CROCE performance) and a time-based RSU award as follows:
30%
CROCE Award
40%
RSU Award
30%
TSR Award
Forfeiture and change in control provisions applicable to the awards are discussed in more detail in the Potential Payments upon
Termination or Change in Control table and the accompanying footnotes, beginning on page 62.
Total Shareholder Return (TSR) Award. The Compensation Committee believes that the comparison of Occidental’s three-year TSR to peer companies’ TSR over the same period is an objective external measure of Occidental’s effectiveness in translating its results into shareholder returns. TSR is the change in price of a share of common stock plus reinvested dividends, over a specified period of time, and is an indicator of management’s achievement of long-term growth in shareholder value. Payout of the TSR award is based on Occidental’s three-year TSR as compared to the three-year TSR of the performance peers identified on page 42. The TSR award is denominated in
PSUs, each of which is equivalent to one share of common stock. The percentage of target PSUs that will be payable at the end of the three-year performance period, which began January 1, 2024 and ends December 31, 2026, will depend on Occidental’s relative and absolute TSR performance.
If Occidental’s absolute TSR is negative over the performance period, then, irrespective of Occidental’s ranking within the peer group, the payout of the TSR award is capped at no more than target. A table illustrating the potential payout of the TSR award based on relative and absolute TSR performance is set forth below:

TSR Ranking	% of Target PSUs Earned
#1	200%
#2	180%
Between #2 and #8	Linearly interpolated between 25% and 180%
#8	25%
#9	0%
For payout above 100%, Occidental’s absolute TSR must be positive.

46

Compensation Discussion and Analysis
An example of the interpolation calculation if Occidental ranked fourth among its TSR performance peers with respect to the 2024 TSR awards is as follows:

TSR Ranking	Formula Points	Company	Standing	% of Target PSUs Earned
#1		AAA	22.50%	200%
#2	B	BBB	20.00%	180%
#3		CCC	17.50%	Linearly interpolated between 25% and 180%
#4		OXY	15.00%
#5		DDD	12.50%
#6		EEE	10.00%
#7		FFF	7.50%
#8	A	GGG	5.00%	25%
#9		HHH	2.50%	0%
Interpolation Formula = 25% + [(180% - 25%) x ((OXY TSRI – A) / (B – A))] Interpolation Formula = 25% + [155% x ((15% - 5%) / (20% - 5%))]
Example Interpolation Payout Result = 128.3%
The cap on the TSR award payout if absolute TSR performance over the performance period is negative is intended to reinforce the pay-
for-performance nature of the compensation program. Cumulative dividend equivalents will be paid in cash at the end of the three-year performance period and will be paid only on the number of PSUs earned.
Payout of 2022 TSR Awards. For the 2022 TSR award, which had a performance period that ended on December 31, 2024, Occidental achieved a TSR ranking of 3 (out of 9) and an absolute TSR that was positive as of the end of the performance period. Thus, the
Compensation Committee approved a payout result of approximately 176%.
Cash Return on Capital Employed (CROCE) Award. The CROCE award is designed to focus executives on the efficient use of capital by promoting discipline in capital allocation decisions. CROCE is a transparent measure of how efficiently Occidental uses its capital and is calculated from Occidental’s audited financial statements with no adjustments for special items. The Compensation Committee aims to set the CROCE performance targets at a challenging level for each performance period based on our capital program, multi-year business plan and strategy, projections from our strategic planning teams, historical results and third-party forecasts relating to future market conditions. The CROCE award is denominated in PSUs, each of which is equivalent to one share of common stock. The percentage of target PSUs that become payable at the end of the applicable three-year performance period depends on Occidental’s absolute CROCE during the performance period. A table illustrating the potential payout of the 2024 CROCE award based on three-year CROCE performance is set forth below:

CROCE Performance Targets(1)	% of Target PSUs Earned(2)
CROCE of ≥ 22%	200%
CROCE of 20%	100%
CROCE of 18%	25%
CROCE < 18%	0%
(1)See page 87 for the formula to calculate CROCE.
(2)Payout percentages for CROCE values between 18% and 22% to be determined using linear interpolation between 25% and 200% of target, with a target payout at a CROCE of 20%.
Our CROCE performance targets were set at a slightly lower level for the 2024 CROCE award compared to the 2023 CROCE award to reflect operating and financial plans that incorporated expectations for a less favorable commodity price environment over the three-year performance period of the 2024 CROCE award as compared to the prior performance period; considering these factors, the Compensation
Committee believes that the 2024 CROCE award performance targets were set at a rigorous level for value creation and were at least as challenging as those for the 2023 CROCE award.
Payout of 2022 CROCE Awards. For the 2022 CROCE award, which had a performance period that ended on December 31, 2024,
Occidental achieved a three-year CROCE of 26.75% as of the end of the performance period, which exceeded the maximum performance level of such CROCE award. Thus, the Compensation Committee approved a payout result of 200%.
Restricted Stock Unit (RSU) Award. The 2024 RSU award vests ratably over three years with one-third vesting on each of
February 28, 2025, 2026 and 2027, subject to continued employment. Each RSU is equivalent to one share of common stock, and payment for a vested RSU award will be made solely in shares of common stock. The shares of stock ultimately received by the NEO pursuant to the RSU award are subject to a two-year post-vesting holding period. Dividend equivalents are accrued and paid out upon vesting.

2025 Proxy Statement
47

Compensation Discussion and Analysis
Other Compensation and Benefits
Qualified Defined Contribution Plans
Occidental does not have a defined benefit pension plan that provides NEOs a fixed monthly retirement payment. Instead, all salaried employees on the U.S. payroll, including the NEOs, are eligible to participate in one or more tax-qualified defined contribution plans.
Savings Plan. For 2024, the defined contribution 401(k) savings plan (Savings Plan) permitted employees to save a percentage of their eligible annual salary, which was up to $345,000 (the limit set by IRS regulations), and employee pre-tax contributions were limited to
$23,000. Employees may direct their contributions to a variety of investments. Occidental matches two dollars for every one dollar the employee contributes up to 2% of eligible pay, plus an additional dollar-for-dollar match on the next 3% of eligible pay. The NEOs are fully vested in their account balances under the Savings Plan. The amounts contributed by Occidental to the Savings Plan are included in the
“All Other Compensation” column of the Summary Compensation Table on page 55.
Retirement Plan. The defined contribution retirement plan (Retirement Plan) is funded annually through a reallocation process from the employee’s Supplemental Retirement Plan II (SRP II) account balance (described below). Because the exact amount that could be contributed to the Retirement Plan without exceeding governmental limits cannot be determined until the end of the year, the reallocation process has been developed to maximize the amount contributed each year to a tax-qualified defined contribution plan. The Retirement
Plan is company-funded, and employees may not contribute to the Retirement Plan. The NEOs are fully vested in their account balances under the Retirement Plan. The amounts allocated to the Retirement Plan are included in the SRP II contributions by Occidental in the “All
Other Compensation” column of the Summary Compensation Table on page 55.
Nonqualified Deferred Compensation Plans
Occidental maintains two nonqualified deferred compensation plans: (i) the SRP II and (ii) the Modified Deferred Compensation Plan
(MDCP). The purpose of the SRP II is to provide eligible employees, including the NEOs, with benefits to compensate them for maximum limits imposed by law on the amount of contributions that may be made to Occidental’s tax-qualified defined contribution plans. The purpose of the MDCP is to provide key management and highly compensated employees the ability to accumulate additional retirement income through deferrals of compensation.
Additional information regarding the terms and conditions of the SRP II and the MDCP is provided in “Nonqualified Deferred
Compensation” on pages 59 and 60. Amounts contributed to the SRP II on behalf of the NEOs are included in the “All Other
Compensation” column of the Summary Compensation Table on page 55 and above market earnings under the plans are included in the
“Nonqualified Deferred Compensation Earnings” column of the Summary Compensation Table on page 55. None of the executive officers made contributions to the MDCP or SRP II in 2024. The contributions, aggregate earnings, withdrawals and aggregate balances for the
NEOs in the SRP II and MDCP with respect to 2024 are shown in the Nonqualified Deferred Compensation table on page 60.
Retirement Policy
Each of Occidental’s NEOs and certain other key employees are eligible participants under the Occidental Petroleum Corporation
Retirement Policy. See “Executive Severance and Change in Control – Retirement Policy” on page 61 for a description of the policy.
Other Personal Benefits
Occidental provides a limited number of other personal benefits for its NEOs, which, in 2024, consisted principally of fees related to excess liability insurance and an annual physical examination which are included in the “All Other Compensation” column of the Summary
Compensation Table beginning on page 55.

48

Compensation Discussion and Analysis
Individual Compensation Considerations
In making executive compensation decisions for a given year, the Compensation Committee considers, among other factors, the performance of Occidental and the individual contributions of each NEO. The Compensation Committee determined that adjustments to target total compensation for 2024 and individual incentive plan awards were appropriate in light of these considerations. Details regarding the 2024 compensation decisions and performance evaluation of each NEO are presented below.

VICKI HOLLUB | President and Chief Executive Officer

Ms. Hollub is the President and Chief Executive Officer of Occidental. Ms. Hollub is responsible for all operations, the financial management of Occidental, implementing Occidental’s strategy, and assisting the
Board with, among other matters, corporate strategy development, executive succession planning and talent development, and executive compensation for all other NEOs.
Tenure. Ms. Hollub joined Occidental more than 40 years ago and, before her appointment as Chief
Executive Officer in 2016, held a variety of increasingly significant leadership and technical positions on three continents.
Performance Assessment. In assessing Ms. Hollub’s individual performance for 2024, the Compensation
Committee considered her continued dynamic leadership and significant accomplishments. Highlights of the individual performance assessment are set forth below.

Ms. Hollub optimized capital allocation, enhanced cash flow, and generated company value while improving the balance sheet and focusing on long-term shareholder returns through capital improvements and operational efficiencies.
✓Achieved record U.S. oil production, reaching 571 thousand BOE[1] per day
✓Reduced domestic operating expenses per BOE by ~9% and well costs by
~12% across all unconventional basins
✓Increased proved reserves to 4.6 billion BOE, achieving a 230% all-in reserves replacement ratio and a 112% organic reserves replacement ratio[2]
✓Generated OxyChem reported income of more than $1.1 billion
✓Optimized gas marketing transportation to offset low Permian price realizations

Ms. Hollub maintained a consistent focus on enhancing shareholder value and, through various strategic initiatives, positioned the portfolio to maximize value by increasing Oxy’s exposure to short-cycle, high-return assets while also advancing major projects aimed at delivering sustainable returns through the cycle.
✓Generated $4.9 billion of free cash flow before working capital[3]
✓Closed $1.7 billion of non-core divestitures
✓Achieved near-term debt repayment target of $4.5 billion
✓Increased quarterly dividend by more than 22%
✓Closed CrownRock acquisition, adding Midland Basin-scale and high-
margin inventory, increasing access to high-quality unconventional oil assets in the U.S.

Ms. Hollub continued to advance the company's OLCV business, making substantial progress towards net-zero and emissions reduction goals and positioning the company as a leader in sustainable business practices.
✓Advanced DAC initiatives: accelerated the pace of Carbon Engineering
R&D, integrated technological breakthroughs into STRATOS construction, and fostered industry-leading carbon dioxide removal (CDR) partnerships
✓Completed construction of STRATOS Trains 1 and 2 (capture units)
✓Received CarbonSAFE grants from the Department of Energy (DOE) for two sequestration hubs
✓Implemented numerous emissions reduction projects

Ms. Hollub maintained an unwavering focus on the company's dedication to health, safety, environmental stewardship and sustainability.
✓Achieved a record-low employee total recordable injury rate[4] and received numerous safety awards
✓Sustained zero routine flaring in Oxy’s U.S. oil and gas operations
✓Reduced routine flaring in global oil and gas operations by 80% compared to our 2020 baseline
✓Fostered a collaborative culture resulting in several successful company-
wide initiatives promoting employee inclusion, engagement and development, governance, and social responsibility
✓Oxy remained focused on the sustainability of natural resources, such as ongoing emissions reduction projects, water stewardship and biodiversity programs

COMPENSATION DECISIONS
Base Salary: Effective February 19, 2024, Ms. Hollub’s salary was increased by $75,000 to $1,575,000.
Annual Cash Incentive: Ms. Hollub’s target ACI award opportunity was set in February 2024 at
$2,520,000, an approximate 12% increase from 2023. Based on the company’s performance, the
Compensation Committee approved an ACI payout of 135% of target.
Long-Term Incentives: The target grant date value of Ms. Hollub’s LTI award package for 2024 was
$11,800,000, an approximate 5% increase from 2023. For information regarding how the Compensation
Committee determines the individual components of the LTI program, see “Elements of the 2024
Compensation Program – Long-Term Incentive Program” beginning on page 45.
2024 TARGET COMPENSATION ($) in Thousands

$1,575
Base Salary
$2,520
Annual Cash
Incentive
$11,800
Long-Term
Incentives
$15,895
Total Annual
Compensation
(1)Barrels of oil equivalent.
(2)Reserves replacement ratios are non-GAAP financial measures. See Annex A for GAAP reconciliations to GAAP.
(3)Free cash flow before working capital is a non-GAAP financial measure. See Annex A for GAAP reconciliation.
(4)Total Recordable Injury Rate (TRIR) per 200,000 employee work hours for the year ended December 31, 2024.

2025 Proxy Statement
49

Compensation Discussion and Analysis

SUNIL MATHEW | Senior Vice President and Chief Financial Officer

Mr. Mathew has served as Senior Vice President and Chief Financial Officer since August 2023. In this role, he oversees the Accounting, Tax, Treasury, Internal Audit and Investor Relations functions, as well as Corporate
Planning and Business Development. Mr. Mathew previously served as Vice President Strategic Planning, Analysis and Business Development since 2020 where he directed the company's planning and global business development functions and supported management in the development of short and long-term plans, annual capital allocation and business unit performance tracking.
Tenure. Mr. Mathew joined Occidental in 2004 and, before his appointment as Senior Vice President and Chief
Financial Officer in August 2023, held a variety of increasingly significant leadership positions.
Performance Assessment. In assessing Mr. Mathew's performance, the Compensation Committee considered his leadership and contributions to the success and delivery of Occidental’s strategic and financial objectives. Mr.
Mathew oversaw the closing of the CrownRock acquisition, managing the successful financing of the transaction and maintaining Occidental’s investment grade credit rating. Under Mr. Mathew’s leadership, Occidental made significant progress on cash flow and shareholder return priorities, rapidly deleveraging and achieving the near-
term debt repayment target of $4.5 billion ahead of schedule through a combination of asset sales and organic cash flow. Mr. Mathew also made meaningful contributions with respect to the oversight and management of the company’s balance sheet and capital program, prioritizing near-term debt maturities and maintaining open engagement with shareholders and the financial community.

COMPENSATION DECISIONS
Base Salary: Effective February 19, 2024, Mr. Mathew’s base salary was increased by $50,000 to $750,000.
Annual Cash Incentive: Mr. Mathew’s target ACI award opportunity was set at $700,000, unchanged from
2023. Based on the company’s performance, the Compensation Committee approved an ACI payout of
135% of target.
Long-Term Incentives: The target grant date value of Mr. Mathew’s LTI award package for 2024 was
$3,200,000, an approximate 3% increase from 2023. For information regarding how the Compensation
Committee determines individual components of the LTI program, see “Elements of the 2024
Compensation Program – Long-Term Incentive Program” beginning on page 45.
2024 TARGET COMPENSATION ($) in Thousands

$750
Base Salary
$700
Annual Cash
Incentive
$3,200
Long-Term
Incentives
$4,650
Total Annual
Compensation

50

Compensation Discussion and Analysis

KENNETH DILLON | Senior Vice President

Mr. Dillon is a Senior Vice President of Occidental and the President of International Oil and Gas Operations for
Occidental Oil and Gas Corporation, a subsidiary of Occidental. In this role, Mr. Dillon oversees the company’s operations in the Middle East, North Africa, South America and the Gulf of America, as well as Major Projects and Supply Chain.
Tenure. Mr. Dillon joined Occidental more than 35 years ago and, before his appointment as Senior Vice President in 2016, has held a variety of increasingly significant leadership positions.
Performance Assessment. In assessing Mr. Dillon's performance, the Compensation Committee considered that under his leadership, Oman North achieved record gross production with best ever HSE performance.
Oman North also commenced a CO2 enhanced oil recovery pilot program. With respect to Major Projects, the
STRATOS project milestones for mechanical completion were achieved. Under Mr. Dillon’s direction, the Al Hosn drilling program was completed as planned while achieving another record HSE milestone. Mr. Dillon also established the Gulf of America Waterflood project, highlighting substantial multi-year resource potential.
Furthering the company’s strategic Supply Chain initiatives, Mr. Dillon led the commencement of AI efficiency projects, which have already begun to yield positive results.

COMPENSATION DECISIONS
Base Salary: Effective February 19, 2024, Mr. Dillon’s salary was increased by $35,000 to $795,000.
Annual Cash Incentive: Mr. Dillon’s target ACI award opportunity was set at $825,000, unchanged from
2023. Based on the company’s performance, the Compensation Committee approved an ACI payout of
135% of target.
Long-Term Incentives: The target grant date value of Mr. Dillon’s LTI award package for 2024 was
$3,600,000, an approximate 3% increase from 2023. For information regarding how the Compensation
Committee determines individual components of the LTI program, see “Elements of the 2024
Compensation Program – Long-Term Incentive Program” beginning on page 45.
2024 TARGET COMPENSATION ($) in Thousands

$795
Base Salary
$825
Annual Cash
Incentive
$3,600
Long-Term
Incentives
$5,220
Total Annual
Compensation

2025 Proxy Statement
51

Compensation Discussion and Analysis

RICHARD A. JACKSON | Senior Vice President

Mr. Jackson is a Senior Vice President of Occidental and the U.S. Onshore Resources and Carbon Management
– President, Operations. In this role, Mr. Jackson leads the development and operations of Occidental’s U.S.
onshore oil and gas businesses while continuing to advance and integrate the company’s low-carbon technologies and opportunities. His responsibilities include accelerating subsurface innovation, delivering value-
added resource development and advancing operational technologies and key low-carbon innovations.
Tenure. Mr. Jackson joined Occidental in 2003 and, before his appointment as Senior Vice President in 2020, held a variety of increasingly significant leadership positions.
Performance Assessment. In assessing Mr. Jackson's performance, the Compensation Committee considered his contributions to the success of Occidental's U.S. Onshore (Oil and Gas) Resources and Low Carbon
Ventures technical, operations and business progress. U.S. Onshore Oil and Gas business results included significant improvements in safety performance and strong production and cash flow delivery driven from
Permian and Rockies production outperformance. Key advancements in new well performance and inventory generation also were important revenue drivers for 2024. Additionally, free cash flow generation improved through reductions in well costs and operating expense across the U.S. Onshore Oil and Gas assets. Low
Carbon advancements included U.S. Onshore Oil and Gas operational emissions reduction through sustained zero routine flaring, gathering and process equipment designs and retrofits, and through emissions measurement and LDAR acceleration technology applications. Mr. Jackson also oversaw CCUS progress through DOE grants for five key U.S. projects, including two 1PointFive sequestration hubs and entering a contract with the DOE for a $500 million grant for the South Texas DAC hub development. Progress in the six proposed strategic sequestration hubs included 21 Class VI permit applications submitted and deemed administratively complete, and drilling of additional stratigraphic wells in each hub. Additionally, Mr. Jackson helped advanced DAC progress with STRATOS construction milestones being met or exceeded and continued
market recognition and growth for CDR credits. Mr. Jackson also was instrumental in Occidental's other low-
carbon technology advancements, including for DAC, direct lithium extraction, and an announced joint venture with BHE Renewables. Mr. Jackson also had significant roles in the integration of Carbon Engineering and the
CrownRock acquisition.

COMPENSATION DECISIONS
Base Salary: Effective February 19, 2024, Mr. Jackson’s salary was increased by $35,000 to $795,000.
Annual Cash Incentive: Mr. Jackson’s target ACI award opportunity was set at $825,000, an increase of
$25,000 from 2023. Based on the company’s performance, the Compensation Committee approved an
ACI payout of 135% of target.
Long-Term Incentives: The target grant date value of Mr. Jackson’s LTI award package for 2024 was
$3,600,000, an approximate 3% increase from 2023. For information regarding how the Compensation
Committee determines individual components of the LTI program, see “Elements of the 2024
Compensation Program – Long-Term Incentive Program” beginning on page 45.
2024 TARGET COMPENSATION ($) in Thousands

$795
Base Salary
$825
Annual Cash
Incentive
$3,600
Long-Term
Incentives
$5,220
Total Annual
Compensation

52

Compensation Discussion and Analysis

ROBERT L. PETERSON | Senior Vice President

Mr. Peterson has served as Senior Vice President of Occidental since April 2020 and Executive Vice President,
Essential Chemistry of Occidental Chemical Corporation (OxyChem) since August 2023. In his current role, Mr.
Peterson has executive oversight for our chemical subsidiary OxyChem as well as operational readiness for
Occidental’s first DAC plant STRATOS and subsequent DAC plants. Mr. Peterson’s team also provides early support and capability for the operation and maintenance of other OLCV projects that link with OxyChem’s core competencies. Mr. Peterson previously served as Chief Financial Officer from April 2020 until August 2023. In that role, he oversaw the Accounting, Tax, Treasury, Internal Audit and Investor Relations functions, as well as
Corporate Planning and Business Development.
Tenure. Mr. Peterson joined Occidental more than 25 years ago and, before his appointment as Executive Vice
President, Essential Chemistry of OxyChem in 2023, has held a variety of increasingly significant leadership positions, including as noted above.
Performance Assessment. In assessing Mr. Peterson's performance, the Compensation Committee considered his leadership and management of his functional areas of responsibility, as well as his leadership and support for
Occidental's overall strategic goals and performance objectives. Mr. Peterson made meaningful contributions with respect to the oversight of OxyChem, its Glenn Springs environmental group, and the operational readiness for Occidental’s first DAC facility, STRATOS. In 2024, OxyChem delivered over $4.9 billion in sales and more than $1.1 billion in reported income. Mr. Peterson's efforts also included the alignment of OxyChem with overall company goals, linking the capabilities of OxyChem with OLCV initiatives, and helping ensure that the necessary people, procedures and supply chain requirements are in place for the startup of STRATOS in 2025.

COMPENSATION DECISIONS
Base Salary: Effective February 19, 2024, Mr. Peterson’s salary was increased by $35,000 to $775,000.
Annual Cash Incentive: Mr. Peterson’s target ACI award opportunity was set at $700,000, unchanged from 2023. Based on the company’s performance, the Compensation Committee approved an ACI payout of 135% of target.
Long-Term Incentives: The target grant date value of Mr. Peterson’s LTI award package for 2024 was
$3,200,000, unchanged from 2023. For information regarding how the Compensation Committee determines individual components of the LTI program, see “Elements of the 2024 Compensation Program
– Long-Term Incentive Program” beginning on page 45.
2024 TARGET COMPENSATION ($) in Thousands

$775
Base Salary
$700
Annual Cash
Incentive
$3,200
Long-Term
Incentives
$4,675
Total Annual
Compensation

2025 Proxy Statement
53

Compensation Discussion and Analysis
Additional Compensation Policies and Practices
Stock Ownership Guidelines
Occidental’s stock ownership guidelines are intended to more closely align the interests of the NEOs and other officers with those of the company’s shareholders. The ownership guidelines range from two to six times the officer’s annual base salary, based on position, as illustrated below:

Position	Multiple of Base Salary
Chief Executive Officer	6
Chief Financial Officer	4
Senior Vice Presidents	3
Vice Presidents	2
An officer who does not meet the minimum ownership guidelines may not sell any shares of Occidental common stock until he or she meets the ownership guidelines and would continue to meet the ownership guidelines following any such sale. Unvested performance-
based stock awards, unvested PSUs and unexercised stock options do not count toward satisfaction of the stock ownership guidelines.
Officers subject to the guidelines are expected to comply within five years of the date the individual is first elected to the office.
Equity Grant Practices
The Compensation Committee generally grants annual equity awards each year at its regularly scheduled Compensation Committee meeting in February. Consistent with such practice, at its regularly scheduled February 2024 meeting, the Compensation Committee approved 2024 equity grants pursuant to the LTI program with a grant date of March 1, 2024. The grant date fair value of each of the
CROCE and RSU awards was based on the closing price of Occidental’s common stock on the NYSE on the grant date, and the grant date fair value of the TSR award also incorporates the estimated payout percentage of the award as of the grant date. Awards may also be granted throughout the year, generally in instances of new hires, promotions or other special occasions. In addition, as specifically authorized by the terms of the LTIP, the Board, upon the recommendation of the Compensation Committee, delegated to Ms. Hollub the authority to grant equity awards in certain circumstances to new employees and to grant equity awards to Occidental’s employees who are not executive officers within specified limits. During 2024, the Compensation Committee did not take into account any material non-public information when determining the timing and terms of equity incentive awards, and Occidental did not time the disclosure of material non-
public information for the purpose of affecting the value of executive compensation. During 2024, Occidental did not grant any equity awards to any of the NEOs other than at its regularly scheduled February 2024 meeting, and Occidental did not grant any stock options or stock appreciation rights to the NEOs at any time in 2024. Occidental may change its equity grant practices in the future.
Potential Recoupment of Compensation Due to Misconduct
Occidental maintains the Occidental Petroleum Corporation Clawback Policy, which is intended to comply with the requirements of NYSE
Listing Standard 303A.14 implementing Rule 10D-1 under the Securities Exchange Act. In the event Occidental is required to prepare an accounting restatement of Occidental’s financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws, Occidental will recover the excess incentive-based compensation received by any covered executive officer, including the NEOs, during the prior three fiscal years that exceeds the amount that the executive officer otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
In addition, Occidental may recoup certain compensation (including both time- and performance-based LTI awards) from executive officers in the event of misconduct pursuant to the terms of Occidental’s Code of Business Conduct, the ACI awards and the LTIP. Occidental’s
Code of Business Conduct prohibits any officer, employee or director from violating or circumventing any law of the United States or a foreign country or engaging in unethical conduct during the course of his or her employment. The Audit Committee oversees compliance with the Code of Business Conduct and has implemented procedures, including a compliance hotline, to encourage prompt reporting of violations or suspected violations of the Code of Business Conduct, without fear of retaliation. In general, misconduct may have several consequences, including:
►Disciplinary action, which may include termination, referral for criminal prosecution and reimbursement to Occidental or others for any losses or damages resulting from the violation;
►Forfeiture of stock awards, in whole or in part, in the case of an employee’s termination for cause; and
►Forfeiture or reduction of the ACI award for violations of the Code of Business Conduct or related policies.
In addition, the LTIP includes a provision that gives Occidental the contractual right to recoup awards where a participant has breached
Occidental’s Business Code of Conduct by violating applicable law or company policy or engaging in unethical conduct.

54

Compensation Discussion and Analysis
Risk Assessment of Compensation Policies
and Practices
Although the majority of the executive compensation program is performance-based, the Compensation Committee believes Occidental’s compensation programs do not encourage unnecessary or excessive risk-taking. In reaching its conclusion, the Compensation Committee reviewed the findings of a risk-taking analysis performed by its independent compensation consultant, Meridian. The Compensation
Committee concurred with Meridian’s finding that Occidental’s compensation programs include multiple features that appropriately mitigate excessive risk-taking and that the compensation programs do not encourage excessive risk-taking. With respect to the executive compensation program, the compensation features that are indicative of appropriate risk-taking include:
►Diversified Performance Metrics. The ACI award and LTI awards consider multiple performance criteria, rather than a single metric.
►Balanced Pay Mix. The total compensation opportunity features an effective balance between short- and long-term compensation components.
►Capped Awards. Performance-based stock awards and the ACI award are capped as a percentage of the targeted award and payout of the TSR award is capped at target if Occidental’s absolute TSR is negative over the performance period.
►Stock Ownership Guidelines and Holding Periods. Meaningful stock ownership guidelines and holding requirements for executives encourage a long-term perspective and require holding stock for extended periods.
►Clawback Provisions. The ACI award and LTI awards are subject to clawback provisions beyond legal requirements, including forfeiture and recoupment provisions of awards in the event of violations of Occidental’s Code of Business Conduct.
►Anti-Hedging Provisions. Occidental’s executive officers, directors and other employees are prohibited from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engaging in transactions that are designed to, or have the effect of, hedging or offsetting any decrease in the market value of
Occidental’s securities.
►Insider Trading Policy. Occidental has adopted an insider trading policy (the “Insider Trading Policy”) governing the purchase, sale, and/or other dispositions of its securities by its directors, officers, employees, contractors, consultants and certain entities, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations and the listing standards applicable to the company. A copy of the Insider Trading Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the
fiscal year ended December 31, 2024.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with management the preceding Compensation Discussion and Analysis section for the year ended December 31, 2024. Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the proxy statement for the 2025 Annual Meeting of Shareholders.
Respectfully submitted,
THE EXECUTIVE COMPENSATION COMMITTEE
Jack B. Moore (Chair)
William R. Klesse
Avedick B. Poladian
Kenneth B. Robinson

2025 Proxy Statement
55

Executive Compensation Tables
Summary Compensation

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation(2)	Nonqualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Total
Vicki Hollub President and Chief Executive Officer	2024	$1,564,959	$—	$12,640,152	$—	$3,402,000	$214,438	$713,512	$18,535,061
	2023	$1,472,603	$—	$12,028,476	$—	$3,375,000	$174,726	$684,214	$17,735,019
	2022	$1,258,082	$312,000	$7,312,830	$2,437,542	$3,003,000	$96,545	$549,511	$14,969,510
Sunil Mathew(5) Senior Vice President and Chief Financial Officer	2024	$743,306	$—	$3,427,914	$—	$945,000	$57,543	$259,999	$5,433,762
	2023	$670,411	$—	$3,457,479	$—	$1,050,000	$44,919	$264,122	$5,486,931

Kenneth Dillon Senior Vice President and President, International Oil and Gas Operations	2024	$790,314	$—	$3,856,461	$—	$1,113,800	$120,068	$305,123	$6,185,766
	2023	$753,151	$—	$3,742,166	$—	$1,237,500	$101,562	$315,989	$6,150,368
	2022	$705,110	$99,000	$2,625,184	$875,020	$1,303,500	$59,048	$295,601	$5,962,463
Richard A. Jackson Senior Vice President and President, ORCM, Operations	2024	$790,314	$—	$3,856,461	$—	$1,113,800	$86,950	$287,153	$6,134,678
	2023	$753,151	$—	$3,742,166	$—	$1,200,000	$71,228	$279,206	$6,045,751
	2022	$701,616	$84,000	$2,400,147	$800,032	$1,106,000	$40,166	$251,981	$5,383,942
Robert L. Peterson Senior Vice President and Executive Vice President, Essential Chemistry, OCC	2024	$770,314	$—	$3,427,914	$—	$945,000	$96,256	$278,753	$5,518,237
	2023	$735,890	$—	$3,421,431	$—	$1,050,000	$80,483	$288,215	$5,576,019
	2022	$701,616	$84,000	$2,400,147	$800,032	$1,106,000	$46,113	$271,909	$5,409,817
(1)For 2024, amounts shown represent the aggregate grant date fair value of the CROCE, RSU and TSR long-term incentive awards granted to the NEOs, as applicable. The grant date fair value of each of the CROCE and RSU awards equals the target number of stock units granted multiplied by Occidental’s closing stock price on the grant date. The grant date fair value of the TSR award is calculated based on a Monte-Carlo valuation on the date of grant, determined under
Financial Accounting Standards Board Accounting Standard Codification Topic 718 (FASB ASC 718). See Note 15 to the Consolidated Financial Statements in
Occidental’s Annual Report on Form 10-K regarding assumptions underlying the valuation of the TSR award. The maximum values of the 2024 TSR awards as of the grant date for Ms. Hollub, Mr. Mathew, Mr. Dillon, Mr. Jackson and Mr. Peterson were approximately $7.1 million, $1.9 million, $2.2 million, $2.2 million, and $1.9 million, respectively. The maximum values of the 2024 CROCE awards as of the grant date for Ms. Hollub, Mr. Mathew, Mr. Dillon, Mr. Jackson and Mr. Peterson
were approximately $7.1 million, $1.9 million, $2.2 million, $2.2 million and $1.9 million, respectively. The RSU award has no above-target payout scenario. For more information, see “Compensation Discussion and Analysis—Elements of the 2024 Compensation Program—Long-Term Incentive Program” beginning on page 45.
(2)Amounts shown represent the final, earned ACI award. For more information regarding the 2024 ACI award, see “Compensation Discussion and Analysis—
Elements of the 2024 Compensation Program—Annual Cash Incentive” beginning on page 43.
(3)Amounts shown represent the amount of any above-market earnings on nonqualified deferred compensation for the NEOs. For more information on nonqualified deferred compensation, see “Executive Compensation Tables–Nonqualified Deferred Compensation” on page 59.
(4)The following table shows “All Other Compensation” amounts for 2024 for the NEOs. In accordance with SEC rules, benefits that are generally available to all full-
time salaried U.S. employees, such as medical, dental, life insurance, health savings and flexible spending accounts, are not shown.

	V. Hollub	S. Mathew		K. Dillon	R. Jackson		R. Peterson
Savings Plan(a)	$24,150		$24,150	$24,150		$24,150	$24,150
SRP II(b)	$673,742		$235,849	$267,503		$263,003	$241,133
Personal Benefits	$15,620	(c)	$—	$13,470	(d)	$—	$13,470	(d)
Total	$713,512		$259,999	$305,123		$287,153	$278,753
(a)Occidental’s contribution to the Occidental Petroleum Corporation Savings Plan (Savings Plan), a defined contribution 401(k) plan, as described on page 47.
(b)Occidental’s contribution to the Supplemental Retirement Plan II (SRP II), a nonqualified, defined contribution retirement plan, as described on page 59.
(c)Excess liability insurance premium and annual physical.
(d)Excess liability insurance premiums.
(5)Mr. Mathew was appointed as an executive officer of Occidental in May 2023 and as Senior Vice President and Chief Financial Officer of Occidental effective
August 9, 2023.

56

Executive Compensation Tables
Grants of Plan-Based Awards
The table below shows the plan-based awards granted by the Compensation Committee to the NEOs in 2024. For a summary of the key terms of the awards granted pursuant to the 2024 long-term incentive program, see “Elements of the 2024 Compensation
Program–Long-Term Incentive Program” beginning on page 45. For the actual amounts earned under the ACI award, see the “Non-Equity
Incentive Plan Compensation” column of the Summary Compensation Table on page 55.

GRANTS OF PLAN-BASED AWARDS

Name/Type of Award	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
V. Hollub
ACI		$—	$2,520,000	$5,040,000
CROCE(2)	03/01/2024				14,424	57,693	115,386		$3,540,042
RSU(3)	03/01/2024							76,924	$4,720,057
TSR(4)	03/01/2024				14,424	57,693	115,386		$4,380,053
S. Mathew
ACI		$—	$700,000	$1,400,000
CROCE(2)	03/01/2024				3,912	15,646	31,292		$960,039
RSU(3)	03/01/2024							20,861	$1,280,031
TSR(4)	03/01/2024				3,912	15,646	31,292		$1,187,844
K. Dillon
ACI		$—	$825,000	$1,650,000
CROCE(2)	03/01/2024				4,401	17,602	35,204		$1,080,059
RSU(3)	03/01/2024							23,469	$1,440,058
TSR(4)	03/01/2024				4,401	17,602	35,204		$1,336,344
R. Jackson
ACI		$—	$825,000	$1,650,000
CROCE(2)	03/01/2024				4,401	17,602	35,204		$1,080,059
RSU(3)	03/01/2024							23,469	$1,440,058
TSR(4)	03/01/2024				4,401	17,602	35,204		$1,336,344
R. Peterson
ACI		$—	$700,000	$1,400,000
CROCE(2)	03/01/2024				3,912	15,646	31,292		$960,039
RSU(3)	03/01/2024							20,861	$1,280,031
TSR(4)	03/01/2024				3,912	15,646	31,292		$1,187,844
(1)Amounts shown reflect the possible payout range of the 2024 ACI award. For the actual amounts earned pursuant to the ACI award, see the “Non-Equity Incentive
Plan Compensation” column of the Summary Compensation Table on page 55. For 2024, payout of the ACI award was based on Occidental’s performance with respect to certain key company performance metrics. The ACI award is described further under “Compensation Discussion and Analysis—Elements of the 2024
Compensation Program—Annual Cash Incentive” beginning on page 43.
(2)The grant date fair value of the CROCE award is equal to the target number of CROCE PSUs originally granted multiplied by $61.36, the closing price of
Occidental’s common stock on the grant date. Actual payout of the CROCE award may be zero or range from 25% to 200% of the target number of CROCE PSUs granted based on Occidental’s CROCE at the end of the three-year performance period. For more information regarding the payout possibilities of the CROCE award, please see “Compensation Discussion and Analysis—Elements of the 2024 Compensation Program—Long-Term Incentive Program—Cash Return on
Capital Employed (CROCE) Award” on page 46.
(3)The grant date fair value of the RSU award is equal to the number of RSUs granted multiplied by $61.36, the closing price of Occidental’s common stock on the grant date. The RSU award vests ratably over three years with one-third vesting on each of February 28, 2025, 2026 and 2027, subject to continued employment, and is payable in shares of common stock upon vesting. The vested shares are subject to a two-year holding period. The value of the RSU award at vesting will depend on the closing price of Occidental’s common stock on each vesting date. For more information regarding the RSU award, see “Compensation Discussion and Analysis—Elements of the 2024 Compensation Program—Long-Term Incentive Program—Restricted Stock Unit (RSU) Award” on page 46.
(4)The grant date fair value of the TSR award is based on a Monte Carlo simulation in accordance with FASB ASC 718. Actual payout of the TSR award may be zero or range from 25% to 200% of the target number of TSR PSUs granted based on Occidental’s TSR at the end of the three-year performance period as compared to the TSR of the performance peer companies, and whether Occidental’s absolute TSR value for the performance period is positive. For more information regarding the payout possibilities of the TSR award, please see “Compensation Discussion and Analysis—Elements of the 2024 Compensation Program—Long-Term
Incentive Program—Total Shareholder Return (TSR) Award” beginning on page 45.

2025 Proxy Statement
57

Executive Compensation Tables
Outstanding Equity Awards
The table below sets forth the outstanding equity awards held by the NEOs as of December 31, 2024.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2024

		Nonqualified Stock Options and Stock Appreciation Rights				Stock Awards
Name/ Type of Award	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(2)
V. Hollub
NQSO	02/14/2020	599,309		$40.03	02/14/2030
NQSO	02/12/2021	144,454		$25.39	02/12/2031
NQSO(3)	02/11/2022	69,476	34,737	$42.98	02/11/2032
SAR	02/14/2020	256,846		$40.03	02/14/2030
RSU(4)	02/11/2022					18,904	$934,047
RSU(4)	03/01/2023					50,243	$2,482,507
RSU(4)	03/01/2024					76,924	$3,800,815
CROCE(5)	03/01/2023							113,048	$5,585,702
CROCE(5)	03/01/2024							115,386	$5,701,222
TSR(6)	03/01/2023							14,131	$698,213
TSR(6)	03/01/2024							14,424	$712,690
S. Mathew
RSU(4)	02/11/2022					11,245	$555,615
RSU(4)	03/01/2023					17,306	$855,089
RSU(4)	03/01/2024					20,861	$1,030,742
CROCE(5)	03/01/2024							31,292	$1,546,138
TSR(6)	03/01/2023							6,490	$320,671
TSR(6)	03/01/2024							3,912	$193,292
K. Dillon
NQSO	02/14/2020	240,539		$40.03	02/14/2030
NQSO	02/12/2021	57,978		$25.39	02/12/2031
NQSO(3)	02/11/2022	24,940	12,470	$42.98	02/11/2032
RSU(4)	02/11/2022					6,786	$335,296
RSU(4)	03/01/2023					15,631	$772,328
RSU(4)	03/01/2024					23,469	$1,159,603
CROCE(5)	03/01/2023							35,170	$1,737,750
CROCE(5)	03/01/2024							35,204	$1,739,430
TSR(6)	03/01/2023							4,397	$217,256
TSR(6)	03/01/2024							4,401	$217,453
R. Jackson
NQSO	02/12/2021	55,030		$25.39	02/12/2031
NQSO(3)	02/11/2022	22,803	11,401	$42.98	02/11/2032
RSU(4)	02/11/2022					6,204	$306,540
RSU(4)	03/01/2023					15,631	$772,328
RSU(4)	03/01/2024					23,469	$1,159,603
CROCE(5)	03/01/2023							35,170	$1,737,750
CROCE(5)	03/01/2024							35,204	$1,739,430
TSR(6)	03/01/2023							4,397	$217,256
TSR(6)	03/01/2024							4,401	$217,453

58

Executive Compensation Tables

		Nonqualified Stock Options and Stock Appreciation Rights				Stock Awards
Name/ Type of Award	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(2)
R. Peterson
NQSO	02/12/2021	55,030		$25.39	02/12/2031
NQSO(3)	02/11/2022	22,803	11,401	$42.98	02/11/2032
RSU(4)	02/11/2022					6,204	$306,540
RSU(4)	03/01/2023					14,291	$706,118
RSU(4)	03/01/2024					20,861	$1,030,742
CROCE(5)	03/01/2023							32,156	$1,588,828
CROCE(5)	03/01/2024							31,292	$1,546,138
TSR(6)	03/01/2023							4,020	$198,628
TSR(6)	03/01/2024							3,912	$193,292
(1)Anti-dilution adjustments were previously made to the exercise price and the number of shares of common stock underlying the 2020 nonqualified stock option
(NQSO) and stock appreciation right (SAR) awards in connection with the warrant distribution on August 3, 2020. The closing price of Occidental’s common stock on the NYSE on December 31, 2024 ($49.41) was in excess of the strike price of the outstanding NQSO awards and the grant price of the 2020 SAR award.
(2)The dollar amounts shown represent the product of the number of shares or units shown in the column immediately to the left and $49.41, the closing price of
Occidental’s common stock on the NYSE on December 31, 2024.
(3)The remaining unvested portion of the 2022 NQSO award vested on February 28, 2025.
(4)The RSU awards vest ratably over a three-year period, subject to continued employment. The unvested portion of the RSU award granted in February 2022 vested on February 28, 2025; one-third of the total RSU award granted in March 2023 vested on February 28, 2025 and the remaining unvested portion will vest on
February 28, 2026; one-third of the total RSU award granted in March 2024 vested on February 28, 2025 and the remaining unvested portion will vest ratably on
February 28, 2026 and 2027.
(5)Pursuant to SEC rules, the values shown for the CROCE awards granted in 2023 and 2024 reflect a payout at the maximum performance level based on
Occidental’s above-target performance through December 31, 2024. The CROCE awards vest based on the achievement of the applicable CROCE performance goal over the three-year performance period. The performance periods for the 2023 and 2024 CROCE awards end on December 31, 2025 and December 31, 2026, respectively. The ultimate payout may be less than the amounts shown, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental’s common stock on the award certification date.
(6)Pursuant to SEC rules, the values shown for the TSR awards granted in 2023 and 2024 reflect a payout at the threshold performance level; however, based on
Occidental’s performance through December 31, 2024, the 2023 and 2024 TSR awards were trending below threshold performance, which would result in zero payout. The TSR awards vest based on the achievement of the applicable TSR performance goal over the three-year performance period. The performance periods for the 2023 and 2024 TSR awards end on December 31, 2025 and December 31, 2026, respectively. The ultimate payout may be less or more than the amounts shown, with the possibility of no payout, depending on the outcome of the performance criteria and the value of Occidental’s common stock on the award certification date.

2025 Proxy Statement
59

Executive Compensation Tables
Stock Vested in 2024
The following table summarizes, for the NEOs, the stock awards vested during 2024. No NQSO or SAR awards were exercised by the
NEOs in 2024.

PREVIOUSLY GRANTED STOCK AWARDS VESTED IN 2024

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
V. Hollub	250,564	$12,840,380
S. Mathew	77,348	$4,153,903
K. Dillon	89,768	$4,598,173
R. Jackson	83,081	$4,265,019
R. Peterson	82,411	$4,224,410
(1)Amounts shown represent the product of the number of shares vested and the closing price of Occidental’s common stock on the NYSE on either the award’s certification date, for performance-based awards, or the award’s vesting date, for time-vested awards. In each case, the number of shares acquired at vesting and the value realized at vesting do not include any reduction in vested shares or value realized associated with the withholding of shares to satisfy tax withholding obligations.
Nonqualified Deferred Compensation
Supplemental Retirement Plan II
Employees whose participation in Occidental’s tax-qualified defined contribution plans is limited by applicable tax laws are eligible to participate in Occidental’s SRP II, which provides additional retirement benefits outside of those limitations.
Annual plan allocations for each participant restore the amounts that would have accrued for salary, ACI award amounts and bonus amounts, if any, under the qualified plans, but for the tax law limitations. Account balances are fully vested after three years of service and are payable following a separation from service, or upon the attainment of a specified age, as elected by the participant. Each of the NEOs is fully vested in his or her aggregate balance shown on page 60.
Interest on SRP II accounts is allocated daily to each participant’s account. The amount of interest earnings is calculated using a rate equal to the five-year U.S. Treasury Note rate on the last business day of the preceding month plus 2%, on a daily basis with monthly compounding.
Modified Deferred Compensation Plan
Under the MDCP, the maximum amount of an executive officer’s salary or ACI award payment that may be deferred for any one year is limited to $150,000. A participant’s overall plan balance must be less than $2 million at the end of any given year to enable a participant to defer compensation for the subsequent year. Interest on MDCP accounts is allocated daily to each participant’s account. The amount of interest earnings is calculated using a rate equal to the five-year U.S. Treasury Note rate on the last business day of the preceding month plus 2%, on a daily basis with monthly compounding.
The following table sets forth the 2024 contributions, earnings, withdrawals and balances under the SRP II and the MDCP, to the extent the
NEOs participated in such plans. The footnotes provide information about other amounts that were previously reported as compensation in the Summary Compensation Table on page 55 for 2024 and prior years.

60

Executive Compensation Tables

NONQUALIFIED DEFERRED COMPENSATION

Name	Plan	Executive Contributions in 2024(1)	Occidental Contributions in 2024(2)	Aggregate Earnings in 2024(3)	Aggregate Withdrawals/ Distributions in 2024	Aggregate Balance at 12/31/24(4)
V. Hollub	SRP II	$—	$673,742	$328,491	$—	$5,953,190
	MDCP	$—	$—	$22,009	$—	$380,819
S. Mathew	SRP II	$—	$235,849	$91,085	$—	$1,676,183
	MDCP	$—	$—	$—	$—	$—
K. Dillon	SRP II	$—	$267,503	$190,023	$—	$3,399,299
	MDCP	$—	$—	$—	$—	$—
R. Jackson	SRP II	$—	$263,003	$137,619	$—	$2,491,665
	MDCP	$—	$—	$—	$—	$—
R. Peterson	SRP II	$—	$241,133	$152,344	$—	$2,740,043
	MDCP	$—	$—	$—	$—	$—
(1)No employee contributions to the SRP II are permitted, and none of the NEOs made contributions to the MDCP in 2024.
(2)Amounts represent Occidental’s 2024 contributions to the SRP II, which are reported under “All Other Compensation” in the Summary Compensation Table on page
55. Occidental did not make any contributions to the MDCP on behalf of any of the NEOs during 2024.
(3)Amounts include above-market earnings reported under “Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table on page 55.
(4)The aggregate balance for each NEO who participates in the SRP II and/or the MDCP, as applicable, reflects the cumulative value, as of December 31, 2024, of the contributions to the NEO’s account, earnings on those contributions and any withdrawals or distributions since the NEO began participating in the plan. We previously reported Occidental contributions for the NEOs in the Summary Compensation Table for fiscal years prior to 2024 in the following aggregate amounts:
Ms. Hollub – $3,617,903; Mr. Mathew – $241,022; Mr. Dillon – $933,062; Mr. Jackson – $629,960; and Mr. Peterson – $825,395. We previously reported above-
market earnings for the NEOs in the Summary Compensation Table for fiscal years prior to 2024 in the following aggregate amounts: Ms. Hollub – $271,271; Mr.
Mathew – $44,919; Mr. Dillon – $160,610; Mr. Jackson – $111,394; and Mr. Peterson – $126,596.
Executive Severance and Change in Control
Occidental adopted the Severance Plan and the CIC Severance Plan (each as defined below) to allow Occidental’s executives to continue to exercise their judgment and perform their responsibilities without the potential for distraction that can arise from concerns regarding their personal circumstances. In reviewing each plan, the Compensation Committee consulted with its independent compensation consultant,
Meridian, to develop market-based severance benefits that are competitive within the oil and gas industry and that reflect broader U.S.
industry practices.
Receipt of any severance benefits is subject to the executive’s execution of a release of any claims against Occidental, as well as compliance with any restrictive covenants that the Compensation Committee determines in its discretion.
Executive Severance Plan
Occidental maintains the Occidental Petroleum Corporation Executive Severance Plan (the Severance Plan), which is applicable to
Occidental’s executive officers. The Severance Plan provides severance benefits in the event that an eligible executive’s employment with
Occidental and its subsidiaries is terminated other than for “cause” (as defined in the Severance Plan). The Severance Plan does not provide benefits upon a resignation by an executive for any reason. The severance benefits provided under the Severance Plan are as follows:
►Cash Severance. Cash severance equal to 1.5 times (or, in the case of Occidental’s Chief Executive Officer, 2.0 times) the sum of (A)
the executive’s base salary in effect on the termination date and (B) the executive’s target annual bonus.
►Pro-Rata Bonus. The pro-rata portion of the executive’s target annual bonus for the year of termination.
►Welfare Benefits. Continued participation of the executive (and eligible dependents) in the basic life, medical and dental plans in which the executive participated immediately before the termination date at the same rates and levels that the executive participated prior to termination, in accordance with the terms of such plans, for two years following the termination date.
►Accelerated or Continued Vesting of Long-Term Incentive Awards. The service-based vesting condition applicable to any long-term incentive award would be deemed to be met with respect to a pro-rata portion of the award. If the award is also subject to performance-based vesting conditions, the pro-rata portion of such award would continue to be subject to the satisfaction of the applicable performance conditions. Any individual performance goals that are not based on objective financial performance criteria would be deemed earned at target performance.
►Outplacement. Outplacement services for up to nine months following the termination date.
The Severance Plan also includes a “net best after tax provision” such that if any of the executive’s payments under the Severance Plan or otherwise would be subject to “golden parachute” excise taxes under the Internal Revenue Code, the payments to the executive will be reduced in order to limit or avoid the “golden parachute” excise tax if and to the extent such reduction would produce an expected better after-tax result for the executive.

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Executive Compensation Tables
Change in Control Severance Plan
Occidental also maintains the Occidental Petroleum Corporation Executive Change in Control Severance Plan (the CIC Severance Plan),
which provides enhanced severance benefits to Occidental’s executive officers upon qualifying terminations of employment within two years following a Change in Control (as defined in the CIC Severance Plan).
The CIC Severance Plan complements Occidental’s Executive Severance Plan, which provides severance benefits upon qualifying terminations before a Change in Control and after the two-year protection period following the Change in Control but does not provide for enhanced change in control termination protections.
Severance benefits are payable under the CIC Severance Plan if an eligible executive’s employment with Occidental and its subsidiaries is terminated within two years following a Change in Control either (A) by Occidental (other than for “cause” (as defined in the CIC Severance
Plan)) or (B) by the executive for “good reason” (as defined in the CIC Severance Plan). The severance benefits provided under the CIC
Severance Plan are as follows:
►Cash Severance. Cash severance equal to 2.00 times (or, in the case of Occidental’s Chief Executive Officer, 2.99 times) the sum of
(A) the executive’s base salary (based on the highest base salary in effect at any time during the three-year period preceding the
Change in Control or at any time on or after the Change in Control) and (B) the executive’s target annual bonus.
►Pro-Rata Bonus. The pro-rata portion of the executive’s annual bonus for the year of termination, determined based on the greater of
(A) the executive’s target annual bonus and (B) the amount of such bonus that would have been due for the full year based on actual results for such year, had the executive remained employed through the payment date.
►Welfare Benefits. Continued participation of the executive (and eligible dependents) in the basic life, medical and dental plans in which the executive participated immediately before the termination date at the same rates and levels that the executive participated prior to termination, in accordance with the terms of such plans, for two years following the termination date.
►Accelerated Vesting of Long-Term Incentive Awards. Vesting of all outstanding long-term incentive awards with performance-based awards vesting at the greater of target performance and actual performance, except that any individual performance goals that are not based on objective financial performance criteria would be deemed earned at target performance.
►Outplacement. Outplacement services for up to nine months following the termination date.
Like the Severance Plan, the CIC Severance Plan also includes a “net best after tax provision.”
Retirement Policy
Each of Occidental’s NEOs and certain other key employees are eligible participants under the Occidental Petroleum Corporation
Retirement Policy (the Retirement Policy).
The Retirement Policy establishes general guidelines and principles with respect to the retirement of eligible executives and is designed to support Occidental’s succession planning and talent development strategy. Under the Retirement Policy, executives are expected to help in the transition of their roles and in exchange for such assistance will be eligible to receive the following benefits in the event of an Eligible
Retirement (as defined below), subject to the executive’s execution of a separation agreement (which will include a release of claims and may include confidentiality, non-competition and non-solicitation covenants):
►Accelerated Vesting of Long-Term Incentive Awards. Accelerated vesting of outstanding long-term incentive awards, with any performance-based awards subject to actual performance; and
►Pro-Rata Bonus. A pro-rated annual bonus for the year in which such Eligible Retirement occurs (pro-rated based on the number of days employed during the performance period), subject to actual performance.
An “Eligible Retirement” under the Retirement Policy means the executive’s retirement in accordance with Occidental’s general succession planning efforts after (i) reaching at least 60 years of age and (ii) completing at least 10 years of eligible service (or five years of service directly with Occidental if the executive became an Occidental employee due to Occidental’s purchase of another business), so long as such executive (A) provides six months written notice of his or her intent to retire, (B) cooperates with the transition of such executive’s role, and (C) complies with any applicable restrictive covenants.
As of December 31, 2024, Ms. Hollub and Mr. Dillon were the only NEOs who could qualify for an Eligible Retirement based on their age and years of eligible service with Occidental.

62

Executive Compensation Tables
Potential Payments upon Termination or Change
in Control
Payments and other benefits provided to NEOs in various termination circumstances or in connection with a change in control are subject to certain policies, plans and agreements. The material terms of these arrangements are summarized above and below. Except as described in this CD&A, Occidental does not have any other agreements or plans that will require compensation to be paid to NEOs in the event of a termination of employment or a change in control.
Golden Parachute Policy. Occidental’s Golden Parachute Policy provides that, subject to certain exceptions, Occidental will not grant
Golden Parachute Benefits (as defined in the policy) to any senior executive that exceed 2.99 times his or her salary plus ACI pay, unless the grant of such benefits is approved by a vote of Occidental’s shareholders. The complete Golden Parachute Policy is available at
www.oxy.com.
Outstanding Equity Awards. All outstanding awards held by our NEOs are subject to double-trigger vesting upon a “change in control” (as defined in the LTIP). Payout under each of the outstanding equity awards in the event of various termination circumstances or in connection with a termination following a change in control are described in more detail in the footnotes to the Potential Payments table on page 62.
Potential Payments
In the table that follows, payments and other benefits provided to the NEOs in connection with various termination and termination following a change in control situations are set out as if the conditions for payment had occurred and the applicable triggering events took place on December 31, 2024, with equity values calculated using the closing price of Occidental’s common stock as of December 31, 2024
($49.41), the last trading day of our 2024 fiscal year. The amounts shown are in addition to the payments and benefits that are potentially available to all full-time salaried U.S. payroll employees, such as amounts vested under the Savings Plan and other tax-qualified retirement plans, amounts vested under Occidental’s nonqualified deferred compensation plans, payment for accrued PTO up to a maximum accrual ceiling of 350 hours, and disability benefits, among others.
Actual amounts to be paid will depend on several factors, such as the date of each NEO’s separation from Occidental or the occurrence of a change in control event, Occidental’s ultimate achievement of performance goals underlying performance awards and the price of
Occidental’s common stock when such awards are earned, if at all. The disclosures below do not take into consideration any requirements under Section 409A of the Internal Revenue Code, which could affect the timing of payments and distributions, or any reductions resulting from the application of the net best after tax provisions under the Severance Plan and CIC Severance Plan.

Name/Type of Benefit(1)	Retirement(2)	Death or Disability	Involuntary Termination without Cause(3)	Change in Control	Change in Control and Qualifying Termination(4)
V. Hollub
RSU Awards(5)	$7,217,368	$2,887,372	$2,887,372	$—	$7,217,368
CROCE Awards(6)	$6,579,370	$3,204,488	$3,204,488	$—	$6,579,370
TSR Awards(7)	$—	$—	$—	$—	$5,643,462
NQSOs(8)	$223,359	$223,359	$187,287	$—	$223,359
Cash Severance(9)	$—	$—	$8,190,000	$—	$12,244,050
Pro-Rata Bonus(9)	$3,402,000	$3,402,000	$2,520,000	$—	$3,402,000
Health & Welfare Benefits(9)	$—	$—	$43,873	$—	$43,873
Outplacement(9)	$—	$—	$30,000	$—	$30,000
Total	$17,422,097	$9,717,219	$17,063,020	$—	$35,383,482
S. Mathew
RSU Awards(5)	$1,112,861	$1,112,861	$1,112,861	$—	$2,441,447
CROCE Awards(6)	$321,935	$321,935	$321,935	$—	$964,017
TSR Awards(7)	$—	$—	$—	$—	$2,055,703
Cash Severance(9)	$—	$—	$2,175,000	$—	$2,900,000
Pro-Rata Bonus(9)	$945,000	$945,000	$700,000	$—	$945,000
Health & Welfare Benefits(9)	$—	$—	$60,401	$—	$60,401
Outplacement(9)	$—	$—	$30,000	$—	$30,000
Total	$2,379,796	$2,379,796	$4,400,197	$—	$9,396,568
K. Dillon
RSU Awards(5)	$2,267,227	$929,452	$929,452	$—	$2,267,227
CROCE Awards(6)	$2,025,526	$989,861	$989,861	$—	$2,025,526
TSR Awards(7)	$—	$—	$—	$—	$1,738,590
NQSOs(8)	$80,182	$80,182	$67,239	$—	$80,182
Cash Severance(9)	$—	$—	$2,430,000	$—	$3,240,000
Pro-Rata Bonus(9)	$1,113,800	$1,113,800	$825,000	$—	$1,113,800
Health & Welfare Benefits(9)	$—	$—	$38,818	$—	$38,818
Outplacement(9)	$—	$—	$30,000	$—	$30,000
Total	$5,486,735	$3,113,295	$5,310,370	$—	$10,534,143

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63

Executive Compensation Tables

Name/Type of Benefit(1)	Retirement(2)	Death or Disability	Involuntary Termination without Cause(3)	Change in Control	Change in Control and Qualifying Termination(4)
R. Jackson
RSU Awards(5)	$905,290	$905,290	$905,290	$—	$2,238,471
CROCE Awards(6)	$1,303,222	$989,861	$989,861	$—	$2,025,526
TSR Awards(7)	$—	$—	$—	$—	$1,738,590
NQSOs(8)	$61,471	$73,308	$61,471	$—	$73,308
Cash Severance(9)	$—	$—	$2,430,000	$—	$3,240,000
Pro-Rata Bonus(9)	$1,113,800	$1,113,800	$825,000	$—	$1,113,800
Health & Welfare Benefits(9)	$—	$—	$55,651	$—	$55,651
Outplacement(9)	$—	$—	$30,000	$—	$30,000
Total	$3,383,783	$3,082,259	$5,297,273	$—	$10,515,346
R. Peterson
RSU Awards(5)	$841,452	$841,452	$841,452	$—	$2,043,400
CROCE Awards(6)	$1,182,285	$895,787	$895,787	$—	$1,824,367
TSR Awards(7)	$—	$—	$—	$—	$1,567,483
NQSOs(8)	$61,471	$73,308	$61,471	$—	$73,308
Cash Severance(9)	$—	$—	$2,212,500	$—	$2,950,000
Pro-Rata Bonus(9)	$945,000	$945,000	$700,000	$—	$945,000
Health & Welfare Benefits(9)	$—	$—	$60,563	$—	$60,563
Outplacement(9)	$—	$—	$30,000	$—	$30,000
Total	$3,030,208	$2,755,547	$4,801,773	$—	$9,494,121
(1)The treatment of outstanding equity awards in connection with each termination scenario specified in this table is summarized in the chart below:

Type of Award	Eligible Retirement under the Retirement Policy	Retirement with Occidental Consent (which is not an Eligible Retirement under the Retirement Policy)	Death or Disability	Involuntary Termination without Cause	Change in Control	Change in Control and Qualifying Termination
RSU	Award vests in full.	Award vests on a pro- rata basis.	Award vests on a pro-rata basis.	Award vests on a pro-rata basis.	No effect.	Award vests in full.
CROCE, TSR	Award vests in full, subject to actual performance.	Award vests on a pro- rata basis, subject to actual performance; if retirement occurs on or after the 12-month anniversary of the grant date, the award vests in full, subject to actual performance.	Award vests on a pro-rata basis, subject to actual performance.	Award vests on a pro-rata basis, subject to actual performance.	Award is converted into restricted shares at target level, subject to continued service vesting.(10)	Award vests at greater of target level or actual performance.
NQSO, SAR	Award vests in full.	Award vests on a pro- rata basis.	Award vests in full.	Award vests on a pro-rata basis.	No effect.	Award vests in full.
(2)For Ms. Hollub and Mr. Dillon, assumes an Eligible Retirement under our Retirement Policy because such NEOs have qualified for Eligible Retirement as of
December 31, 2024 based on their age and years of service (actual retirement treatment is subject to their compliance with the other requirements of our
Retirement Policy, as described above). For the other NEOs, assumes retirement with Occidental consent under the terms of outstanding equity awards, which is not an Eligible Retirement under our Retirement Policy.
(3)Applicable to involuntary terminations without cause as defined in the Severance Plan.
(4)A qualifying termination means a termination by Occidental other than for “cause” or a termination by the NEO for “good reason” (in each case, as defined in the
CIC Severance Plan) within 24 months following the date of the “change in control” (as defined in the CIC Severance Plan).
(5)The dollar amounts shown represent the value realized upon the vesting of the RSU awards upon the occurrence of the applicable potential payment event, which is equal to the product of Occidental’s year-end closing stock price and the number of shares that vest in accordance with the terms of the applicable award.
(6)The dollar amounts shown represent the value realized upon the vesting of the 2023 and 2024 CROCE awards upon the occurrence of the applicable potential payment event, which is equal to the product of Occidental’s year-end closing stock price and the number of shares that vest in accordance with the terms of the applicable award. Shares that vest in connection with these termination scenarios are subject to the actual attainment of the applicable performance goal, which have been estimated for purposes of this table based on Occidental’s performance through December 31, 2024 at above-target performance for the 2023 and 2024
CROCE awards.
(7)No payout of the 2023 and 2024 TSR awards is shown in connection with the NEOs’ retirement, disability, death or termination without cause because the underlying performance goals were trending at below threshold performance based on Occidental’s performance through December 31, 2024, which would result in zero payout. In the case of a change in control and qualifying termination, the dollar amounts shown represent the value realized upon the vesting of the 2023 and
2024 TSR awards at target performance, which is equal to the product of the year-end closing stock price and the number of shares that vest in accordance with the terms of the award. Shares that vest in connection with these termination scenarios are subject to the actual attainment of the applicable performance goal.
(8)The dollar amounts shown represent the value realized upon the vesting of the 2022 NQSO awards, calculated as the excess of Occidental’s closing stock price on
December 31, 2024 over the strike price of the 2022 NQSO awards, multiplied by the number of NQSO awards that vest in accordance with the terms of the applicable award.
(9)For more information, see “Executive Compensation Tables–Executive Severance and Change in Control” beginning on page 60.
(10)No values have been included for the conversion of CROCE and TSR awards at target level upon a change in control because such awards will remain subject to continued service-based vesting conditions following conversion.

64

Pay vs. Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we
are providing the following information about the relationship between executive compensation actually paid (as calculated in accordance with such rule) (CAP) and certain financial performance metrics of Occidental. For further information concerning Occidental’s pay for performance philosophy and how Occidental aligns executive compensation with performance, see “Compensation Discussion and
Analysis–Compensation Program Emphasizes Performance” beginning on page 40.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Other NEOs(3)	Average Compensation Actually Paid to Other NEOs(4)	Occidental Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income(7) (millions)	CROCE(8) (non-GAAP)
2024	$18,535,061	$4,093,431	$5,818,111	$1,447,839	$138	$159	$3,078	21%
2023	$17,735,019	$15,008,117	$5,744,126	$5,182,784	$164	$160	$4,696	23%
2022	$14,969,510	$59,216,041	$5,953,206	$15,766,136	$171	$160	$13,304	36%
2021	$11,068,539	$25,210,335	$4,898,834	$7,786,898	$78	$100	$2,322	22%
2020	$14,165,451	$7,954,624	$4,697,945	$1,443,651	$46	$68	$(14,831)	9%
(1)The dollar amounts reported are the amounts of “Total” compensation reported in our Summary Compensation Table for our CEO, Vicki Hollub, during each year.
(2)The dollar amounts reported represent the amount of CAP to the CEO, computed in accordance with SEC rules, for each year. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the CEO during the applicable year. Certain of the CAP amounts previously disclosed in our 2023 and 2024 proxy statements inadvertently omitted dividends accrued and paid on our NEOs’ performance-based awards. We have adjusted the CAP amounts for the 2020 and
2023 compensation years in this column to reflect CAP inclusive of those dividends. In accordance with SEC rules, the following adjustments were made to total compensation to determine the CEO’s compensation actually paid in 2024, 2023 and 2020:

Year	Reported Summary Compensation Table Total	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	CAP
2024	$18,535,061	$12,640,152	$(1,801,478)	$4,093,431
2023	$17,735,019	$12,028,476	$9,301,574	$15,008,117
2020	$14,165,451	$12,275,071	$6,064,244	$7,954,624
(a)The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary
Compensation Table for the applicable year.
(b)The equity award adjustments for the applicable year were calculated consistent with U.S. generally accepted accounting principles, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. These adjustments include the addition (or subtraction, as applicable) of the following:

Year	Year End Fair Value of Equity Awards Granted During the Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Change in Fair Value From Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
2024	$8,535,373	$(9,433,051)	$(1,303,113)	$—	$399,313	$(1,801,478)
2023	$13,233,653	$(837,535)	$(3,429,996)	$—	$335,452	$9,301,574
2020	$6,596,252	$(1,315,766)	$787,250	$(515,538)	$512,046	$6,064,244
(3)The dollar amounts reported represent the average of the amounts reported for Occidental’s NEOs as a group (excluding our CEO) in the “Total” column of the
Summary Compensation Table in each applicable year. The NEOs included for purposes of calculating the average amounts in each applicable year are as follows:
(i) for 2024, Mr. Mathew, Mr. Dillon, Mr. Jackson and Mr. Peterson; (ii) for 2023, Mr. Mathew, Mr. Dillon, Mr. Jackson, Mr. Peterson and Mr. Simmons; (iii) for 2022,
Mr. Peterson, Peter J. Bennett, Mr. Dillon, Mr. Jackson and Marcia E. Backus; (iv) for 2021, Mr. Peterson, Ms. Backus, Mr. Dillon and Mr. Jackson; and (v) for 2020,
Mr. Peterson, Ms. Backus, Mr. Dillon, Christopher O. Champion, Edward A. Lowe, Cedric W. Burgher and Oscar Brown.

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65

Pay vs. Performance
(4)The dollar amounts reported represent the average amount of CAP to the other NEOs, computed in accordance with SEC rules, for each year. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to such NEOs during the applicable year. Certain of the average CAP amounts previously disclosed in our 2023 and 2024 proxy statements inadvertently omitted dividends accrued and paid on our NEOs’ performance-based awards. We have adjusted the average CAP amounts for the 2020, 2022 and 2023 compensation years in this column to reflect average CAP inclusive of those dividends. In accordance with SEC rules, the following adjustments were made to the average total compensation, as applicable, to determine the compensation actually paid in
2024, 2023, 2022 and 2020:

Year	Average Reported Summary Compensation Table Total	Average Reported Value of Equity Awards(a)	Average Equity Award Adjustments(b)	Average Reported Change in Pension(c)	Average CAP
2024	$5,818,111	$3,642,188	$(728,084)	$—	$1,447,839
2023	$5,744,126	$3,541,848	$2,980,506	$—	$5,182,784
2022	$5,953,206	$3,703,935	$13,516,865	$—	$15,766,136
2020	$4,697,945	$3,469,797	$225,712	$(10,209)	$1,443,651
(a)The grant date fair value of equity awards represents the average of the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.
(b)The equity award adjustments for the applicable year were calculated consistent with U.S. generally accepted accounting principles, and the valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. These adjustments include the addition (or subtraction, as applicable) of the following:

Year	Average Year End Fair Value of Equity Awards Granted During the Year	Average Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Average Change in Fair Value From Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Average Equity Award Adjustments
2024	$2,459,416	$(2,973,764)	$—	$(352,595)	$—	$138,859	$(728,084)
2023	$3,623,795	$(148,345)	$—	$(570,608)	$—	$75,664	$2,980,506
2022	$5,892,074	$5,260,035	$—	$2,157,005	$—	$207,751	$13,516,865
2020	$802,458	$(762,128)	$193,764	$(69,720)	$(111,552)	$172,890	$225,712
(c)The average aggregate change in actuarial present value of all defined benefit pension plans reported in Summary Compensation Table total was deducted
($16,391) and the average amount attributable to the service cost for the NEO for the year was added ($6,183).
(5)Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the 1-, 2-, 3-, 4- and 5-year periods beginning December 31, 2019 and running through each fiscal year end, assuming dividend reinvestment, and the difference between Occidental’s share price at the end and the beginning of the applicable measurement period by Occidental’s share price on December 31, 2019.
(6)Amounts reported in this column assume that dividends were reinvested on the day of issuance. The peer group used for this purpose is the performance peer group as described in “Compensation Discussion and Analysis–Participants in the Executive Compensation Decision-Making Process–Role of Peer Company
Information” on page 41 exclusive of the S&P 500 Index.
(7)The dollar amounts reported represent the amount of net income reflected in Occidental’s audited financial statements for the applicable year.
(8)CROCE is defined by Occidental as cash flows from operating activities before changes in working capital plus any distributions from Western Midstream Partners,
LP which are included in cash flows from investing activities divided by average total debt plus stockholders’ equity (average of the beginning and ending totals for the applicable period). Management believes that CROCE is useful to investors when comparing our profitability and the efficiency with which management has employed capital over time relative to other companies. CROCE is not considered to be an alternative to net income reported in accordance with GAAP.
Financial Performance Measures
As described in greater detail in “Compensation Discussion and Analysis” beginning on page 35, Occidental’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that Occidental uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders.
The most important financial performance measures used by Occidental to link executive compensation actually paid to Occidental’s
NEOs, for the most recently completed fiscal year, to Occidental’s performance are as follows:
►Cash Return on Capital Employed (CROCE) (Company-Selected Measure)
►Relative Total Shareholder Return (TSR)
►Total Spend per Barrel

66

Pay vs. Performance
Analysis of the Information Presented in the
Pay versus Performance Table
As described in more detail in the “Compensation Discussion and Analysis” beginning on page 35, Occidental’s executive compensation program reflects a variable pay-for-performance philosophy. While Occidental utilizes several performance measures to align executive compensation with company performance, all of those company measures are not presented in the Pay versus Performance table.
Moreover, Occidental generally seeks to incentivize long-term performance, and therefore does not specifically align Occidental’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, Occidental is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and TSR

CAP to CEO ($M)
Average CAP to Other NEOs ($M)
Company TSR ($)*
Peer Group TSR ($)*
*    Value of initial fixed $100 investment
on December 31, 2019.
Compensation Actually Paid and Net Income

CAP to CEO ($M)
Average CAP to Other NEOs ($M)
Net Income ($B)
Compensation Actually Paid and CROCE

CAP to CEO ($M)
Average CAP to Other NEOs ($M)
CROCE

2025 Proxy Statement
67

Pay Ratio
For 2024, the annual total compensation of the median compensated employee of Occidental was $218,952; the annual total compensation of Ms. Hollub for purposes of this pay ratio disclosure was $18,556,767; and the ratio of these amounts is approximately 85 to 1. This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on Occidental’s payroll records and the methodology described below.
Pay Ratio Methodology. To identify the “median employee” (as defined by SEC rules), as well as to determine the annual total compensation of the median employee, we used certain permitted assumptions, adjustments and estimates, as described further below.
Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Employee Population. We identified the median employee used for 2023 and 2024 from Occidental’s employee population as of October
1, 2023. After excluding 398 employees pursuant to the de minimis exemption (as described below), Occidental’s employee population consisted of 11,948 employees. Under the de minimis exemption, Occidental was permitted to exclude up to 5% of its total employees who are non-U.S. employees. Occidental relied on this exemption to exclude the employee populations of the following jurisdictions, which collectively accounted for less than 5% of Occidental’s total employee population of 12,346 as of October 1, 2023: Chile (103); Canada
(95); United Arab Emirates (76); Bolivia (63); United Kingdom (24); Algeria (13); Singapore (6); Belgium (4); Colombia (4); Hong Kong (4);
Japan (2); Mexico (2); Brazil (1); and Côte d’Ivoire (1).
Compensation Measure to Identify Median Employee. To identify the median employee, we used the annual salary or wages of each employee as of October 1, 2023, plus any annual bonus paid to each employee during 2023, each as reported in Occidental’s payroll systems.
Total Compensation in 2024. We calculated the median employee’s compensation for 2024 in accordance with the requirements of Item
402 of Regulation S-K, which is equal to the amount of the median employee’s compensation for 2024 that would have been reported in the Summary Compensation Table on page 55, plus Occidental’s contributions for the median employee’s non-discriminatory health and welfare benefits. With respect to the annual total compensation of Ms. Hollub, we used the amount reported in the “Total” column of the
Summary Compensation Table on page 55, plus the contributions identified above for the median employee, to the extent applicable.

68

RATIFICATION OF
SELECTION OF KPMG
AS OCCIDENTAL’S
INDEPENDENT AUDITOR
THE BOARD
RECOMMENDS THAT
YOU VOTE “FOR” THE
RATIFICATION OF THE
SELECTION OF KPMG
AS OCCIDENTAL’S
INDEPENDENT
AUDITOR.
Audit Related Matters
Independence of KPMG
The Audit Committee of the Board of Directors of Occidental oversees the appointment, compensation, performance and retention of the company’s independent registered public accounting firm that audits the consolidated financial statements of Occidental and its subsidiaries and internal control over financial reporting. The Audit Committee has selected KPMG LLP (KPMG) to continue to serve as
Occidental’s independent registered public accounting firm for the year ending December 31, 2025. KPMG has audited Occidental’s financial statements since 2002. A member of that firm is expected to be present at the 2025 Annual Meeting, will have an opportunity to make a statement, if so desired, and is expected to be available to respond to appropriate questions.
The Audit Committee annually evaluates KPMG’s performance and independence in determining whether to retain KPMG or engage a different independent registered public accounting firm. Many factors contributed to the Audit Committee’s retention of KPMG as
Occidental’s independent auditor, including:
►Execution and quality of KPMG’s historical and recent audit plans;
►Quality of KPMG’s communications with the Audit Committee and management;
►Balance of KPMG’s experience and significant institutional knowledge with refreshment in light of mandatory audit partner rotation and other changes in team leadership;
►KPMG’s strong quality control procedures;
►KPMG’s independence from Occidental and management; and
►Robust independence controls – internal, via the Audit Committee, and external, including Public Company Accounting Oversight
Board (PCAOB) and SEC oversight, PCAOB inspections, peer reviews, and PCAOB requirements for audit partner rotation.
In accordance with applicable rules on partner rotation, KPMG’s lead partner for the company’s audit was rotated this year following the completion of the 2024 audit, and KPMG’s engagement quality review partner for the audit was most recently changed in 2022. The Audit
Committee has been, and will continue to be, involved in considering the selection of KPMG’s primary engagement partner when there is an engagement partner rotation, which is at least every five years.
Audit and Non-Audit Services
Pre-Approval Policy and Procedures
The Audit Committee must give prior approval to any management request for any amount or type of service (audit, audit-related and tax services or, to the extent permitted by law, non-audit services) Occidental’s independent auditor provides to Occidental. Additionally, the
Audit Committee has delegated to the Audit Committee Chair full authority to approve any such request provided the Audit Committee
Chair presents any approval so given to the Audit Committee at its next scheduled meeting. All audit and audit-related services rendered by KPMG in 2024 were pre-approved by the Audit Committee or the Audit Committee Chair before KPMG was engaged for such services.
No services of any kind were approved pursuant to the de minimis exception for non-audit services set forth in Rule 2-01 of
Regulation S-X.

2025 Proxy Statement
69

Proposal 3: Ratification of Selection of KPMG as Occidental’s Independent Auditor
Audit and Other Fees
KPMG was our independent auditor for the years ended December 31, 2024 and 2023. The audit fees billed and expected to be billed by
KPMG for, and the fees billed by KPMG for all other services rendered during, the years ended December 31, 2024 and 2023, were as follows (in millions):

Services Provided	2024	2023
Audit fees(1)	$16.6	$16.3
Audit-related fees(2)	$0.2	$0.3
Tax fees(3)	$0.1	$0.3
All other fees(4)	$0.2	$0.3
Total	$17.1	$17.2
(1)Audit fees include fees necessary to perform the annual audit and quarterly reviews in accordance with generally accepted auditing standards, annual attestation on internal control over financial reporting and services that generally only the independent auditor can reasonably provide, such as comfort letters, statutory audits, consents and assistance with, and review of, documents filed with the SEC.
(2)Audit-related fees in 2024 and 2023 related to agreed-upon procedures, a review engagement, an attestation engagement related to our revolving credit facility and a pension plan audit.
(3)Tax fees in 2024 and 2023 related to tax consulting.
(4)All other fees in 2024 and 2023 related to real-time system implementation assessment services.
Ratification of Selection of Independent Auditor
As a matter of good corporate governance, the Board of Directors of Occidental submits its Audit Committee’s annual selection of the independent auditor to our shareholders for ratification. A majority of the shares present or by proxy at the 2025 Annual Meeting and entitled to vote on this proposal must vote “FOR” the proposal to ratify the auditor selection. Abstentions have the same effect as votes
“AGAINST” the proposal. Your broker may vote your shares on the proposal if you do not give your broker voting instructions, although we are aware that some brokers are choosing not to exercise this discretionary voting authority. As a result, we recommend you submit your vote as soon as possible. If the shareholders do not ratify the selection of KPMG, the Audit Committee will consider whether it is appropriate to select another independent auditor. Even if the shareholders ratify the selection of KPMG, the Audit Committee may select a different independent auditor at any time during the year if it determines that this would be in the best interests of Occidental and our shareholders. If KPMG should decline to act or otherwise become incapable of acting or if its retention is discontinued, the Audit
Committee will select another independent auditor.
Report of the Audit Committee
The Audit Committee has reviewed and discussed Occidental’s audited financial statements for the year ended December 31, 2024, including management’s annual assessment of and report on Occidental’s internal control over financial reporting, with management and
KPMG, Occidental’s independent auditor. In addition, the Audit Committee has discussed with KPMG the matters required to be discussed by the applicable standards of the PCAOB and the SEC. The Audit Committee received from KPMG written disclosures and the letter regarding its independence as required by the applicable requirements of the PCAOB. The Audit Committee has also considered whether the provision of non-audit services provided by KPMG to Occidental is compatible with maintaining their independence and has discussed with KPMG the firm’s independence. Based upon the reports and discussions described in this report, the Audit Committee recommended to the Board that the audited financial statements be included in Occidental’s Annual Report on Form 10-K for the year ended
December 31, 2024, to be filed with the SEC.
Respectfully submitted,
THE AUDIT COMMITTEE
Robert M. Shearer (Chair)
Andrew Gould
Carlos M. Gutierrez
Avedick B. Poladian
Kenneth B. Robinson

70

APPROVAL OF
OCCIDENTAL’S
AMENDED AND
RESTATED 2015 LONG-
TERM INCENTIVE PLAN
THE BOARD
RECOMMENDS THAT
YOU VOTE “FOR”
THE APPROVAL OF
OCCIDENTAL’S
AMENDED LTIP.
Occidental shareholders previously approved the Occidental Petroleum Corporation 2015 Long-Term Incentive Plan (referred to for purposes of this Proposal 4 as the LTIP), under which key employees, directors, consultants and other persons who provide services to
Occidental and its subsidiaries may be granted equity-based incentive awards. At the 2025 Annual Meeting, shareholders will be asked to approve an amendment and restatement of the LTIP (Amended LTIP), which was approved by the Board on February 12, 2025.
The proposed Amended LTIP would increase the number of shares of Occidental’s common stock that may be issued under the LTIP by
55,000,000 shares. Occidental believes that this increase is advisable in order for Occidental to have an adequate number of shares available in connection with its compensation programs.
The proposed Amended LTIP would also extend the term for an additional ten years from February 12, 2025 (the date on which the
Amended LTIP was approved by the Board), as well as make certain administrative and technical updates. The text of the Amended LTIP appears at the end of this Proxy Statement as Annex B. The following description of the Amended LTIP is a summary only and should be read in conjunction with the full text of the Amended LTIP.
Highlights
The Amended LTIP continues a number of shareholder-friendly provisions from the LTIP, highlighted below:

►No single-trigger vesting of awards upon a Change in Control
(as defined in the Amended LTIP)
►No provision of any tax gross-ups
►Three-year minimum vesting period on awards (other than
performance awards, cash awards or awards with respect to
up to 10% of the authorized shares), with no portion vesting prior to one year from the grant date
►No recycling of shares that are withheld or tendered to pay the exercise price or purchase price of an award, or to satisfy any tax withholding obligation
►No recycling of shares that are covered by a stock option or stock appreciation right that is exercised
►No automatic grants are made to any individual
►No repricing of stock options or stock appreciation rights
without shareholder approval
►No discounted options or stock appreciation rights may be
granted (except with respect to conversion awards granted as a result of a merger, consolidation or acquisition as necessary to preserve the value of the award)
►No reload options are permitted

►Limits on the maximum number or amount of awards that may
be granted to certain individuals during any calendar year
•1 million share limit with respect to share-based awards to any named executive officer in any calendar year
•$15 million limit with respect to cash-based awards to any
named executive officer in any calendar year
•2 million share limit with respect to options and stock
appreciation rights granted to any participant in any
calendar year
•50,000 share limit with respect to share-based awards
granted to any non-employee director in any
calendar year
►Dividends or dividend equivalent rights on performance
awards are subject to the same performance goals as the
underlying award and will not be paid until the performance
award has vested and becomes earned
►Awards are subject to potential reduction, cancellation,
forfeiture or other clawback under certain
specified circumstances

2025 Proxy Statement
71

Proposal 4: Approval of Occidental’s Amended and Restated 2015 Long-Term Incentive Plan
Purpose and Background of the LTIP
The LTIP is intended to permit Occidental and its subsidiaries to attract and retain top-quality employees, directors and consultants by providing these individuals with opportunities to acquire and maintain stock ownership or awards tied to Occidental’s performance. The
LTIP gives us the means to provide incentives to eligible individuals to create long-term growth and to reward performance achievement.
The Board originally adopted the LTIP on February 11, 2015, and the LTIP became effective on May 1, 2015 following shareholder approval at our 2015 Annual Meeting of Shareholders and was most recently amended and restated effective as of May 29, 2020 following shareholder approval at our 2020 Annual Meeting of Shareholders. On February 12, 2025, the Board adopted the Amended LTIP subject to shareholder approval. The Amended LTIP would increase the number of shares of Occidental’s common stock that may be issued under the LTIP by 55,000,000 shares, extend the term for an additional ten years, and make administrative and technical updates.
Share Reserve Under the Amended LTIP
The Amended LTIP would add 55,000,000 shares to the reserve available for future grants. This increased share reserve would allow
Occidental to continue to grant a variety of equity-based compensation alternatives in structuring compensation arrangements for our key employees, officers, directors, consultants and other service providers. Failure of our shareholders to approve the Amended LTIP would mean that we would have fewer shares that we can grant through long-term incentive awards to our personnel.
Under the existing share reserve, as of March 1, 2025, there were approximately 13,022,788 shares subject to outstanding equity awards under the LTIP assuming target performance for performance awards (14,959,244 shares would be subject to outstanding equity awards if performance awards were included based on maximum performance), and approximately 13,138,191 shares available for future grants under the LTIP assuming maximum performance for performance awards. Under the LTIP, full-value awards count against the share reserve using a 3:1 ratio. As a result of such ratio, only 4,379,397 full-value awards could currently be granted under the LTIP.
Dilution. The table below sets forth our potential dilution (or overhang) levels based on our shares outstanding and the new authorization of 55,000,000 shares to be available for future grants under the Amended LTIP. While we recognize the significant motivational and performance benefits that may be achieved from granting equity awards, we are also mindful of the potential dilutive effect of such awards and our responsibility to our shareholders. The Board believes that the shares requested for purposes of the Amended LTIP represent a reasonable amount of potential equity dilution that would allow us to continue granting equity awards, which is an important component of our overall compensation program. The share information listed in the table below is as of March 1, 2025. The closing price per share of our common stock on the NYSE as of February 28, 2025, the nearest trading day, was $48.84.

	Share Allocation and Potential Dilution
New Share Request	55,000,000
Available Shares from the Plan	13,138,191	(1)
Shares Subject to Outstanding Awards:
Options and Other Appreciation Awards	2,387,973	(2)
Full-Value Awards	10,634,815	(3)
Total Potential Equity Awards	81,160,979
Shares Outstanding	939,179,158
Potential Dilution as a Percentage of Shares Outstanding	8.64%
Potential Dilution on a Fully Diluted Basis	7.95%
(1)Under the LTIP, full-value awards count against the share reserve using a 3:1 ratio, described below. As a result of such ratio, only 4,379,397 full-value awards could currently be granted under the LTIP.
(2)For such options, as of March 1, 2025, the weighted average exercise price was $38.07 and weighted average remaining term was 5.32 years.
(3)Assuming, for performance-based awards, achievement of target performance levels, or 12,571,271, if maximum achievement is assumed.
Burn Rate. The following table sets forth information regarding the “burn rate” for each of the last three fiscal years and the average burn rate over such period.

	Full-Value Performance Awards Earned and Paid in Shares	Other Full-Value Awards Granted	Options & Other Appreciation Awards Granted	Weighted Average Shares Outstanding	Burn Rate(1)
2022	—	4,395,575	286,000	926,200,000	0.51%
2023	1,116,000	3,378,106	—	889,200,000	0.51%
2024	1,613,000	3,576,191	—	911,800,000	0.57%
				Three-Year Average	0.53%
(1)Represents the quotient of (x) the number of total shares underlying equity awards granted (or, for performance-based awards, equity awards earned) in such fiscal year and (y) the weighted average shares outstanding during such year.
The requested share reserve was determined in part based on our average burn rate over the last three years, in order to give Occidental flexibility to make equity-based and other awards over the next few years in amounts determined appropriate by the Compensation
Committee of the Board. If the stock price of Occidental’s common stock continues to fluctuate as it has been in our current macroeconomic environment, or if we experience other unforeseen circumstances such as increased competition for hiring key talent, the expected time horizon for the duration of the amended share reserve may change, and we may need to adjust our equity grant practices accordingly.

72

Proposal 4: Approval of Occidental’s Amended and Restated 2015 Long-Term Incentive Plan
Summary of the Amended LTIP
Awards. Consistent with the existing LTIP, the Amended LTIP would provide for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, bonus stock, dividend equivalents, other stock-based awards, cash awards and performance awards.
Administration. The Amended LTIP would be administered by the Compensation Committee, except to the extent the Board elects to administer the Amended LTIP. The Board administers all grants to non-employee directors and sets the terms of such grants.
Subject to the terms of the Amended LTIP and applicable law, the Compensation Committee has the authority to:
►determine the eligible individuals to receive awards and the times at which such awards are granted;
►grant awards and determine the type or types of awards to be granted to any eligible individual and the amount of cash and/or number of shares subject to each award;
►determine the terms and conditions of any award;
►modify, waive or adjust any term or condition of an award;
►interpret and administer the Amended LTIP and any award agreement or other instrument relating to an award made under the
Amended LTIP;
►establish, amend, suspend or waive such rules and regulations as it deems appropriate for the proper administration of the
Amended LTIP;
►adopt supplements or sub-plans as may be necessary to comply with applicable laws of foreign jurisdictions;
►make any other determination or take any other action necessary or desirable for the administration of the Amended LTIP; and
►reconcile any inconsistencies in the Amended LTIP, any award or any award agreement.
The Compensation Committee may delegate its authority to a subcommittee of the Board. The Compensation Committee may also delegate to an officer, director or employee the authority to grant awards to new employees who are not executive officers under Section
16 of the Securities Exchange Act of 1934, as amended. In addition, the Compensation Committee may delegate ministerial functions to officers, employees or third parties. References to the Compensation Committee in this Proposal 4 shall refer to the Compensation
Committee or its designee.
Duration. If approved by shareholders, the Amended LTIP would be effective as of the date of such approval, which would be May 2, 2025
(Amendment Effective Date). The Amended LTIP would terminate on February 12, 2035, the tenth anniversary of the date on which the
Amended LTIP was approved by the Board, unless earlier terminated by our Board. Although no further awards may be granted under the
Amended LTIP after February 12, 2035, the Amended LTIP would remain in effect until all awards granted under the Amended LTIP have been satisfied or have expired.
Eligible Individuals. All officers and employees of Occidental and its subsidiaries and other persons who provide services to Occidental and its subsidiaries, including members of the Board and consultants, would be eligible to receive awards under the Amended LTIP.
Eligible individuals who are designated by the Compensation Committee to receive an award under the Amended LTIP are referred to as
“participants.” As of December 31, 2024, there were 29 officers (including 8 executive officers), approximately 13,000 other employees, 9 non-employee directors and zero consultants who would be eligible to participate in the Amended LTIP.
Available Shares. The existing LTIP provides for a share reserve of 133,031,766 shares of common stock. The Amended LTIP would increase the number of shares of common stock available for awards under the LTIP by 55,000,000 shares. Accordingly, the total number of shares of common stock available for issuance in connection with awards under the Amended LTIP would not exceed 188,031,766 shares (the Amended Reserved Shares). The Amended Reserved Shares represent the maximum number of shares that may be issued under the Amended LTIP. All of the Amended Reserved Shares are available to be issued pursuant to incentive stock options. The foregoing limits would be subject to the adjustment provisions contained in the Amended LTIP, as described below in “Changes in
Capitalization.”
Any shares of common stock issued in connection with awards other than options and stock appreciation rights would be counted against the limits described in the preceding paragraph as three shares for every one share issued in connection with such award. If an award may be settled only in cash, the award need not be counted against the share limits of the Amended LTIP. If an award expires or is canceled, forfeited, settled in cash or otherwise terminated, the shares of common stock subject to such award would again be available for grant under the Amended LTIP. However, the following would not be available for future awards under the Amended LTIP:
►shares withheld or otherwise tendered in payment of any exercise price, purchase price or taxes related to an award;
►shares subject to an option or stock appreciation right that was exercised; and
►shares repurchased on the open market with the proceeds of an option’s exercise price.
Common stock issued under the Amended LTIP may come from authorized but unissued shares of common stock, from treasury stock held by Occidental or from previously issued shares of common stock reacquired by Occidental, including shares purchased on the open market.

2025 Proxy Statement
73

Proposal 4: Approval of Occidental’s Amended and Restated 2015 Long-Term Incentive Plan
Individual Award Limits. The Amended LTIP would continue the following limits on the maximum number or amount of awards that may be granted to certain individuals during any calendar year:
►1 million share limit with respect to share-based awards to any named executive officer in any calendar year
►$15 million limit with respect to cash-based awards to any named executive officer in any calendar year
►2 million share limit with respect to options and stock appreciation rights granted to any participant in any calendar year
►50,000 share limit with respect to share-based awards granted to any non-employee director in any calendar year
Consistent with the existing LTIP, these share limits would be subject to the adjustment provisions described below in “Changes in
Capitalization,” but would not be subject to the share counting rules that apply to the overall share pool.
TYPES OF AWARDS
The following types of awards may be granted on the terms and conditions set forth in the Amended LTIP:
Stock Options. The Compensation Committee may grant stock options to purchase shares of Occidental common stock. Stock options may be either incentive stock options governed by Section 422 of the U.S. tax code or stock options that are not intended to meet these requirements (called nonstatutory options). The Compensation Committee will determine the terms and conditions of any stock option. The exercise price of any stock option will not be less than 100% of the fair market value of Occidental’s common stock on the date of the grant
(except with respect to conversion awards granted as the result of a merger, consolidation or acquisition as necessary to preserve the value of the award), and in the case of an incentive stock option granted to an eligible employee who owns more than 10% of Occidental’s common stock, the exercise price will not be less than 110% of the fair market value of Occidental’s common stock on the date of grant.
The term for a stock option may not exceed 10 years.
Stock Appreciation Rights. The Compensation Committee may grant stock appreciation rights (SARs) independent of or in tandem with a stock option. The exercise price per share of a SAR will be an amount determined by the Compensation Committee. However, a SAR must generally have an exercise price not less than 100% of the fair market value of Occidental’s common stock on the date the SAR is granted (except with respect to conversion awards granted as the result of a merger, consolidation or acquisition as necessary to preserve the value of the award). Generally, each SAR will entitle a participant upon exercise to an amount equal to (i) the excess of (a) the fair market value of one share of common stock on the exercise date over (b) the exercise price, times (ii) the number of shares of common stock covered by the SAR. The Compensation Committee will determine the terms and conditions of any SAR, including the number of shares to which the SAR relates and the vesting conditions. Payment may be made in common stock or in cash, or partly in common stock and partly in cash, as determined by the Compensation Committee. The term of a SAR may not exceed 10 years.
Restricted Stock. The Compensation Committee may grant restricted stock, which are shares of Occidental common stock that are subject to transfer limitations, a risk of forfeiture and other restrictions imposed by the Compensation Committee in its discretion.
Restrictions may lapse at such times and under such circumstances as determined by the Compensation Committee. During the restricted period, the holder will have rights as a shareholder, including the right to vote the common stock subject to the award and to receive cash dividends thereon (which may, if required by the Compensation Committee, be held by Occidental during the restricted period subject to the same vesting terms that apply to the underlying restricted stock award). Unless otherwise determined by the Compensation
Committee, common stock distributed to a holder of restricted stock in connection with a stock split or stock dividend, and other property
(other than cash) distributed as a dividend, will be subject to restrictions and a risk of forfeiture to the same extent as the underlying restricted stock award with respect to which such common stock or other property has been distributed.
Restricted Stock Units. The Compensation Committee may grant restricted stock units (RSUs), which are rights to receive shares of
Occidental common stock, cash or a combination thereof at the end of a specified period. The Compensation Committee may subject
RSUs to restrictions that lapse at such times or upon achievement of performance goals determined by the Compensation Committee.
Bonus Stock. The Compensation Committee may grant bonus stock awards to eligible individuals. Each bonus stock award will constitute a transfer of unrestricted shares of Occidental common stock on terms and conditions determined by the Compensation Committee.
Dividend Equivalents. The Compensation Committee may grant dividend equivalents to eligible individuals, entitling the participant to receive cash, common stock, other awards or other property equal in value to dividends paid with respect to a specified number of shares of common stock, or other periodic payments, as determined by the Compensation Committee. Dividend equivalents may be awarded on a freestanding basis or in connection with another award (other than options, SARs, restricted stock or bonus stock). The Compensation
Committee may provide that dividend equivalents will be paid or distributed when accrued, deferred until a later payment date or deemed reinvested in additional common stock, awards or other investment vehicles. The Compensation Committee will specify any restrictions on transferability and risks of forfeiture imposed upon dividend equivalents. See “Features of Awards – Dividends and Dividend Equivalent
Payments on Performance Awards” below for additional information.
Other Stock-Based Awards. The Compensation Committee may grant other stock-based awards denominated in, payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Occidental common stock, subject to applicable legal limitations and the terms of the Amended LTIP. Such awards may be subject to such vesting and other terms as the Compensation
Committee may establish.
Cash Awards. The Compensation Committee may grant cash awards on a free-standing basis or as an element of or a supplement to any other award permitted under the Amended LTIP. The Compensation Committee will determine the amount and other terms and conditions of such cash awards.
Performance Awards. The Compensation Committee may designate that an award granted under the Amended LTIP will constitute a performance award. A performance award is any award the grant, vesting, exercise or settlement of which (or the timing or amount thereof)
depends upon the achievement of one or more performance goals specified by the Compensation Committee. The performance goal may be measured over a period ranging from one to seven years. The Compensation Committee may exercise its discretion to reduce or increase the amounts payable under a performance award. The performance goals may be based on one or more business criteria for
Occidental (whether on a consolidated basis, or for specified subsidiaries or business or geographical units of Occidental, or a combination thereof).

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Proposal 4: Approval of Occidental’s Amended and Restated 2015 Long-Term Incentive Plan
FEATURES OF AWARDS
Dividends and Dividend Equivalent Payments on Performance Awards. Dividends and dividend equivalent rights with respect to any performance award will be subject to the same performance goals as the underlying performance award and will not be paid until the performance award has vested and been earned.
Transferability of Awards. Awards generally may not be assigned, pledged, hedged, sold or otherwise transferred or encumbered, other than (a) by will or the laws of descent and distribution, (b) pursuant to a participant’s written beneficiary form or (c) a qualified domestic relations order issued by a court of competent jurisdiction and approved by the Compensation Committee. An incentive stock option will not be transferable other than by will or the laws of descent and distribution. To the extent specifically provided by the Compensation
Committee or in the applicable award agreement, a participant may transfer, without consideration, all or part of an award to one or more
“family members” (as such term is defined in Form S-8). Any attempt to transfer an award in violation of the terms of the Amended LTIP or without proper notification to the Compensation Committee would be deemed void and unenforceable.
Minimum Vesting Requirements and Termination of Service. Awards granted under the Amended LTIP (other than Performance
Awards and cash awards) generally will be subject to a minimum vesting or forfeiture restriction period of three years. Such vesting or lapse of forfeiture restrictions may occur at the end of such period or on a pro rata basis as determined in the good faith discretion of the
Compensation Committee. If such vesting or lapse of forfeiture restrictions occurs on a pro rata basis, no tranche may vest prior to one year from the date of grant of such award, except with respect to the 10% carve-out or upon certain events as described below. A vesting or forfeiture restriction period of less than three years may be approved for awards (other than Performance Awards and cash awards) with respect to up to 10% of the shares of common stock authorized for issuance under the Amended LTIP. Vesting or lapse of forfeiture restrictions may occur earlier upon the occurrence of certain specified events, such as the termination of a participant’s service with
Occidental and its subsidiaries, as set forth in the applicable award agreement.
No Repricing; No Reload Options. Other than in connection with a corporate transaction involving Occidental, without the approval of shareholders, the terms of outstanding awards may not be amended to reduce the exercise price of outstanding stock options or SARs or to cancel outstanding stock options or SARs in exchange for cash, other awards or stock options or SARs with an exercise price less than the exercise price of the original stock options or SARs. The Compensation Committee also may not take any other action that would be considered a “repricing” of a stock option or SAR. Reload options may not be granted under the Amended LTIP.
Changes in Capitalization. In the event of certain changes to Occidental’s capitalization (such as a stock split, stock distribution, extraordinary cash dividend, reclassification or recapitalization), appropriate adjustments will be made by the Compensation Committee as to the number and price of shares subject to an award, the number of shares available for issuance under the Amended LTIP and the maximum individual limits applicable to share-based awards. In the event of other changes in Occidental common stock (such as by reason of a recapitalization, reorganization, merger, consolidation, combination or exchange) or a Change in Control (defined below), outstanding awards will be subject to adjustments by the Compensation Committee at its discretion, including: adjustments as to the number and price of shares subject to such awards; conversion of such awards into awards of any successor; cash settlement in exchange for cancellation of such awards; or cancellation with or without consideration.
Change in Control. For purposes of the Amended LTIP, a Change in Control is generally defined to mean any of the following events (with certain exceptions):
►the dissolution or liquidation of Occidental;
►a merger, consolidation, or other reorganization of Occidental or a sale of all or substantially all of Occidental’s business and/or assets to an unaffiliated entity, following which Occidental’s shareholders hold 50% or less of the combined voting power of the surviving entity or its parent company;
►acquisition by any individual, entity or group of beneficial ownership of 30% or more of the voting power of Occidental; or
►a majority of the members of the Board are replaced by directors not approved by two-thirds of the existing Board (excluding any director whose initial assumption of office occurs as a result of an actual or threatened election contest or any settlement thereof).
Upon a Change in Control, vesting of an award will not accelerate earlier than (i) the original vesting date or (ii) the date on which the participant’s employment or other service relationship is terminated by Occidental or its subsidiary without “cause” or by the participant for
“good reason” (in each case, as defined in the Amended LTIP), provided such termination date occurs within 12 months following the
Change in Control. In addition, upon a Change in Control, the Compensation Committee would have the discretion, without the consent or approval of any holder, to take any of the following actions with respect to an outstanding award:
►cancel the outstanding award in exchange for a cash payment per share equal to:
►in the case of an option or SAR, the excess, if any, of (x) the price per share offered in the Change in Control (as determined by the
Compensation Committee in accordance with the Amended LTIP) over (y) the applicable exercise price (or no cash payment if the exercise price equals or exceeds the price per share offered in the Change in Control); or
►in the case of any other award, the price per share offered in the Change in Control;
provided, that the Compensation Committee may determine that such cash payment shall be made only for the vested or exercisable portion of the award (even if the entire award is canceled);
►provide for the assumption, substitution or continuation of the award by the successor company (or a parent or subsidiary of the successor company); or
►make any such other adjustments to the award as the Compensation Committee determines appropriate to reflect the Change in
Control (or make no adjustment).

2025 Proxy Statement
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Proposal 4: Approval of Occidental’s Amended and Restated 2015 Long-Term Incentive Plan
Tax Withholding. Occidental and its subsidiaries are generally authorized to withhold from an award, or any related payment, such amounts to cover withholding and other taxes due or potentially payable. If such tax obligations are satisfied through the withholding or surrendering of shares of common stock, the number of shares so withheld or surrendered cannot exceed the number of shares that have an aggregate fair market value equal to such tax obligations, determined based on the participant’s maximum statutory withholding rate.
Amendment. The Board may amend, alter, suspend, discontinue or terminate the Amended LTIP at any time, subject to the approval of
Occidental’s shareholders if required by any Federal or state law or regulation or the rules of any stock exchange; provided that, without the consent of an affected participant or adequate compensation therefor, no such action by the Board may materially and adversely affect the rights of such participant under any previously granted and outstanding award. The Compensation Committee may waive any conditions or rights under the Amended LTIP, or amend, alter, suspend, discontinue or terminate any award previously granted and the applicable award agreement, except as otherwise provided in the Amended LTIP; provided that, without the consent of an affected participant or adequate compensation therefor, no such Compensation Committee action may materially and adversely affect the rights of a participant under such award.
Clawback Policy. Awards under the Amended LTIP are subject to compliance with Occidental’s Code of Business Conduct and related policies. Violation of the Code of Business Conduct may result in reduction, cancellation, forfeiture or recoupment of awards as determined by the Compensation Committee. In addition, awards granted under the Amended LTIP will be subject to any written clawback policy that may be adopted by Occidental, including the company’s Clawback Policy. The Compensation Committee may also impose such other clawback, recovery or recoupment provisions in an award agreement as the Compensation Committee deems appropriate.
Certain Federal Income Tax Consequences
The following discussion is for general information only and is intended to summarize briefly the U.S. Federal income tax consequences of certain transactions contemplated under the Amended LTIP. This description is based on current laws in effect on December 31, 2024, which are subject to change (possibly retroactively). The tax treatment of participants in the Amended LTIP may vary depending on each participant’s particular situation and may, therefore, be subject to special rules not discussed below. No attempt has been made to discuss any potential foreign, state or local tax consequences or any tax consequences related to the transfer of awards, which is generally prohibited by the Amended LTIP except in limited circumstances. Participants are advised to consult with a tax advisor concerning the specific tax consequences of participating in the Amended LTIP.
TAX CONSEQUENCES TO PARTICIPANTS
Nonstatutory Options and SARs. A participant will not recognize taxable income upon the grant of a stock option or a SAR. Upon the exercise of a nonstatutory option or a SAR, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of (i) the fair market value of the common stock received, over (ii) the exercise price of the award. Such excess will be subject to income tax withholding, as well as Social Security and Medicare taxes, if the participant is an employee.
When a participant sells the shares acquired upon exercise of an option or SAR, the participant generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the participant’s aggregate tax basis in the shares. The participant’s aggregate tax basis with respect to a share acquired upon exercise of an option or SAR will equal the sum of the amount taxed as ordinary income upon receipt of the share and the exercise price. If the participant’s holding period for the share exceeds one year, such gain or loss will constitute long-term capital gain or loss.
Incentive Stock Options. A participant will not recognize taxable income on the grant of an incentive stock option. Upon the exercise of an incentive stock option, a participant will not recognize taxable income, although the excess of the fair market value of the shares of common stock received upon exercise of the incentive stock option (ISO Stock) over the exercise price will increase the alternative minimum taxable income of the participant, which may cause such participant to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the participant’s regular tax liability in a later year to the extent the participant’s regular tax liability exceeds the alternative minimum tax for that year.
Upon the disposition of ISO Stock that has been held for the required holding period (generally, at least two years from the date of grant and one year from the date of exercise of the incentive stock option), a participant will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the participant for the ISO Stock. However, if a participant disposes of ISO Stock that has not been held for the requisite holding period (a Disqualifying Disposition), the participant will recognize ordinary compensation income in the year of the Disqualifying Disposition in an amount equal to the amount by which the fair market value of the ISO Stock at the time of exercise of the incentive stock option (or, if less, the amount realized in the case of an arm’s-
length disposition to an unrelated party) exceeds the exercise price paid by the participant for such ISO Stock. A participant would also recognize capital gain to the extent the amount realized in the Disqualifying Disposition exceeds the fair market value of the ISO Stock on the exercise date. If the exercise price paid for the ISO Stock exceeds the amount realized (in the case of an arm’s-length disposition to an unrelated party), such excess would ordinarily constitute a capital loss.
Using Shares to Pay Option Exercise Price. Under current rulings, if a participant transfers previously held shares of common stock
(other than ISO Stock that has not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a stock option, no additional gain will be recognized on the transfer of such previously held shares in satisfaction of the exercise price (although a participant would still recognize ordinary compensation income upon exercise of a nonstatutory option in the manner described above).
Moreover, that number of shares of common stock received upon exercise which equals the number of shares of previously held common stock surrendered in satisfaction of the exercise price will have a tax basis that equals the tax basis of the previously held shares of common stock surrendered in satisfaction of the exercise price. Any additional shares of common stock received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the participant, plus the amount of compensation income recognized by the participant under the rules described above.

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Proposal 4: Approval of Occidental’s Amended and Restated 2015 Long-Term Incentive Plan
RSUs and Dividend Equivalents. Individuals will not have taxable income at the time of grant of an RSU, but rather, will generally recognize ordinary compensation income (subject to income tax withholding) at the time the participant receives cash or shares of common stock in settlement of the RSU, as applicable, in an amount equal to the cash or the fair market value of the common stock received. A participant who is an employee is generally subject to withholding of Social Security and Medicare taxes on the value of an RSU at the time that the participant’s rights with respect to the RSU becomes vested.
Any dividend equivalents granted in respect of RSUs are treated as ordinary compensation income and will be subject to income tax when paid. If dividend equivalents are paid when the underlying RSU is settled, the dividend equivalents are subject to income tax when they are paid, along with the shares received in settlement. If dividend equivalents are paid on a current basis, they are subject to income tax at the time of the payment.
When a participant sells the shares received in settlement of RSUs, the participant generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares and the participant’s aggregate tax basis in the shares. A participant’s aggregate tax basis with respect to shares received in settlement of an RSU is the amount taxed as ordinary income upon receipt of the shares. If the participant’s holding period for the shares exceeds one year, such gain or loss will constitute long-term capital gain or loss.
Restricted Stock and Bonus Stock. A recipient of restricted stock or bonus stock generally will be subject to tax at ordinary income tax rates on the fair market value of the common stock when it is received, reduced by any amount paid by the recipient; however, if the common stock is not transferable and is subject to a substantial risk of forfeiture when received, a participant will recognize ordinary compensation income in an amount equal to the fair market value of the common stock (minus any amount paid for the common stock) (i)
when the common stock first becomes transferable and is no longer subject to a substantial risk of forfeiture, in cases where a participant does not make a valid election under Section 83(b) of the U.S. tax code, or (ii) when the award is received, in cases where a participant makes a valid election under Section 83(b) of the U.S. tax code. For a participant who is an employee, any ordinary compensation income recognized by the participant with respect to the restricted stock or bonus stock award will be subject to income tax withholding and withholding of Social Security and Medicare taxes.
If a Section 83(b) election is made and the shares are subsequently forfeited, the recipient will not be allowed to take a deduction for the value of the forfeited shares (but would recognize a capital loss for any amount paid for the shares).
If a Section 83(b) election has not been made, any dividends received with respect to restricted stock that is subject at that time to a risk of forfeiture or restrictions on transfer generally will be treated as compensation that is taxable as ordinary income to the recipient and will be subject to income tax withholding and withholding of Social Security and Medicare taxes. If a Section 83(b) election has been made, or if the restricted stock is no longer subject to risk of forfeiture or restrictions on transfer, any dividends received will generally be treated as dividend income.
When a participant sells the shares held following vesting of the restricted stock award, the participant generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of the shares and the participant’s tax basis in the shares (generally equal to the amount, if any, paid for the shares and any ordinary income recognized on the vesting date). If the participant’s holding period for the shares (which begins on the vesting date if an 83(b) election has not been made, or on the date of grant if an 83(b) election has been made) exceeds one year, such gain or loss will constitute long-term capital gain or loss.
Cash Awards. A participant will recognize ordinary compensation income upon receipt of cash pursuant to a cash award or, if earlier, at the time the cash is otherwise made available for the participant to draw upon. Such cash amount will be subject to income tax withholding, as well as Social Security and Medicare taxes, if the participant is an employee.
Code Section 409A. Awards under the Amended LTIP are intended to be designed, granted and administered in a manner that is either exempt from the application of or complies with the requirements of Section 409A of the U.S. tax code in an effort to avoid the imposition of taxes and/or penalties, although no guarantees are made that awards will not be subject to taxes, interest and penalties under Section
409A. To the extent that Occidental determines that an award under the Amended LTIP fails to comply with Section 409A, such award may, to the extent possible, be modified to comply with such requirements.
TAX CONSEQUENCES TO OCCIDENTAL
Employer Deduction. Occidental will generally be entitled to a deduction for Federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by a participant in connection with the exercise or settlement, as applicable, of nonstatutory options, SARs, RSUs, restricted stock, bonus stock and cash awards.
Occidental will generally not be entitled to any Federal income tax deduction upon the grant or exercise of an incentive stock option, unless a participant makes a Disqualifying Disposition of the ISO Stock. If a participant makes a Disqualifying Disposition, Occidental will then generally be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by a participant under the rules described in the preceding paragraph.
Code Section 162(m). In general, Section 162(m) of the U.S. tax code denies a publicly held corporation a deduction for U.S. Federal income tax purposes for compensation paid to any covered employee in excess of $1,000,000 per year. Under Section 162(m) of the U.S.
tax code, as amended by the Tax Cuts and Jobs Act of 2017, the term “covered employee” generally means the chief executive officer, chief financial officer and each named executive officer whose compensation is required to be reported by reason of being among the three highest compensated officers for the relevant fiscal year. The Compensation Committee retains authority to make payments or grant awards under the Amended LTIP that are not fully deductible if, in its sole discretion, such payments are necessary to achieve our compensation objectives and to protect shareholder interests.
Code Section 280G. The ability of Occidental (or the ability of one of its subsidiaries) to obtain a deduction for future payments under the
Amended LTIP could also be limited by Section 280G of the U.S. tax code, which prevents the deductibility of certain excess parachute payments made in connection with a change in control of an employer-corporation.

2025 Proxy Statement
77

Proposal 4: Approval of Occidental’s Amended and Restated 2015 Long-Term Incentive Plan
Existing Plan Benefits
No awards made under the LTIP prior to the date of the 2025 Annual Meeting were granted subject to stockholder approval of the
Amended LTIP. The following table sets forth information with respect to stock options that have been granted to our named executive officers and the specified groups set forth below under the LTIP from the most recent amendment and restatement date of the LTIP through
December 31, 2024. No associate of any director or executive officer has received awards under the LTIP, and no other individual has received 5% of the awards under the LTIP since the most recent amendment and restatement date.

Name and Principal Position	Stock Options
Vicki Hollub President and Chief Executive Officer	1,104,822
Sunil Matthew Senior Vice President and Chief Financial Officer	—
Kenneth Dillon Senior Vice President and President, International Oil and Gas Operations	335,927
Richard A. Jackson Senior Vice President and President, ORCM, Operations	89,234
Robert L. Peterson Senior Vice President and Executive Vice President, Essential Chemistry, OCC	89,234
All executive officers as a group (8 persons)	1,870,780
Jack B. Moore	—
Vicky A. Bailey	—
Andrew Gould	—
Carlos M. Gutierrez	—
William R. Klesse	—
Claire O’Neill	—
Avedick B. Poladian	—
Kenneth B. Robinson	—
Robert M. Shearer	—
All non-employee directors as a group (9 persons)	—
All employees (other than executive officers) as a group	—
New Plan Benefits
The future awards, if any, that will be made to eligible individuals under the Amended LTIP are subject to the discretion of the
Compensation Committee, and thus we cannot currently determine the benefits or number of shares subject to awards that may be granted to participants in the future under the Amended LTIP. Therefore, a New Plan Benefits Table is not provided. Please see the Grants of Plan-Based Awards Table on page 56 for information on awards granted in 2024 under the LTIP to certain of the company’s executive officers. For additional information regarding equity compensation plans approved and not approved by shareholders, please refer to the section below.
Securities Authorized for Issuance under Equity Compensation Plans
The LTIP, which has been approved by shareholders, is Occidental’s only stock-based compensation plan for its employees and non-
employee directors. The aggregate number of shares of Occidental common stock authorized for issuance under the LTIP is approximately
133,031,766, of which approximately 13,138,191 had been reserved for issuance through March 1, 2025. The following is a summary of the securities available for issuance under the LTIP:

	a) Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	b) Weighted-average exercise price of outstanding options, warrants and rights(2)	c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities in column (a))(3)(4)
Equity compensation plans approved by shareholders	14,959,244	$38.07	13,138,191
Equity compensation plans not approved by shareholders	―	―	―
Total	14,959,244	$38.07	13,138,191
(1)Includes shares reserved to be issued pursuant to RSUs, stock options and performance-based awards. Shares for performance-based awards are included assuming maximum payout, but may be paid out at lesser amounts, or not at all, according to achievement of performance goals.
(2)Price applies only to the stock options included in column (a). Exercise price is not applicable to the other awards included in column (a).
(3)The LTIP requires each share covered by an award (other than stock options and SARs) to be counted as if three shares were issued in determining the number of shares that are available for future awards. Accordingly, the number of shares available for future awards may be less than the amount shown depending on the type of award granted. Additionally, under the LTIP, the amount shown may increase, depending on the award type, by the number of shares currently unvested or forfeitable, or three times that number as applicable, that are forfeited or canceled, or correspond to the portion of any stock-based awards settled in cash.
(4)The number of securities reported in column (c) as available for future issuance does not include any of the additional shares that shareholders are being asked to approve pursuant to the Amended LTIP.

78

Security Ownership
Certain Beneficial Owners and Management
Based on a review of ownership reports filed with the SEC on or before March 1, 2025, the entities listed below are the only beneficial owners of greater than 5% of Occidental’s outstanding voting securities as of March 1, 2025. This information may not be accurate or complete, and Occidental takes no responsibility for such information and makes no representation as to its accuracy or completeness as of the date hereof or any subsequent date. This information does not include changes in share ownership reported by the reporting person after the date of this table.

BENEFICIAL OWNERSHIP OF 5% SHAREHOLDERS

Name and Address	Total Number of Shares and Warrants Owned	Percent of Outstanding Common Stock(4)	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power
Warren E. Buffett and affiliated entities(1) 3555 Farnam Street Omaha, NE 68131	348,800,279	34.07%	—	348,800,279	—	348,800,279
Dodge & Cox(2) 555 California Street, 40th Floor San Francisco, CA 94104	84,255,322	8.83%	79,837,110	—	84,255,322	—
The Vanguard Group(3) 100 Vanguard Blvd. Malvern, PA 19355	56,822,431	6.05%	—	850,724	54,060,446	2,761,985
(1)According to the Form 4 filed with the SEC on February 11, 2025, Warren E. Buffett and Berkshire Hathaway Inc. (Berkshire) acquired an additional 763,017 common shares through National Indemnity Company and, as of February 11, 2025, beneficially owned 264,941,431 common shares in the aggregate (not inclusive of the 83,858,848.81 shares underlying the Berkshire warrants).
(2)Pursuant to a Schedule 13G/A filed with the SEC on February 13, 2025, reporting beneficial ownership as of December 31, 2024. According to the filing, Dodge &
Cox has sole voting power with regard to 79,837,110 securities (66,283,423 common shares and 13,553,687 warrants), sole dispositive power with regard to
84,255,322 securities (70,002,502 common shares and 14,252,820 warrants) and aggregate beneficial ownership of 84,255,322 securities (70,002,502 common shares and 14,252,820 warrants).
(3)Pursuant to a Schedule 13G/A filed with the SEC on February 13, 2024, reporting beneficial ownership as of December 31, 2023.
(4)Pursuant to SEC rules, the percentage of common stock beneficially owned by a shareholder includes shares that would be issued upon exercise of the warrants held by such shareholder but does not include the shares that may be issued upon exercise of warrants held by other shareholders.

2025 Proxy Statement
79

Security Ownership
The following table includes certain information regarding the beneficial ownership of Occidental common stock as of March 1, 2025, by each of Occidental’s named executive officers, directors, and all executive officers and directors as a group. The address for each person is c/o Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046.

BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

Name	Common Stock(1)	Options Exercisable within 60 Days		Warrants Exercisable within 60 Days	Total Shares Beneficially Owned	Percent of Outstanding Common Stock(2)
Vicky A. Bailey	8,647		—	—	8,647
Kenneth Dillon	308,592		335,927	16,962	661,481
Andrew Gould	35,990		—	2,351	38,341
Carlos M. Gutierrez	65,740	(3)	—	—	65,740	(3)
Vicki Hollub	860,685		1,104,822	50,033	2,015,540
Richard A. Jackson	222,477		89,234	11,952	323,663
William R. Klesse	182,989		—	29,760	212,749
Sunil Mathew	162,361		—	4,491	166,852
Jack B. Moore	61,592		—	4,798	66,390
Claire O’Neill	6,658		—	—	6,658
Robert L. Peterson	252,181		89,234	16,991	358,406
Avedick B. Poladian	74,657		—	9,327	83,984
Kenneth B. Robinson	6,798		—	—	6,798
Robert M. Shearer	56,931		—	4,610	61,541
All executive officers and directors as a group (17 persons)	2,732,886		1,708,415	170,876	4,612,177
(1)For executive officers, includes shares held through the Occidental Petroleum Corporation Savings Plan as of March 1, 2025. For non-employee directors, includes deferred stock units and/or common stock awards that are subject to restrictions on sale and transfer in the following amounts: Ms. Bailey – 8,647;
Mr. Gould – 19,859; Secretary Gutierrez – 36,329; Mr. Klesse – 24,533; Mr. Moore – 29,967; Ms. O’Neill – 6,594; Mr. Poladian – 38,123; Mr. Robinson – 6,668 and
Mr. Shearer – 24,011.
(2)Less than 1%.
(3)Amounts do not include 23,533 shares of common stock gifted by Secretary Gutierrez to a grantor retained annuity trust with an independent trustee for tax and estate planning purposes.

80

Questions and Answers About the
Annual Meeting and Voting
1. WHY AM I RECEIVING THESE PROXY MATERIALS?
You are receiving these proxy materials because you held shares of Occidental’s common stock on March 10, 2025, the record date, which entitles you to notice of, and to vote at, Occidental’s 2025 Annual Meeting to be held on May 2, 2025, and at any adjournment or postponement thereof. The proxy materials include our Notice of Internet Availability, Notice of Annual Meeting of Shareholders, Proxy
Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The proxy materials also include the proxy card for the 2025 Annual Meeting. The proxy materials contain detailed information about the matters to be voted on at the 2025 Annual Meeting and provide information about Occidental to assist you in making an informed decision when voting your shares.
Occidental began furnishing the proxy materials to shareholders on March 20, 2025 and will bear all expenses in connection with this solicitation.
2. WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD ON OR ABOUT THE SAME TIME?
It means that your shares are registered differently or are held in more than one account. In order to vote all of your shares, please sign, date and return each proxy card or, if you vote via the Internet or telephone, vote once for each proxy card you receive.
3. WHO IS ENTITLED TO VOTE AT THE MEETING?
Owners of our common stock as of the close of business on March 10, 2025, the record date, are entitled to vote at the 2025 Annual
Meeting. The shares owned include shares you held on that date (i) directly in your name as the shareholder of record (registered shareholder) and (ii) in the name of a broker, bank or other holder of record where the shares were held for you as the beneficial owner (in street name). Each share of common stock is entitled to one vote on each matter. As of the record date, there were 939,782,558 shares of our common stock outstanding and entitled to vote. There are no other voting securities of Occidental entitled to vote at the 2025 Annual
Meeting outstanding. A complete list of registered shareholders entitled to vote at the 2025 Annual Meeting will be open to the examination of any shareholder during normal business hours for 10 days prior to the 2025 Annual Meeting at Occidental’s headquarters.
4. HOW DO I VOTE MY SHARES?
If you are a shareholder of record as of the record date, you may vote by any of the following methods:
►Voting by Mail. If you choose to vote by mail, simply complete the enclosed proxy card, date and sign it, and return it in the postage-
paid envelope provided. Your shares will be voted in accordance with the instructions on your proxy card.
►Voting by Internet. You may vote through the Internet by signing on to the website identified on your proxy card and following the procedures described on the website. Internet voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on your proxy card. The procedures permit you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by Internet, you should not return your proxy card.
►Voting by Telephone. You may vote your shares by telephone by calling the toll-free telephone number provided on your proxy card.
Telephone voting is available 24 hours a day, and the procedures are designed to authenticate votes cast by using a personal identification number located on your proxy card. The procedures permit you to give a proxy to vote your shares and to confirm that your instructions have been properly recorded. If you vote by telephone, you should not return your proxy card.
►Voting at the Meeting. The 2025 Annual Meeting will be held online. Please have your 16-digit control number on your Notice of
Internet Availability, proxy card or in the voting instructions that accompanied your proxy materials to participate in the 2025 Annual
Meeting by visiting www.virtualshareholdermeeting.com/OXY2025. You will be able to vote your shares electronically during the 2025
Annual Meeting (other than shares held through our employee benefit plans, which must be voted prior to the meeting).
If your shares are held in street name, your broker or other nominee has enclosed a proxy card for you to use to direct it how to vote your shares and may also provide additional voting instructions. Please instruct your broker or other nominee how to vote your shares using the form of proxy you received from it or otherwise in accordance with the voting instructions you receive.
Please return your completed proxy to your broker or other nominee or contact the person responsible for your account so that your vote can be counted. If your broker or other nominee permits you to provide voting instructions via the Internet or by telephone, you may vote that way as well.
Voting instructions relating to shares of our common stock held in the Occidental Petroleum Corporation Savings Plan and the Oxy Vinyls
Savings Plan must be received no later than 11:59 p.m. Central Time on the date that is three days prior to the 2025 Annual Meeting, so that the trustee of each plan (who votes the shares on behalf of plan participants) has adequate time to tabulate the voting instructions.
Shares held in the Occidental Petroleum Corporation Savings Plan that are not voted or for which the trustee does not receive timely voting instructions will be voted by the trustee as directed by the company’s Pension and Retirement Plan Administrative Committee, and shares held in the Oxy Vinyls Savings Plan that are not voted or for which the trustee does not receive timely voting instructions will be voted by the trustee as directed by Oxy Vinyls Canada Co.

2025 Proxy Statement
81

Questions and Answers About the Annual Meeting and Voting
5. CAN I REVOKE MY PROXY OR CHANGE MY VOTE?
Yes. You may revoke your proxy or change your vote before the 2025 Annual Meeting by filing a revocation with the Corporate Secretary of
Occidental, by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) whether made via the Internet, by telephone or by mail, or by attending the 2025 Annual Meeting virtually and voting online during the meeting.
If you hold your shares in street name, you may change your vote by contacting your broker or other nominee and following their instructions.
6. HOW WILL MY SHARES BE VOTED IF I SUBMIT A PROXY CARD BUT DO NOT SPECIFY HOW I WANT TO VOTE?
If you sign your proxy card and return it without marking voting instructions, your shares will be voted at the 2025 Annual Meeting:
►“FOR” the election of all director nominees (Proposal 1);
►“FOR” Proposals 2, 3 and 4; and
►in the discretion of the persons named as proxies on all other matters that may properly come before the 2025 Annual Meeting or any adjournment or postponement thereof.
7. HOW CAN I ATTEND THE 2025 ANNUAL MEETING?
We have decided to hold the 2025 Annual Meeting solely by means of virtual communications.
You may participate in the 2025 Annual Meeting only if you were a shareholder as of March 10, 2025, the record date, or if you hold a valid proxy. You will be able to participate in the 2025 Annual Meeting online and submit your questions during the meeting by visiting
www.virtualshareholdermeeting.com/OXY2025. You also will be able to vote your shares electronically during the 2025 Annual Meeting
(other than shares held through our employee benefit plans, which must be voted prior to the meeting).
To participate in the 2025 Annual Meeting, you will need the 16-digit control number included on your Notice of Internet Availability, on your proxy card or in the voting instructions that accompanied your proxy materials. If your shares are held in street name and your voting instruction form indicates that you may vote those shares through the http://www.proxyvote.com website, then you may access and participate in the 2025 Annual Meeting with the 16-digit access code indicated on that voting instruction form. Otherwise, shareholders who hold their shares in street name should contact their bank, broker or other nominee (preferably at least five days before the annual meeting) and obtain a “legal proxy” in order to be able to attend, participate in or vote at the 2025 Annual Meeting.
The 2025 Annual Meeting webcast will begin promptly at 9:00 a.m. Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 8:45 a.m. Central Time, and you should allow ample time for the check-in procedures.
8. WHAT IF I HAVE TECHNICAL DIFFICULTIES DURING CHECK-IN OR THE MEETING?
We will have technicians ready to assist you if you have any technical difficulties during check-in or the meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log in page.
9. WHAT CONSTITUTES A QUORUM AT THE 2025 ANNUAL MEETING?
A majority of all outstanding shares entitled to vote at the 2025 Annual Meeting will constitute a quorum, which is the minimum number of shares that must be present or represented by proxy at the meeting to transact business. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.
10. WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?
Proposal 1 will be subject to a majority voting standard because the By-laws provide that in an uncontested election, directors are elected by the majority of votes cast with respect to such director, meaning that the number of votes cast “FOR” a director must exceed the number of votes cast “AGAINST” that director. You may vote “FOR” or “AGAINST” or “ABSTAIN” when voting for each of the directors. Your broker may not vote your shares on this proposal unless you give voting instructions. Abstentions and broker non-votes have no effect on the vote.
Proposals 2, 3 and 4 require the affirmative vote of a majority of the shares present in person or by proxy at the 2025 Annual Meeting and entitled to vote on the subject matter. You may vote “FOR” or “AGAINST” or “ABSTAIN” when voting for each of these proposals.
Abstentions will have the same effect as votes cast “AGAINST” each such proposal and broker non-votes, if any, have no effect on the vote.
11. WHAT HAPPENS IF I HOLD SHARES IN STREET NAME AND DO NOT SUBMIT VOTING INSTRUCTIONS? WHAT IS A
BROKER NON-VOTE?
If your shares are held in street name, under NYSE rules, brokers are not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions. Therefore, unless you provide specific voting instructions, your shares may not be represented or voted at the meeting.
A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or nominee does not have discretionary voting power for that particular item (or has discretionary voting power but chooses not to exercise it) and has not received instructions from the beneficial owner. Under the NYSE rules that govern brokers who are voting with respect to shares held in street name, if brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals and may elect not to vote on any of the proposals unless you provide voting instructions.

82

Questions and Answers About the Annual Meeting and Voting
12. IS THE EFFECTIVENESS OF ANY OF THE PROPOSALS CONDITIONED ON THE APPROVAL OF ANOTHER PROPOSAL?
None of the proposals recommended by the Board to be adopted are conditioned on the approval of another proposal.
13. HOW CAN I ASK QUESTIONS DURING THE 2025 ANNUAL MEETING?
As part of the 2025 Annual Meeting, we will hold a live question and answer session, during which we intend, time permitting, to answer all written questions pertinent to Occidental and meeting matters that are submitted before or during the meeting in accordance with the 2025
Annual Meeting’s Rules of Conduct, which will be posted on the 2025 Annual Meeting website. Questions may be submitted the day of or during the 2025 Annual Meeting through www.virtualshareholdermeeting.com/OXY2025. Answers to questions that are not addressed during the meeting are expected to be published on our Investor Relations website shortly after the meeting. Questions and answers may be grouped by topic and substantially similar questions will be grouped and answered once. We reserve the right to edit or reject questions we deem inappropriate.
14. WHO SHOULD I CONTACT IF I HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING MY SHARES, OR IF I NEED ADDITIONAL
COPIES OF THE PROXY MATERIALS?
If you have any questions, please contact Alliance Advisors, Occidental’s proxy solicitor, toll-free at 833-218-3875 or by email at
oxy@allianceadvisors.com.

2025 Proxy Statement
83

General Information
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Occidental Petroleum
Corporation, a Delaware corporation, for use at the Annual Meeting of Shareholders on May 2, 2025, and at any adjournment or postponement of the meeting.
Information Available Online
Occidental’s Corporate Governance Policies and other governance policies, its Code of Business Conduct and the charters of the Board’s committees are available at www.oxy.com/investors/governance, or by writing to the Corporate Secretary’s office, Occidental Petroleum
Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046.
Important Notice Regarding the Availability of Proxy
Materials for the Shareholder Meeting to Be Held on
May 2, 2025
This proxy statement and Occidental’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available without charge on Occidental’s website or by writing to the Corporate Secretary’s office at the address above. The Annual Report contains the consolidated financial statements of Occidental and its subsidiaries and the reports of KPMG LLP, Occidental’s independent auditor.
Householding of Proxy Materials
The SEC permits Occidental, with your permission, to send a single set of proxy materials to any household at which two or more shareholders reside if Occidental believes they are members of the same family. This rule is called “householding” and its purpose is to help reduce printing and mailing costs of proxy materials. To date, the company has not instituted this procedure, but may do so in the future.
A number of brokerage firms have instituted householding. If you and members of your household have multiple accounts holding shares of Occidental’s common stock, you may have received a householding notification from your broker. Please contact your broker directly if you have questions or wish to revoke your decision to household. These options are available to you at any time. If you receive a single set of proxy materials as a result of householding by your broker and you would like to receive separate copies of the Notice of Internet
Availability, the Notice of Annual Meeting of Shareholders, Proxy Statement or Annual Report, you may submit a request to our Corporate
Secretary at the address above, or by calling the Corporate Secretary’s office at 713-552-8654.
Voting Instructions and Information
Voting Rights
A Notice of Internet Availability or proxy card is being mailed beginning on March 20, 2025 to each shareholder of record as of the close of business on March 10, 2025, which is the record date for the determination of shareholders entitled to receive notice of, attend and vote at the 2025 Annual Meeting. As of the record date, Occidental had 939,782,558 shares of common stock outstanding. A majority of the outstanding shares of common stock must be represented at the 2025 Annual Meeting, in person or by proxy, to constitute a quorum and to transact business. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. You will have one vote for each share of Occidental’s common stock you own. You may vote online during the 2025 Annual Meeting or by proxy.
Proxies may be submitted by telephone or by Internet at www.proxyvote.com as explained on the Notice of Internet Availability and, if you received a proxy card or voting information form, by marking, signing and returning the card in the envelope provided. Voting via the
Internet is a valid proxy voting method under the laws of the state of Delaware, Occidental’s state of incorporation. You may not cumulate your votes.
Pursuant to Occidental’s By-laws, a complete list of registered shareholders entitled to vote at the 2025 Annual Meeting will be open to the examination of any shareholder during normal business hours for 10 days prior to the 2025 Annual Meeting at Occidental’s headquarters.
Director Election Requirements
Pursuant to Occidental’s By-laws, in an uncontested election, directors are elected by the majority of votes cast with respect to such director, meaning that the number of votes cast “FOR” a director must exceed the number of votes cast “AGAINST” that director. Your broker may not vote your shares on this proposal unless you give voting instructions. Abstentions and broker non-votes, if any, have no effect on the vote. Any director who receives a greater number of votes “AGAINST” his or her election than votes “FOR” in an uncontested election is expected to promptly tender his or her resignation following certification of the shareholder vote by the Inspector of Elections.

84

General Information
Voting of Proxies
The Board of Directors has designated Mses. Hollub and Clark, and each of them, with the full power of substitution, to vote shares represented by all properly executed proxies. The shares will be voted in accordance with the instructions specified on the proxy card. If no instructions are specified on the proxy card or if you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, the shares will be voted:
►“FOR” all director nominees (see page 13);
►“FOR” the advisory vote to approve named executive officer compensation (see page 34);
►“FOR” the ratification of the selection of KPMG as Occidental’s independent auditor (see page 68); and
►“FOR” the approval of Occidental’s Amended and Restated 2015 Long-Term Incentive Plan (see page 70).
We are not aware of any matters to be presented at the 2025 Annual Meeting other than those described above. If any matters not described in this proxy statement are properly presented at the meeting, the proxies will use their own judgment to determine how to vote your shares. If the meeting is adjourned or postponed, the proxies can vote your shares at the adjournment or postponement as well.
Broker Votes
If your shares are held in street name, under NYSE rules, your broker is not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions. Therefore, unless you provide specific voting instructions, your shares may not be represented or voted at the meeting.
Confidential Voting Policy
All proxies, ballots and other voting materials are kept confidential, unless disclosure is required by applicable law or expressly requested by you, you include written comments on your proxy card or voting instruction form, or the proxy solicitation is contested. Occidental’s confidential voting policy is posted on Occidental’s website at www.oxy.com/investors/governance and also may be obtained by writing to the Corporate Secretary’s office, 5 Greenway Plaza, Suite 110, Houston, Texas 77046.
Voting Results
The voting results will be included in a Current Report on Form 8-K filed with the SEC and available through the SEC’s website or
Occidental’s website at www.oxy.com, within four business days following the 2025 Annual Meeting, and may also be obtained by writing to the Corporate Secretary’s office at the address above.
Solicitation Expenses
The expense of this solicitation will be paid by Occidental. Alliance Advisors has been retained to solicit proxies and to assist in the distribution of proxy materials for a fee estimated at $27,000 plus reimbursement of out-of-pocket expenses. Occidental also will reimburse banks, brokers, nominees and related fiduciaries for the expense of forwarding soliciting material to beneficial owners of its common stock.
In addition, Occidental’s officers, directors and employees may solicit proxies but will receive no additional or special compensation for such work.
Shareholder Proposals for the 2026 Annual Meeting
Shareholders interested in submitting a proposal for inclusion in the proxy statement and proxy card relating to the 2026 Annual Meeting of
Shareholders may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, shareholder proposals must be addressed to Occidental’s Corporate Secretary at Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110,
Houston, Texas 77046, and be received no later than the close of business (5:00 p.m. Central Time) on November 20, 2025.
Under Occidental’s By-laws, shareholders must follow certain procedures to introduce an item of business at an annual meeting that is not included in the proxy materials. These procedures require that any such item of business proposed for the 2026 Annual Meeting must be submitted in writing to the Corporate Secretary at Occidental Petroleum Corporation, 5 Greenway Plaza, Suite 110, Houston, Texas 77046.
Notice of the proposed item of business must be received no earlier than January 2, 2026 and no later than the close of business (5:00
p.m. Central Time) on February 1, 2026, and must include the information required by Occidental’s By-laws. However, if the 2026 Annual
Meeting is more than 30 days before or after the anniversary of the date of the 2025 Annual Meeting, the notice must be received no later than the close of business on the tenth day following the day on which notice of the date of the 2026 Annual Meeting was mailed or public disclosure of the meeting date was first made, whichever occurs first. A copy of the By-laws may be obtained by writing to the Corporate
Secretary at the address listed above. The shareholder submitting the proposal or a qualified representative of the shareholder must present the proposal at the meeting. The chairman of the meeting may refuse to allow the transaction of any item of business not presented in compliance with Occidental’s By-laws. In addition, the individuals named as proxies may have discretionary voting authority to vote against any such item of business.

2025 Proxy Statement
85

General Information
Director Nominations for the 2026 Annual Meeting
Nominating Policy
It is the policy of the Governance Committee to consider nominees to the Board of Directors recommended by shareholders. Pursuant to the Nominating Policy, which is available at www.oxy.com/investors/governance/governance-policies/nominations-for-directors/, shareholder recommendations must be received by the Corporate Secretary of Occidental no earlier than January 2, 2026 and no later than February 1, 2026 to be considered by the Governance Committee. Each recommendation must include the following information:
1.As to each person whom the shareholder proposes for election or re-election as a director:
►The name, age, business address and residence address of the person;
►The principal occupation or employment of the person;
►The class or series and number of shares of capital stock of Occidental which are owned beneficially or of record by the person; and
►Any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the rules and regulations of the SEC.
2.As to the shareholder making the recommendation and the beneficial owner, if any, on whose behalf the recommendation is made:
►The name and address of record of such shareholder; and
►The class or series and number of shares of common stock of Occidental which are beneficially owned by the shareholder.
The shareholder’s recommendation must include the recommended person’s written consent to being named as a nominee and to serving as a director if elected.
In prior years, the Governance Committee has identified director candidates through the use of independent search firms, third-party recommendations, and the recommendations of directors. The Governance Committee anticipates that, if a vacancy on the Board were to occur, it would use these sources as well as shareholder recommendations to identify candidates.
In deciding if a candidate recommended by a shareholder or identified by another source is qualified to be a nominee, it is the Governance
Committee’s policy to consider:
►Whether the candidate is independent as defined in Occidental’s Corporate Governance Policies and as applied with respect to
Occidental and the shareholder recommending the nominee, if applicable;
►Whether the candidate has the business experience, character, judgment, acumen and time to commit in order to make an ongoing positive contribution to the Board;
►Whether the candidate would contribute to the Board achieving a diverse and broadly inclusive membership; and
►Whether the candidate has the specialized knowledge or expertise, such as financial or audit experience, necessary to satisfy membership requirements for committees where specialized knowledge or expertise may be desirable.
If there is a vacancy and the Governance Committee believes that a recommended candidate has strong potential for Board service, the
Governance Committee will arrange an interview with the candidate. Pursuant to its charter, the Governance Committee will not recommend any candidate to the Board who has not been interviewed by the Governance Committee.
In accordance with its charter, the Governance Committee annually reviews its performance and reports its findings to the Board.
The Governance Committee also assists the Board in performing its self-evaluation, which includes an assessment of whether the Board has the necessary diversity of skills, backgrounds and experiences to meet Occidental’s ongoing needs.
Advance Notice Procedure to Nominate Candidates
Under Occidental’s By-laws, shareholders may nominate a person for election to the Board at an annual meeting by complying with the advance notice procedures in the By-laws and attending the annual meeting to make the necessary motion. For the 2026 Annual Meeting of Shareholders, the notice must be received no earlier than January 2, 2026 and no later than the close of business (5:00 p.m. Central
Time) on February 1, 2026 and include the information required by Article III, Section 2 of the By-laws. However, if the 2026 Annual
Meeting is more than 30 days before or after the anniversary of the date of the 2025 Annual Meeting, the notice must be received by no later than the close of business on the tenth day following the day on which notice of the date of the 2026 Annual Meeting was mailed or such public disclosure was first made, whichever occurs first. In addition to satisfying the deadlines in the advance notice provisions of our
By-laws, a shareholder who intends to solicit proxies pursuant to Rule 14a-19 under the Exchange Act in support of nominees submitted under these advance notice provisions for the 2026 Annual Meeting must notify our Corporate Secretary in writing no later than
March 3, 2026.
Proxy Access Procedure to Nominate Candidates
In 2015, with input from shareholders, the Board amended Occidental’s By-laws to permit a group of up to 20 shareholders, owning 3% or more of Occidental’s outstanding common stock continuously for at least three years, to nominate and include in Occidental’s proxy materials directors constituting up to 20% of the Board, but not less than two directors, provided that the shareholder(s) and the nominee(s)
meet the requirements in Article III, Section 15 of the By-laws. To be included in the 2026 proxy materials, director nominations pursuant to
Article III, Section 15 must be received no earlier than October 21, 2025 and no later than the close of business (5:00 p.m. Central Time)
on November 20, 2025.

86

General Information
Forward-Looking Statements
This proxy statement contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities
Litigation Reform Act of 1995, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts.
Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties, many of which involve factors or circumstances that are beyond Occidental’s control. Actual results may differ from anticipated results, sometimes materially, and reported or expected results should not be considered an indication of future performance.
Factors that could cause actual results to differ and that may affect Occidental’s results of operations and financial position appear in Part I,
Item 1A “Risk Factors” of Occidental’s Annual Report and in Occidental’s other filings with the SEC.
Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date of this communication and, unless legally required, Occidental does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.
In addition, statements regarding Occidental’s sustainability efforts are aspirational, are not guarantees or promises that related goals or targets may be met, and may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve and definitions, assumptions, data sources and estimates or measurements that are subject to change in the future, including through rulemaking or guidance. In particular, there are multiple proposed or recently adopted changes to various GHG reporting regulations and protocols, including from the U.S. Environmental Protection Agency, the SEC, the GHG Protocol and certain countries and states, as well as for additional controls, fees or taxes on emissions. Given the potential significance of these changes for estimation and reporting, Occidental may update or modify our reported emissions and our current suite of GHG goals and targets to reflect new regulations and protocols, although we expect to retain our overarching net-zero goals and to continue to implement emissions reduction plans that we believe will complement our investments in DAC, CCUS and other low-carbon technologies and infrastructure.
Website references and references to other Occidental publications throughout this proxy statement are provided for convenience only, and the content on the referenced websites and in the referenced publications is not incorporated by reference into this proxy statement.

2025 Proxy Statement
87

ANNEX A
Reconciliations to GAAP
This proxy statement refers to cash return on capital employed (CROCE), free cash flow before working capital and reserves replacement ratios (all-in and organic), which are supplemental measures not calculated in accordance with generally accepted accounting principles in the United States (GAAP).
CROCE is defined by Occidental as cash flows from operating activities before changes in working capital plus any distributions from
Western Midstream Partners, LP which are included in cash flows from investing activities divided by average total debt plus total equity
(average of the beginning and ending totals for the current period). Management believes that CROCE is useful to investors when comparing our profitability and the efficiency with which management has employed capital over time relative to other companies. CROCE is not considered to be an alternative to net income reported in accordance with GAAP.

CASH RETURN ON CAPITAL EMPLOYED (CROCE) (NON-GAAP)

$ in millions		2024	2023
Cash flow from operating activities (GAAP)		$11,739
Plus: Changes in operating assets and liabilities and other operating, net		$(22)
Plus: Operating cash flow from discontinued operations		(300)

Adjusted cash flow from operating activities (Non-GAAP)	A	$11,417
Debt, net at December 31, 2024		$26,116
Total equity at December 31, 2024		34,480

Total debt and equity at December 31, 2024		$60,596
Debt, net at December 31, 2023			$19,738
Total equity at December 31, 2023			30,349

Total debt and equity at December 31, 2023			$50,087
Average capital employed (Non-GAAP)	B	$55,342
CROCE (Non-GAAP)	A/B	20.6%
Operating cash flow before working capital from continuing operations, capital expenditures, net of noncontrolling interest and free cash flow before working capital are non-GAAP measures. Occidental defines operating cash flow before working capital from continuing operations as operating cash flow less working capital; capital expenditures, net of noncontrolling interest as capital expenditures less contributions from noncontrolling interest; and free cash flow before working capital as operating cash flow before working capital from continuing operations less capital expenditures, net of contributions from noncontrolling interest. These non-GAAP measures are not meant to disassociate those items from management’s performance, but rather are meant to provide useful information to investors interested in comparing Occidental’s performance between periods. Reported operating cash flow and capital expenditures are considered representative of management’s performance over the long term, and operating cash flow before working capital from continuing operations, capital expenditures, net of noncontrolling interest and free cash flow before working capital are not considered to be alternatives to reported operating cash flow and capital expenditures in accordance with GAAP.

FREE CASH FLOW BEFORE WORKING CAPITAL (NON-GAAP)

$ in millions	2024
Operating cash flow (GAAP)	$11,739
Plus: Working capital and other, net	(22)

Operating cash flow before working capital (Non-GAAP)	11,717

Capital expenditures (GAAP)	(7,018)
Less: Contributions from noncontrolling interest	200

Capital expenditures, net of noncontrolling interest (Non-GAAP)	(6,818)

Free cash flow before working capital (Non-GAAP)	$4,899

88

Annex A
Reserves Replacement - All-In is calculated by dividing the sum of proved reserves revisions, improved recovery, extensions and discoveries and purchases and sales of minerals in place for the year by current year production. Reserves Replacement - Organic excludes from Reserves Replacement - All-In purchases and sales of minerals in place for the year.

RESERVES REPLACEMENT		2024
Changes in Occidental's Proved Reserves (MMBOE):
Infill		112
Price	(A)	(29)
Other		87
Revisions		170
Improved recovery		47
Extensions and Discoveries		326
Total Organic Reserve Additions	(B)	543
Purchases		623
Sales	(C)	(50)
Total Reserve Additions	(D)	1,116
Total Organic Reserve Additions, Excluding Price Revisions	(E)=(B)-(A)	572
Costs Incurred ($MM)
Property Acquisition Costs	(F)	$12,149
Exploration Costs		724
Development Costs		5,084
Total Organic Costs	(G)	5,808
Total Costs Incurred	(H)=(F)+(G)	$17,957
Production	(I)	486
Reserves Replacement (%)
Organic	(B)/(I)	112%
All-In	(D)/(I)	230%

2025 Proxy Statement
89

ANNEX B
AMENDED AND RESTATED OCCIDENTAL PETROLEUM CORPORATION
2015 LONG-TERM INCENTIVE PLAN
(As Amended and Restated Effective as of May 2, 2025)
1.Purpose. The purpose of the Occidental Petroleum Corporation 2015 Long Term Incentive Plan, as amended and restated from time to time (the “Plan”), is to provide a means through which Occidental Petroleum Corporation, a Delaware corporation (the “Company”), and its Subsidiaries may attract and retain employees, directors and consultants and to provide a means whereby those persons upon whom the responsibilities of the successful administration and management of the Company and its Subsidiaries rest, and whose present and potential contributions to the welfare of the Company and its Subsidiaries are of importance, can acquire and maintain stock ownership, or awards the value of which is tied to the performance of the Company, thereby strengthening their concern for the welfare of the Company and its Subsidiaries. A further purpose of the Plan is to provide such employees, directors and consultants with additional incentive and reward opportunities designed to enhance the profitable growth of the Company and its Subsidiaries.
Accordingly, the Plan provides for the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights,
Restricted Stock, Restricted Stock Units, Bonus Stock, Dividend Equivalents, Other Stock-Based Awards, Cash Awards, Conversion
Awards, Performance Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular individual as provided herein.
2.Definitions. Capitalized terms used but not otherwise defined in the Plan shall be defined as set forth below:
(a)“Affiliate” means any corporation, partnership, limited liability company, limited liability partnership, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, the Company. For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (i) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (ii) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.
(b)“Award” means any Option, SAR, Restricted Stock, Restricted Stock Unit, Bonus Stock, Dividend Equivalent, Other Stock-Based
Award, Cash Award, Conversion Award or Performance Award, or any combination of the foregoing, together with any other right or interest granted under the Plan.
(c)“Award Agreement” means any written instrument that establishes the terms, conditions, restrictions and/or limitations applicable to an Award in addition to those established by the Plan and by the Committee’s exercise of its administrative powers.
(d)“Board” means the Board of Directors of the Company.
(e)“Bonus Stock” means unrestricted shares of Stock granted under Section 6(f) hereof.
(f)“Cash Award” means an Award denominated in cash granted under Section 6(i) hereof.
(g)“Cause” means, unless a different meaning is set forth in a written employment agreement between the Company or one of its
Subsidiaries and the Participant or in the applicable Award Agreement, a determination by the Board that the Participant (i) has engaged in gross negligence, gross incompetence, or misconduct in the performance of the Participant’s duties with respect to the Company or one of its Subsidiaries, (ii) has failed without proper legal reason to perform the Participant’s duties and responsibilities to the Company or one of its Subsidiaries, (iii) has breached any material provision of any written agreement between the Company or one of its Subsidiaries and the Participant or any corporate policy or code of conduct established by the
Company or one of its Subsidiaries, (iv) has engaged in conduct that is, or could reasonably expected to be, materially injurious to the Company or one of its Subsidiaries, (v) has committed an act of theft, fraud, embezzlement, misappropriation, or breach of a fiduciary duty to the Company or one of its Subsidiaries, or (vi) has been convicted of, pleaded no contest to, or received adjudicated probation or deferred adjudication in connection with a crime involving fraud, dishonesty, or moral turpitude or any felony (or a crime of similar import in a foreign jurisdiction); provided, however, that upon the occurrence of one or more conditions specified in (i) through (iv) above, the Board shall provide notice to the Participant of the existence of such condition(s)
and the Participant shall have 30 days following receipt of such notice to correct such condition(s), the determination of whether such condition(s) has been corrected shall be made by the Board in its sole discretion, exercised in good faith, and any failure by the Participant to correct such condition(s) shall result in the Participant’s termination of employment for Cause upon expiration of such 30 day corrective period.
(h)“Change in Control” means the occurrence of any of the following events:
(i)The dissolution or liquidation of the Company, other than in the context of a transaction that does not constitute a Change in
Control under clause (ii) below;
(ii)Consummation of a merger, consolidation, or other reorganization of the Company (or any Subsidiary or Affiliate that was established or employed for purposes of effecting such merger, consolidation or other reorganization) with or into, or the sale of all or substantially all of the Company’s business and/or assets as an entirety to, one or more entities that are not
Subsidiaries or other Affiliates of the Company (a “Business Combination”), unless (A) as a result of the Business
Combination, more than 50 percent of the outstanding voting power of the outstanding voting securities of the ultimate parent (the “Ultimate Parent”) of the surviving or resulting entity of the Company immediately after the Business
Combination (the “Surviving Entity”) (or, if no Ultimate Parent exists, then the Surviving Entity) is, or will be, owned, directly or indirectly, by the Persons who were holders of the Company’s voting securities immediately before the Business
Combination; (B) no Person, excluding the Ultimate Parent or an Excluded Person, beneficially owns (within the meaning of
Rule 13d-3 under the Exchange Act), directly or indirectly, 30 percent or more of the outstanding voting power of the outstanding voting securities of the Ultimate Parent (or, if no Ultimate Parent exists, then the Surviving Entity), after giving

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effect to the Business Combination, except to the extent that such ownership existed prior to the Business Combination; and
(C) at least 50 percent of the members of the board of directors or other governing body of the Ultimate Parent (or, if no
Ultimate Parent exists, then the Surviving Entity) were members of the Board at the time of the execution of the initial agreement or of the action of the Board approving the Business Combination;
(iii)Any Person (excluding any Excluded Person) is or becomes the beneficial owner (as defined in Rule 13d-3 under the
Exchange Act), directly or indirectly, of securities of the Company representing 30 percent or more of the outstanding voting power of the Company’s then outstanding voting securities, other than as a result of (A) an acquisition directly from the
Company; (B) an acquisition by the Company; or (C) an excluded Business Combination described in clauses (A) through
(C) of subsection (ii) above; or
(iv)The following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board:
(A) individuals who constitute the Board on February 12, 2025 (which is the date this amendment and restatement of the
Plan was approved by the Board) and (B) any new director (other than a director whose initial assumption of office occurs as a result of (x) an actual or threatened election contest, including a consent solicitation, with respect to the election or removal of Board members or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the
Board or (y) an agreement with any Person or Persons (whether or not acting in concert) to avoid or settle any contest or solicitation described in clause (x)) whose appointment or election by the Board, or nomination for election by the Company’s stockholders, was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on February 12, 2025 or whose appointment, election or nomination for election was previously so approved or recommended.
Notwithstanding the definition above, with respect to any Award that provides for a deferral of compensation under the
Nonqualified Deferred Compensation Rules, a “Change in Control” for purposes of triggering the settlement or other payment or distribution of such Award shall not occur unless a “change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation,” as defined in Treasury Regulation § 1.409A-3(i)(5), has also occurred (it being understood that vesting of the Award may accelerate upon a Change in Control, even if the settlement or other payment or distribution of the Award may not accelerate pursuant to this sentence).
(i)“Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.
(j)“Committee” means the Executive Compensation Committee of the Board (or its successor) or another committee designated by the Board, which, in any case, unless otherwise determined by the Board, shall consist solely of two or more directors, each of whom shall be a “non-employee director” within the meaning of Rule 16b-3(b)(3).
(k)“Conversion Award” means an Award granted under Section 6(j) hereof in substitution for a similar award as a result of certain business transactions.
(l)“Dividend Equivalent” means a right, granted under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.
(m)“Eligible Person” means all officers and employees of the Company or of any of its Subsidiaries, and other persons who provide services to the Company or any of its Subsidiaries, including directors and consultants; provided that any such individual must be an “employee” within the meaning of General Instruction A.1(a) to Form S-8 of the Company or a parent or Subsidiary of the
Company. An employee on leave of absence may be considered as still in the employ of the Company or any of its Subsidiaries for purposes of eligibility for participation in the Plan.
(n)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.
(o)“Excluded Person” means (i) any employee benefit plan of the Company, (ii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries or (iii) any person described in and satisfying the conditions of Rule 13d-1(b)(1) of the Exchange Act.
(p)“Fair Market Value” means, as of any specified date, (i) if the Stock is listed on a national securities exchange, the closing sales price of the Stock, as reported on the stock exchange composite tape on that date (or if no sales occur on that date, on the last preceding date on which such sales of the Stock are so reported); (ii) if the Stock is not traded on a national securities exchange but is traded over the counter at the time a determination of its fair market value is required to be made under the Plan, the average between the reported high and low bid and asked prices of Stock on the most recent date on which Stock was publicly traded; or (iii) in the event Stock is not publicly traded at the time a determination of its value is required to be made under the
Plan, the amount determined by the Committee in its discretion in such manner as it deems appropriate, taking into account all factors the Committee deems appropriate including the Nonqualified Deferred Compensation Rules.
(q)“Good Reason” means, unless a different meaning is set forth in a severance plan sponsored by the Company under which the
Participant is eligible for benefits, in a written employment agreement between the Company or one of its Subsidiaries and the
Participant or in the applicable Award Agreement, the occurrence of any of the following conditions without the Participant’s consent: (i) a material diminution in the Participant’s annual base salary or wage rate; (ii) a material diminution in the Participant’s target annual bonus; (iii) a material diminution in the Participant’s title; or (iv) a material change in the geographic location at which the Participant must perform services; provided, however, that a termination of employment for Good Reason shall not be effective unless the Participant provides notice to the Company or one of its Subsidiaries, as applicable, of the existence of one or more of the foregoing conditions within 80 days of the initial existence of the condition(s), such condition(s) remains uncorrected for 30 days after receipt of such notice by the Company or one of its Subsidiaries, as applicable, and the date of the
Participant’s termination of employment occurs within 120 days after the initial existence of such condition(s).

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(r)“Incentive Stock Option” or “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of section 422 of the Code or any successor provision thereto.
(s)“Named Executive Officer” means an individual who was listed as a named executive officer in the Company’s most recent proxy statement prior to the date of grant of the relevant Award.
(t)“Nonqualified Deferred Compensation Rules” means the limitations or requirements of section 409A of the Code, as amended from time to time, including the guidance and regulations promulgated thereunder and successor provisions, guidance and regulations thereto.
(u)“Nonstatutory Stock Option” means any Option that is not intended to be an “incentive stock option” within the meaning of section 422 of the Code.
(v)“Option” means a right, granted under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.
(w)“Other Stock-Based Awards” means Awards granted under Section 6(h) hereof.
(x)“Participant” means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.
(y)“Performance Award” means an Award granted under Section 6(k) hereof, the grant, vesting, exercisability or settlement of which (or the timing or amount thereof) depends upon achievement of one or more Performance Goals specified by the Committee.
(z)“Performance Goal” means a performance goal specified by the Committee that is based on one or more business criteria for the Company (whether on a consolidated basis, or for specified Subsidiaries or business or geographical units of the Company, or a combination thereof), which may vary for different Awards and need not be the same for each Participant receiving a
Performance Award.
(aa) “Person” means any person, entity or “group” within the meaning of section 13(d)(3) or section 14(d)(2) of the Exchange Act.
(bb) “Restricted Stock” means Stock granted under Section 6(d) hereof, subject to certain restrictions and a risk of forfeiture.
(cc) “Restricted Stock Unit” means a right, granted under Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified period (which may or may not be coterminous with the vesting schedule of the Award).
(dd) “Retention Award” means a Performance Award that is granted for purposes of retention and that is only payable at either 0% or
100% of the specified target amount, depending upon achievement of the applicable Performance Goal(s).
(ee) “Rule 16b-3” means Rule 16b-3, promulgated by the Securities and Exchange Commission under section 16 of the Exchange
Act, as from time to time in effect and applicable to the Plan and Participants.
(ff)  “Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.
(gg) “Stock” means the Company’s common stock, par value $0.20 per share, and such other securities as may be substituted (or resubstituted) for Stock pursuant to Section 8 hereof.
(hh) “Stock Appreciation Right” or “SAR” means a right granted under Section 6(c) hereof.
(ii)  “Subsidiary” means, with respect to the Company, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by the Company.
3.Administration.
(a)Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer the Plan, in which case references herein to the “Committee” shall be deemed to include references to the “Board”. Subject to the express provisions of the Plan, Rule 16b-3 and other applicable laws, the Committee shall have the authority, in its sole and absolute discretion, to:
(i)determine the Eligible Persons to whom, and the time or times at which, Awards will be granted, including the date of grant of an Award, which may be a designated date after but not before the date of the Committee’s action;
(ii)grant Awards and determine the type or types of Awards to be granted to an Eligible Person and the amount of cash and/or the number of shares of Stock that shall be the subject of each Award;
(iii)determine the terms and conditions of any Award (which need not be identical), including to establish and verify the extent of satisfaction of any Performance Goals or other conditions applicable to an Award; consistent with the terms of the Plan;
(iv)modify, waive or adjust any term or condition of an Award;
(v)interpret and administer the Plan and any Award Agreement or other instrument relating to an Award made under the Plan;
(vi)establish, amend, suspend, or waive such rules and regulations as it shall deem appropriate for the proper administration of the Plan;
(vii)adopt such supplements to the Plan and sub-plans as may be necessary to comply with the applicable laws of foreign jurisdictions pursuant to Section 3(f); and

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(viii)make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
Subject to Rule 16b-3, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability.
(b)Manner of Exercise of Committee Authority. A majority of the members of the Committee shall constitute a quorum, and the vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, stockholders, Participants or other persons claiming rights from or through a Participant.
The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee.
(c)Delegation. Subject to Section 3(e) hereof and applicable law, the Board may delegate different levels of authority to different committees with administrative and grant authority under the Plan, provided that each designated committee granting any Awards hereunder shall consist exclusively of a member or members of the Board. Upon any such delegation, all references in the Plan to the “Committee,” other than in Section 8 hereof, shall be deemed to include such designated committee. The Committee may
(i) delegate authority to grant Awards under the Plan to an employee, officer or director of the Company , to the extent that such delegation will not violate state corporate law or result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to
Participants subject to section 16 of the Exchange Act, and (ii) delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or a Subsidiary or to third parties.
(d)Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or any of its Subsidiaries, the Company’s
legal counsel, independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the
Committee and any officer or employee of the Company or any of its Subsidiaries acting at the direction or on behalf of the
Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.
(e)Awards to Non-employee Directors. Notwithstanding any provision in the Plan to the contrary and without being subject to management discretion, the Board, acting through the “non-employee directors” (within the meaning of Rule 16b-3(b)(3)) only, shall have the authority, in its sole and absolute discretion, to select non-employee directors to receive Awards (other than ISOs)
under the Plan; provided that in each calendar year, a non-employee director may not be granted Awards relating to more than
50,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 8 hereof.
The Board, acting through the non-employee directors only, shall set the terms of any such Awards in its sole and absolute discretion, including with respect to any provisions relating to vesting. For the avoidance of doubt, the decisions made by the
Board with respect to grants to non-employee directors shall be independent from decisions made by the Committee with respect to individuals other than non-employee directors.
(f)Participants in Non-U.S. Jurisdictions. Notwithstanding any provision of the Plan to the contrary, to comply with applicable laws in countries other than the United States in which the Company or any Affiliate operates or has employees, directors or other service providers from time to time, or to ensure that the Company complies with any applicable requirements of foreign securities exchanges, the Committee, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by the Plan; (ii) determine which Eligible Persons outside the United States are eligible to participate in the Plan;
(iii) modify the terms and conditions of any Award granted to Eligible Persons outside the United States to comply with applicable foreign laws or listing requirements of any foreign exchange; (iv) establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such sub-plans and/or modifications shall be attached to the Plan as appendices), provided, however, that no such sub-plans and/or modifications shall increase the share limitations contained in Section 4(a) hereof; and (v) take any action, before or after an Award is granted, that it deems advisable to comply with any applicable governmental regulatory exemptions or approval or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate any applicable law. For purposes of the Plan, all references to foreign laws, rules, regulations or taxes shall be references to the laws, rules, regulations and taxes of any applicable jurisdiction other than the United States or a political subdivision thereof.
4.Stock Subject to Plan.
(a)Overall Number of Shares Available for Delivery. Subject to the limitations set forth in the Plan, the total number of shares of
Stock reserved and available for issuance in connection with Awards under the Plan shall not exceed (i) 188,031,766 shares, which includes (A) 133,031,766 shares of Stock previously approved by the Company’s stockholders under the Plan prior to the
Restatement Effective Date and (B) 55,000,000 additional shares of Stock that shall become available for grant under the Plan upon the Company’s stockholder’s approval of this amendment and restatement. Any shares of Stock issued in connection with
Awards other than Options and SARs shall be counted against the limit described above as three (3) shares of Stock for every one (1) share issued in connection with such Award or by which the Award is valued by reference as three (3) shares. A maximum of 188,031,766 shares of Stock of the total authorized under this Section 4(a) may be granted as Incentive Stock
Options. Notwithstanding anything contrary in the Plan, no Participant may be granted, during any calendar year, an Award consisting of Options or SARs that are exercisable for more than 2,000,000 shares of Stock. The limitations of this Section 4(a)
shall be subject to the adjustment provisions of Section 8 hereof. For the avoidance of doubt, any shares of Stock issued under the Plan prior to the Restatement Effective Date (or issued thereafter pursuant to Awards granted under the Plan prior thereto)
shall count against the limits described above.

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(b)Application of Limitation to Grants of Awards. Subject to Section 4(c) hereof, no Award may be granted if the number of shares of
Stock to be delivered in connection with such Award exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or
Conversion Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.
(c)Availability of Shares Not Issued under Awards. Shares of Stock subject to an Award under the Plan that expires or is canceled, forfeited, settled in cash or otherwise terminated, including shares forfeited with respect to Restricted Stock, will again be available for Awards under the Plan; provided that, if any such shares cannot again be available for Awards to a particular
Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation; provided, further, that in no event shall such shares increase the number of shares of Stock that may be delivered pursuant to Incentive Stock Options under the Plan if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under section 422 of the Code. Notwithstanding the foregoing, (i) shares tendered or withheld in payment of any exercise or purchase price of an Award or taxes relating to an Award, (ii) shares that were subject to an Option or SAR that was exercised (regardless of the number of shares that were actually delivered upon exercise or settlement), or (iii) shares repurchased on the open market with the proceeds of an Option’s Exercise Price, will not, in each case, be available for future Awards under the Plan. If an Award may be settled only in cash, such Award need not be counted against any of the share limits under this Section 4.
(d)Certain Transactions. In the event that a company acquired by the Company or any Subsidiary, or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan
(as adjusted, to the extent appropriate, using the exchange ratio, or other adjustment, or valuation ratio, or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may, in the sole discretion of the Board, be used for Awards under the Plan and shall not reduce the shares of Stock reserved and available for issuance under the Plan; provided, that, Awards using such available shares (i) shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, (ii) shall only be made to individuals who were not employees or service providers of the Company or its Affiliates at the time of such acquisition or combination, and (iii) shall comply with the requirements of any national securities exchange on which the Stock is listed.
(e)Stock Offered. The shares to be delivered under the Plan shall be made available from (i) authorized but unissued shares of
Stock, (ii) Stock held in the treasury of the Company, or (iii) previously issued shares of Stock reacquired by the Company, including shares purchased on the open market.
5.Eligibility; Per Person Award Limitations. Awards may be granted under the Plan only to persons who are Eligible Persons at the time of grant. In each calendar year, during any part of which the Plan is in effect, a Named Executive Officer may not be granted (a)
Awards (other than Awards designated to be paid only in cash or the settlement of which is not based on a number of shares of Stock)
relating to more than 1,000,000 shares of Stock, subject to adjustment in a manner consistent with any adjustment made pursuant to
Section 8 hereof, and (b) Awards designated to be paid only in cash, or the settlement of which is not based on a number of shares of
Stock, having a value determined on the date of grant in excess of $15,000,000. For the avoidance of doubt, the share counting rule set forth in the second sentence of Section 4(a) hereof shall not apply to the limitations in this Section 5.
6.Specific Terms of Awards.
(a)General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(a) hereof), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. No dividends or Dividend
Equivalents shall be payable in respect of any Option.
(b)Options.  The Committee is authorized to grant Options, which may be designated as either ISOs or Nonstatutory Stock Options, to Eligible Persons on the following terms and conditions:
(i)Exercise Price. Each Award Agreement evidencing an Option shall state the exercise price per share of Stock or other Award purchasable pursuant to the Option (the “Exercise Price”); provided, however, that except as provided in Section 6(j) or in
Sections 8(b) through 8(h) hereof, the Exercise Price per share of Stock subject to an Option shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the Option (or in the case of an ISO granted to an individual who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any Subsidiary, 110% of the Fair Market
Value per share of the Stock on the date of grant).
(ii)Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of Performance Goals pursuant to Section
6(k) hereof and/or future service requirements), the methods by which such Exercise Price may be paid or deemed to be paid, the form of such payment, including cash or cash equivalents, Stock (including previously owned shares or through a cashless or broker-assisted exercise or other reduction of the amount of shares otherwise issuable pursuant to the Option), other Awards or awards granted under other plans of the Company or any Subsidiary, other property, or any other legal consideration the Committee deems appropriate, and the methods by or forms in which Stock or other Awards will be delivered or deemed to be delivered to Participants, including the delivery of Restricted Stock subject to Section 6(d)
hereof. In the case of an exercise whereby the Exercise Price is paid with Stock, such Stock shall be valued as of the date
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(iii)ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of section 422 of the
Code. ISOs may only be granted to Eligible Persons who are employees of the Company or employees of a parent or
Subsidiary corporation of the Company. ISOs shall not be granted more than ten years after the earlier of the adoption of the
Plan or the approval of the Plan by the Company’s stockholders. Notwithstanding the foregoing, the Fair Market Value of shares of Stock subject to an ISO and the aggregate Fair Market Value of shares of stock of any “parent corporation” or
“subsidiary corporation” (within the meaning of sections 424(e) and (f) of the Code, respectively) subject to any other incentive stock option (within the meaning of section 422 of the Code) of the Company or a “parent corporation” or
“subsidiary corporation” (within the meaning of sections 424(e) and (f) of the Code, respectively) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the ISOs are granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.
(c)Stock Appreciation Rights. The Committee is authorized to grant SARs to Eligible Persons on the following terms and conditions:
(i)Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee. No dividends or Dividend Equivalents shall be payable in respect of any SAR.
(ii)Grant Price. Each Award Agreement evidencing a SAR shall state the grant price per share of Stock; provided, however, that except as provided in Section 6(j) or in Sections 8(b) through 8(h) hereof, the grant price per share of Stock subject to a SAR shall not be less than the greater of (A) the par value per share of the Stock or (B) 100% of the Fair Market Value per share of the Stock as of the date of grant of the SAR.
(iii)Time and Method of Exercise. Except as otherwise provided herein, the Committee shall determine, at the date of grant or thereafter, the number of shares of Stock to which the SAR relates, the time or times at which and the circumstances under which a SAR may be vested and/or exercised in whole or in part (including based on achievement of Performance Goals pursuant to Section 6(k) hereof and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock (if any) will be delivered or deemed to be delivered to Participants, and any other terms and conditions of any SAR. SARs may be either free-standing or in tandem with other Awards.
(iv)Rights Related to Options. A SAR granted pursuant to an Option shall entitle a Participant, upon exercise, to surrender that
Option or any portion thereof, to the extent unexercised, and to receive payment of an amount determined by multiplying (A)
the difference obtained by subtracting the Exercise Price with respect to a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the SAR, by (B) the number of shares as to which that
SAR has been exercised. The Option shall then cease to be exercisable to the extent surrendered. SARs granted in connection with an Option shall be subject to the terms and conditions of the Award Agreement governing the Option, which shall provide that the SAR is exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.
(d)Restricted Stock. The Committee is authorized to grant Restricted Stock to Eligible Persons on the following terms and conditions:
(i)Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of Performance Goals pursuant to Section 6(k) hereof and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. During the restricted period applicable to the Restricted Stock, the Restricted Stock may not be sold, transferred, pledged, hedged, hypothecated, margined or otherwise encumbered by the Participant.
(ii)Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require or permit a
Participant to elect that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock, applied to the purchase of additional Awards under the Plan or deferred without interest to the date of vesting of the associated Award of Restricted Stock; provided that, to the extent applicable, any such election is intended to comply with the Nonqualified Deferred Compensation Rules. Unless otherwise determined by the Committee and specified in the applicable Award Agreement, Stock distributed in connection with a Stock split or Stock dividend, and other property (other than cash) distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. Except in the case of a Retention Award, dividends with respect to any Performance Award shall be subject to the same Performance Goals as the Performance Award with respect to which the dividends accrue and shall not be paid until such Performance Award has vested and been earned.
(e)Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Eligible Persons, subject to the following terms and conditions:

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(i)Award and Restrictions. Restricted Stock Units shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of Performance Goals pursuant to Section 6(k) hereof and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine.
(ii)Settlement. Settlement of a vested Restricted Stock Unit shall occur upon expiration of the deferral period specified for such
Restricted Stock Unit by the Committee (or, if permitted by the Committee, as elected by the Participant). Restricted Stock
Units shall be satisfied by the delivery of cash or Stock, or a combination thereof, in the amount equal to the Fair Market
Value of the specified number of shares of Stock covered by the Restricted Stock Units, as determined by the Committee at the date of grant or thereafter.
(f)Bonus Stock. The Committee is authorized to grant an Award of Bonus Stock under the Plan to any Eligible Person as a bonus or additional compensation or in lieu of cash compensation the individual is otherwise entitled to receive, in such amounts and subject to such other terms as the Committee, in its discretion, determines to be appropriate.
(g)Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to an Eligible Person, entitling the Eligible
Person to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments, as determined by the Committee. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award (other than an Award of Options, SARs, Restricted Stock or Bonus
Stock). The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or at a later specified date or shall be deemed to have been reinvested in additional Stock, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Dividend Equivalents shall, absent a contrary provision in the applicable Award Agreement, be paid to a Participant without restriction at the same time as ordinary cash distributions are paid by the Company to its stockholders. Notwithstanding the foregoing, except in the case of a Retention
Award, Dividend Equivalents awarded in connection with any Performance Award shall be subject to the same Performance
Goals as the Performance Award with respect to which the dividends accrue and shall not be paid until such Performance Award has vested and been earned.
(h)Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Eligible Persons such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee (including the achievement of Performance Goals pursuant to Section 6(k) hereof), and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified Subsidiaries of the Company. The Committee shall determine the terms and conditions of such Other Stock-Based Awards. Stock delivered pursuant to an Other-Stock Based Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including cash, Stock, other Awards, or other property, as the Committee shall determine.
(i)Cash Awards.  The Committee is authorized to grant Cash Awards, on a free-standing basis or as an element of or supplement to any other Award under the Plan, to Eligible Persons in such amounts and subject to such other terms (including the achievement of Performance Goals pursuant to Section 6(k) hereof and/or future service requirements) as the Committee in its discretion determines to be appropriate.
(j)Conversion Awards. Awards may be granted under the Plan in substitution or exchange for similar awards held by individuals who become Eligible Persons as a result of a merger, consolidation or acquisition of another entity or the assets of another entity by or with the Company or an Affiliate of the Company. Such Conversion Awards that are Options or Stock Appreciation Rights may have an Exercise Price that is less than the Fair Market Value of a share of Stock on the date of the substitution if such substitution complies with the Nonqualified Deferred Compensation Rules and other applicable laws and exchange rules. For the avoidance of doubt, Conversion Awards shall not reduce the shares of Stock reserved and available for issuance in connection with Awards under the Plan under Section 4(a).
(k)Performance Awards. The Committee is authorized to designate any of the Awards granted under the foregoing provisions of this
Section 6 as Performance Awards. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any Performance Goals applicable to a Performance Award, and may exercise its discretion to reduce or increase the amounts payable under any Performance Award. Performance Goals may differ for Performance Awards granted to any one Participant or to different Participants. The performance period applicable to any Performance Award may range from one to seven years.
7.Certain Provisions Applicable to Awards.
(a)Stand-Alone, Additional, Tandem and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, or any of its Subsidiaries, or of any business entity to be acquired by the Company or any of its Subsidiaries, or any other right of an Eligible Person to receive payment from the Company. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award.
(b)No Repricing; No Reload Options. Notwithstanding any provision of the Plan to the contrary (other than in accordance with
Sections 8(b) through 8(h) hereof), without the approval of stockholders, (i) the terms of outstanding Awards may not be amended to reduce the Exercise Price or grant price of outstanding Options or SARs or to cancel outstanding Options and SARs in exchange for cash, other Awards or Options or SARs with an Exercise Price or grant price that is less than the Exercise Price or grant price of the original Options or SARs and (ii) the Committee may not take any other action that would be considered a

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“repricing” of an Option or SAR under generally accepted accounting principles. Reload Options may not be granted under the
Plan, such that Options shall not be granted under the Plan in consideration for, and shall not be conditioned upon the delivery of,
Stock to the Company in payment of the Exercise Price and/or tax withholding obligation under any other employee stock option.
(c)Limit on Transfer of Awards.
(i)Except as provided in Section 7(c)(iii) below, each Option and SAR shall be exercisable only by the Participant during the
Participant’s lifetime, or by the person to whom the Participant’s rights shall pass by will or the laws of descent and distribution.
(ii)Except as provided in Section 7(c)(iii) below or in the applicable Award Agreement, no Award and no right under any such
Award may be assigned, alienated, pledged, hedged, attached, sold or otherwise transferred or encumbered by a Participant and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate.
(iii)To the extent specifically provided by the Committee all or part of an Award may be transferred by a Participant without consideration to one or more “family members” (as such term is defined in Form S-8). In addition, to the extent provided in the Award Agreement, an Award may be transferred to a Participant’s designated beneficiaries (in accordance with procedures that may be established by the Company) or, if approved or ratified by the Committee, pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order. In the absence of a beneficiary designation, a Participant’s estate will be the deemed beneficiary. Notwithstanding the foregoing provisions of this Section 7(c), an ISO shall not be transferable other than by will or the laws of descent and distribution.
(d)Minimum Vesting Requirements. The minimum vesting or forfeiture restriction period for Awards (other than Performance Awards, which are subject to the performance period requirements described in Section 6(k) hereof, and Cash Awards) shall be three years, with such vesting or lapse of forfeiture restrictions occurring either on a pro rata basis, with any pro rata formula determined in the good faith discretion of the Committee (provided no tranche of any Award shall vest prior to one year from the date of grant of such Award, except as provided below in this Section 7(d)), or all at the end of such period, as determined by the
Committee and subject to the Committee’s authority pursuant to Section 7(j) and Section 8 hereof in the event of a Participant’s termination of employment or service or upon the occurrence of certain events. Notwithstanding the foregoing, a vesting or forfeiture restriction period of less than three years may be approved for Awards (other than Performance Awards and Cash
Awards) with respect to up to 10% of the shares of Stock authorized for issuance under Section 4(a) hereof.
(e)Term of Awards. Except as otherwise specified herein, the term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required with respect to an ISO under section 422 of the Code).
(f)Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any of its Subsidiaries upon the exercise or settlement of an Award may be made in such forms as the Committee shall determine in its sole discretion, including cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis (which may be required by the Committee or permitted at the election of the Participant on terms and conditions established by the Committee). Payments may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of
Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. The Plan shall not constitute an “employee benefit plan” for purposes of section 3(3) of the Employee Retirement Income Security Act of 1974,
as amended.
(g)Evidencing Stock. The Stock or other securities of the Company delivered pursuant to an Award may be evidenced in any manner deemed appropriate by the Committee in its sole discretion, including in the form of a certificate issued in the name of the
Participant or by book entry, electronic or otherwise, and shall be subject to such stop transfer orders and other restrictions as the
Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange
Commission, any stock exchange upon which such Stock or other securities are then listed, and any applicable federal, state or other laws, and the Committee may cause a legend or legends to be inscribed on any such certificates to make appropriate reference to such restrictions. If certificates representing Restricted Stock are registered in the name of the Participant, the
Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.
(h)Consideration for Grants. Awards may be granted for such consideration, including services, as the Committee shall determine, but shall not be granted for less than the minimum lawful consideration.
(i)Additional Agreements. Each Participant may be required to agree in writing, as a condition to the grant of such Award or otherwise, to subject an Award to a general release of claims and/or a non-competition or other restrictive covenant agreement in favor of the Company and its Affiliates, with the terms and conditions of such agreement(s) to be determined in good faith by the Committee.
(j)Termination of Service. Except as provided herein, the treatment of an Award upon a termination of employment or any other service relationship by and between a Participant and the Company or any Subsidiary shall be specified in the applicable
Award Agreement.

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8.Amendment; Subdivision or Consolidation; Recapitalization; Change in Control; Reorganization.
(a)Amendments to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the
Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment or alteration to the Plan, including any increase in any share limitation, shall be subject to the approval of the
Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the
Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award without adequate compensation therefor. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto, except as otherwise provided in the Plan;
provided, however, that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award without adequate compensation therefor. For purposes of clarity, any adjustments made to Awards pursuant to Sections 8(b) through 8(h) hereof will be deemed not to materially and adversely affect the rights of any Participant under any previously granted and outstanding Award and therefore may be made without the consent of affected Participants.
(b)Existence of Plans and Awards. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Company, the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the
Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.
(c)Subdivision or Consolidation of Shares. The terms of an Award and the share limitations under the Plan shall be subject to adjustment by the Committee from time to time, in accordance with the following provisions:
(i)If at any time, or from time to time, the Company shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock, or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock or in the event the Company distributes an extraordinary cash dividend, then, as appropriate (A) the maximum number of shares of Stock available under the Plan or in connection with Awards as provided in Sections 4 and 5 hereof shall be increased proportionately, and the kind of shares or other securities available under the
Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities or property) that may be acquired under any then outstanding Award shall be increased proportionately and (C) the price (including the
Exercise Price or grant price) for each share of Stock (or other kind of shares or securities or property) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.
(ii)If at any time, or from time to time, the Company shall consolidate as a whole (by reclassification, by reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, then, as appropriate (A)
the maximum number of shares of Stock available for the Plan or in connection with Awards as provided in Sections 4 and 5 hereof shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (B) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any then outstanding Award shall be decreased proportionately and (C) the price (including the Exercise Price or grant price)
for each share of Stock (or other kind of shares or securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.
(iii)Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Section 8(c), the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly provide each affected Participant with such notice.
(d)Recapitalization. If the Company recapitalizes, reclassifies its capital stock, or otherwise changes its capital structure (a
“recapitalization”) without the occurrence of a Change in Control, the number and class of shares of Stock covered by an Award theretofore granted shall be adjusted so that such Award shall thereafter cover the number and class of shares of stock and securities to which the holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to the recapitalization, the holder had been the holder of record of the number of shares of Stock then covered by such Award (unless otherwise required by the Nonqualified Deferred Compensation Rules) and the share limitations provided in Sections 4 and 5 hereof shall be adjusted in a manner consistent with the recapitalization.
(e)Additional Issuances. Except as expressly provided herein, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Awards theretofore granted or the purchase price per share of
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(f)Change in Control.
(i)Double-Trigger Vesting. Unless provided otherwise in a severance plan sponsored by the Company under which the
Participant is eligible for benefits or in the applicable Award Agreement, in the event of a Change in Control, the vesting and forfeiture restrictions on an Award shall not lapse, and the time of exercisability of an Award shall not be accelerated to a date, in either case, earlier than (A) the original date specified for the lapse of such vesting and forfeiture restrictions or the time of exercise in the applicable Award Agreement or (B) the date on which the Participant’s employment or other service relationship with the Company and its Subsidiaries is terminated by the Company or a Subsidiary without Cause or by the
Participant for Good Reason, provided such termination date occurs within 12 months following the date of such Change in Control.
(ii)Award Adjustments. Upon a Change in Control, the Committee, acting in its sole discretion without the consent or approval of any holder, may effect one or more of the following alternatives, which may vary among individual holders and which may vary among Options, SARs or other Awards held by any individual holder: (A) provide for a cash payment with respect to outstanding Awards by requiring the mandatory surrender to the Company (irrespective of whether such Awards are then vested or exercisable pursuant to the Plan) as of a date, before or after such Change in Control, specified by the Committee, in which event the Committee shall thereupon cancel such Awards (with respect to all shares subject to such Awards) and pay to each holder an amount of cash (or other consideration including securities or other property) per share equal to (1)
with respect to any Option or SAR, the excess, if any, of (x) the Change in Control Price (as defined in Section 8(g) hereof)
over (y) the Exercise Price or grant price applicable to such Option or SAR (except that to the extent the Exercise Price or grant price under any such Option or SAR is equal to or exceeds the Change in Control Price, in which case no amount shall be payable with respect to such Option or SAR) or (2) with respect to any other Award, the Change in Control Price;
provided that, in either case, the Committee may determine that, notwithstanding the cancellation of all shares subject to an
Award, any such cash payment shall only be made for shares for which such Award is vested and/or exercisable; (B) provide for the assumption, substitution or continuation of Awards by the successor company or a parent or subsidiary thereof; or (C)
make such adjustments to Awards then outstanding as the Committee deems appropriate to reflect such Change in Control;
provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to Awards then outstanding.
(g)Change in Control Price. With respect to any Change in Control, the “Change in Control Price” shall mean the amount determined in the following clause (i), (ii), (iii), (iv) or (v), whichever is applicable, as follows: (i) the price per share offered to holders of Stock in any merger or consolidation, (ii) the per share Fair Market Value of the Stock immediately before the Change in Control without regard to assets sold in the Change in Control and assuming the Company has received the consideration paid for the assets in the case of a sale of the assets, (iii) the amount distributed per share of Stock in a dissolution transaction, (iv)
the price per share offered to holders of Stock in any tender offer or exchange offer whereby a Change in Control takes place or
(v) if such Change in Control occurs other than pursuant to a transaction described in clause (i), (ii), (iii) or (iv) of this Section
8(g), the Fair Market Value per share of the Stock that may otherwise be obtained with respect to such Awards or to which such
Awards track, as determined by the Committee in its sole discretion as of the date determined by the Committee to be the date of cancellation and surrender of such Awards. In the event that the consideration offered to stockholders of the Company in any
Change in Control consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash, and such determination shall be binding on all affected Participants to the extent applicable to Awards held by such Participants.
(h)Impact of Events on Awards Generally. In the event of a Change in Control or changes in the outstanding Stock by reason of a recapitalization, reorganization, merger, consolidation, combination, exchange or other relevant change in capitalization occurring after the date of the grant of any Award and not otherwise provided for by this Section 8, any outstanding Awards and any Award
Agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion, which adjustment may, in the Committee’s discretion, be described in the Award Agreement and may include adjustments as to the number and price of shares of Stock or other consideration subject to such Awards, conversion of such Awards into awards denominated in the securities or other interests of any successor person, or the cash settlement of such Awards in exchange for the cancellation thereof or the cancellation of Awards either with or without consideration. In the event of any such change in the outstanding
Stock, the share limitations in Sections 4 and 5 of the Plan may be appropriately adjusted by the Committee, whose determination shall be conclusive.
9.General Provisions.
(a)No Rights to Award. No person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. The terms and conditions of Awards need not be the same with respect to each recipient.

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(b)Tax Withholding. The Company and any of its Subsidiaries are authorized to withhold from any Award granted, or any payment relating to an Award under the Plan, including from a distribution of Stock, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company, its Subsidiaries and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. The Committee shall determine the form of payment of such tax withholding obligations, including cash or cash equivalents, Stock (including previously owned shares or through a cashless or net settlement or a broker-assisted sale or other reduction of the amount of shares otherwise issuable pursuant to the Award), other property, or any other legal consideration the Committee deems appropriate. This shall include authority to, in the discretion of the Committee with respect to any Participant who is subject to Rule 16b-3 (which Committee, for these purposes, shall be comprised of two or more “non-employee directors” within the meaning of Rule 16b-3(b)(3) or the full Board and which such discretion may not be delegated to management), withhold, sell or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis; provided that, if such tax obligations are satisfied through the withholding of shares of Stock that are otherwise issuable to the Participant pursuant to an Award (or through the surrender of shares of Stock by the Participant to the Company), the number of shares of Stock that may be so withheld (or surrendered) shall not exceed the number of shares of Stock that have an aggregate Fair Market Value on the date of withholding (or surrender) equal to the aggregate amount of such obligations determined based on the maximum statutory withholding rates in the applicable Participant’s jurisdiction that may be utilized without creating adverse accounting treatment with respect to such Award, as determined by the Committee.
(c)Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any
Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or any of its Subsidiaries, (ii) interfering in any way with the right of the Company or any of its Subsidiaries to terminate any
Eligible Person’s or Participant’s employment or service relationship at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and/or employees and/or other service providers, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the
Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.
(d)Governing Law. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Delaware, without giving effect to any conflict of law provisions thereof, except to the extent Delaware law is preempted by federal law. The obligation of the Company to sell and deliver Stock hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.
(e)Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the
Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect. If any of the terms or provisions of the Plan or any Award Agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to section 16(b) of the Exchange Act)
or section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Stock Option for all purposes of the Plan.
(f)Unfunded Status of Awards; No Trust or Fund Created. The Plan is intended to constitute an “unfunded” plan for certain incentive awards. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Subsidiary pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or such Subsidiary.
(g)Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable. Nothing contained in the Plan shall be construed to prevent the Company or any of its Subsidiaries from taking any corporate action that is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any of its Subsidiaries as a result of any such action.
(h)Fractional Shares. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award, and the
Committee shall determine in its sole discretion whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares of Stock or whether such fractional shares of Stock or any rights thereto shall be canceled, terminated, or otherwise eliminated with or without consideration.
(i)Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

100

Annex B
(j)Facility of Payment. Any amounts payable hereunder to any individual under legal disability or who, in the judgment of the
Committee, is unable to manage properly his financial affairs, may be paid to the legal representative of such individual, or may be applied for the benefit of such individual in any manner that the Committee may select, and the Company shall be relieved of any further liability for payment of such amounts.
(k)Interpretation. Pronouns and other words of gender shall be read as gender-neutral. Words importing the plural shall include the singular and the singular shall include the plural. The words “include”, “includes” or “including” shall be deemed to be followed by the words “without limitation”.
(l)Conditions to Delivery of Stock. Nothing herein or in any Award Agreement shall require the Company to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. In addition, each Participant who receives an Award under the
Plan shall not sell or otherwise dispose of Stock that is acquired upon grant or vesting of an Award in any manner that would constitute a violation of any applicable federal or state securities laws, the Plan or the rules, regulations or other requirements of the Securities and Exchange Commission or any stock exchange upon which the Stock is then listed. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of any other Award the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or settlement of such other Award, require from the
Participant (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder’s death, his or her legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect. No Stock or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement
(including any Exercise Price or tax withholding) is received by the Company.
(m)Clawback. Awards granted under the Plan are made subject to compliance with the Company’s Code of Business Conduct or policies referenced therein (“CBC”). In the event of breach or violation of the CBC, disciplinary action under this Section 9(m)
may include reduction, cancellation, forfeiture or recoupment of Awards as determined by the Committee. In addition, Awards granted under the Plan shall be subject to any written clawback policy that the Company, with the approval of the Board, may adopt from time to time, including the Company’s Clawback Policy, and the Committee may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Committee determines necessary or appropriate. No recovery of compensation under this Section 9(m) will be an event giving rise to a right to resign for Good Reason (or term of similar import) or be deemed a “constructive termination” (or any similar term) as such terms are used in any agreement between any
Participant and the Company or any Subsidiary. A Participant’s acceptance of any Award issued under the Plan will constitute such Participant’s agreement to subject the Award to such potential clawback, reduction, cancellation, forfeiture or recoupment in accordance with this Section 9(m).
(n)Section 409A of the Code. It is the general intention, but not the obligation, of the Committee to design Awards to comply with or to be exempt from the Nonqualified Deferred Compensation Rules, and Awards will be operated and construed accordingly.
Neither this Section 9(n) nor any other provision of the Plan is or contains a representation to any Participant regarding the tax consequences of the grant, vesting, exercise, settlement, and/or sale of any Award (or the Stock underlying such Award) granted hereunder, or should be interpreted as such and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant on account of noncompliance with the Nonqualified
Deferred Compensation Rules. Notwithstanding any provision in the Plan or an Award Agreement to the contrary, in the event that a “specified employee” (as defined under the Nonqualified Deferred Compensation Rules) becomes entitled to a payment under an Award that would be subject to additional taxes and interest under section 409A of the Code if the Participant’s receipt of such payment or benefit is not delayed until the earlier of (i) the date of the Participant’s death, or (ii) the date that is six months after the Participant’s “separation from service” as defined under the Nonqualified Deferred Compensation Rules (such date, the
“Section 409A Payment Date”), then such payment or benefit shall not be provided to the Participant until the Section 409A
Payment Date. Any amounts subject to the preceding sentence that would otherwise be payable prior to the Section 409A
Payment Date will be aggregated and paid in a lump sum without interest on the Section 409A Payment Date. The applicable provisions of the Nonqualified Deferred Compensation Rules are hereby incorporated by reference and shall control over any
Plan or Award Agreement provision in conflict therewith. To the extent that the Board determines an Award is subject to the
Nonqualified Deferred Compensation Rules and fails to comply with the Nonqualified Deferred Compensation Rules, the Board reserves the right (without any obligation to do so) to amend, restructure, terminate or replace such Award in order to cause the
Award to either not be subject to section 409A or to comply with the applicable provisions of such section.
(o)Plan Effective Date and Term. The Plan originally became effective on May 1, 2015. The Plan as amended and restated herein has been approved by the Board and will become effective on May 2, 2025 (the “Restatement Effective Date”) if approved by the stockholders of the Company’s 2025 annual meeting. The Plan shall remain in effect until February 12, 2035, or until terminated by action of the Board, whichever occurs sooner. Awards that were outstanding prior to the Restatement Effective
Date will remain subject to terms and conditions of the Plan that were in effect immediately prior to the Restatement Effective
Date. No Awards may be granted under the Plan on and after the tenth anniversary of the Restatement Effective Date. However, any Award granted prior to such termination, and the authority of the Board or Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under such Award in accordance with the terms of the Plan, shall extend beyond such termination date until the final disposition of such Award.

OXY ZERO IN™

5 GREENWAY PLAZA, SUITE 110
HOUSTON, TEXAS 77046-0521
(713) 215-7000

WWW.OXY.COM

5 GREENWAY PLAZA, SUITE 110
HOUSTON, TX 77046

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on May 1, 2025 and, for participants of the Occidental Petroleum Corporation Savings Plan and the Retirement Savings Program for employees of Oxy Vinyls Canada Co., until 11:59 p.m. Eastern Time on April 29, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/OXY2025**

You may attend the meeting via the Internet and vote during the meeting. Have the sixteen-digit control number that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on May 1, 2025 and, for participants of the Occidental Petroleum Corporation Savings Plan and the Retirement Savings Program for employees of Oxy Vinyls Canada Co., until 11:59 p.m. Eastern Time on April 29, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Occidental in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V64667-P18451

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OCCIDENTAL PETROLEUM CORPORATION

This proxy is solicited on behalf of the Board of Directors of Occidental Petroleum Corporation.

The Board of Directors recommends a vote "FOR" each nominee listed in Proposal 1.

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Vicky A. Bailey	☐	☐	☐
1b. Andrew Gould	☐	☐	☐
1c. Carlos M. Gutierrez	☐	☐	☐
1d. Vicki Hollub	☐	☐	☐
1e. William R. Klesse	☐	☐	☐
1f. Jack B. Moore	☐	☐	☐
1g. Claire O’Neill	☐	☐	☐
1h. Avedick B. Poladian	☐	☐	☐
1i. Kenneth B. Robinson	☐	☐	☐
1j. Robert M. Shearer	☐	☐	☐

The Board of Directors recommends a vote "FOR" Proposals 2, 3 and 4.	**For**	**Against**	**Abstain**
2. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐
3. Ratification of Selection of KPMG as Occidental's Independent Auditor	☐	☐	☐
4. Approval of Occidental's Amended and Restated 2015 Long-Term Incentive Plan	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

Please sign exactly as your name(s) appear(s) on the proxy. If the shares are held in joint tenancy, all persons should sign. Trustees, administrators, etc. should include their title and authority. Corporations should provide the full name of the corporation and the title of the authorized officer signing the proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and 2025 Proxy Statement and 2024 Annual Report are available at www.proxyvote.com.

V64668-P18451

OCCIDENTAL PETROLEUM CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
Friday, May 2, 2025 at 9:00 a.m. Central Time

www.virtualshareholdermeeting.com/OXY2025

OXY

proxy card

VICKI HOLLUB and NICOLE E. CLARK, and each of them, with full power of substitution, are hereby authorized to represent and to vote the shares of the undersigned in OCCIDENTAL PETROLEUM CORPORATION ("Occidental") as directed on the reverse side of this proxy card and, in their discretion, on all other matters which may properly come before the Annual Meeting of Shareholders to be held on May 2, 2025, and at any adjournment or postponement thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Meeting of Shareholders by a reasonable time before the proxy solicitation was made), as if the undersigned were present and voting at the meeting.

The shares represented by this proxy will be voted as directed on the reverse side of this proxy card. **Where no direction is given, such shares will be voted in accordance with the recommendation of the Board of Directors to the extent permitted by law; therefore, if no direction is made, this proxy will be voted FOR the election of each director nominee listed in Proposal 1; FOR Proposals 2, 3 and 4; and, in the proxies' discretion, in accordance with the recommendation of the Board of Directors, on any other matters coming before the meeting or any adjournment or postponement thereof.** In the event any of the nominees named on the reverse side of this proxy card is unavailable for election or unable to serve, the shares represented by this proxy may be voted for a substitute nominee selected by the Board of Directors.

Your proxy will be kept confidential in accordance with the confidential voting policy described in the Proxy Statement and available on Occidental's website.

Continued and to be signed on reverse side

5 GREENWAY PLAZA, SUITE 110
HOUSTON, TX 77046

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on April 29, 2025. Have your voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on April 29, 2025. Have your voting instruction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Occidental in mailing proxy materials, you can consent to receiving all future proxy statements, voting instruction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V64669-Z88522 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OCCIDENTAL PETROLEUM CORPORATION

This proxy is solicited on behalf of the Board of Directors of Occidental Petroleum Corporation.

The Board of Directors recommends a vote "FOR" each nominee listed in Proposal 1.

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Vicky A. Bailey	☐	☐	☐
1b. Andrew Gould	☐	☐	☐
1c. Carlos M. Gutierrez	☐	☐	☐
1d. Vicki Hollub	☐	☐	☐
1e. William R. Klesse	☐	☐	☐
1f. Jack B. Moore	☐	☐	☐
1g. Claire O’Neill	☐	☐	☐
1h. Avedick B. Poladian	☐	☐	☐
1i. Kenneth B. Robinson	☐	☐	☐
1j. Robert M. Shearer	☐	☐	☐

The Board of Directors recommends a vote "FOR" Proposals 2, 3 and 4.	For	Against	Abstain
2. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐
3. Ratification of Selection of KPMG as Occidental's Independent Auditor	☐	☐	☐
4. Approval of Occidental's Amended and Restated 2015 Long-Term Incentive Plan	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

THE RESULTS OF THE VOTING WILL BE HELD IN STRICT CONFIDENCE BY THE TRUSTEE.

Please sign exactly as your name(s) appear(s) on the proxy. If the shares are held in joint tenancy, all persons should sign. Trustees, administrators, etc. should include their title and authority. Corporations should provide the full name of the corporation and the title of the authorized officer signing the proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and 2025 Proxy Statement and 2024 Annual Report are available at www.proxyvote.com.

V64670-Z88522

OCCIDENTAL PETROLEUM CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
Friday, May 2, 2025 at 9:00 a.m. Central Time

www.virtualshareholdermeeting.com/OXY2025

voting instruction card

TO THE BANK OF NEW YORK MELLON,
TRUSTEE OF THE OCCIDENTAL PETROLEUM CORPORATION SAVINGS PLAN (THE "PLAN"):

I acknowledge receipt of the Notice of Annual Meeting of Shareholders of Occidental Petroleum Corporation ("Occidental") to be held on May 2, 2025, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. I understand that the Trustee will vote the shares which are held for my account pursuant to the Plan in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment or postponement thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Meeting of Shareholders by a reasonable time before the proxy solicitation was made).

My vote for the election of directors is indicated on the reverse side. Nominees are: Vicky A. Bailey, Andrew Gould, Carlos M. Gutierrez, Vicki Hollub, William R. Klesse, Jack B. Moore, Claire O'Neill, Avedick B. Poladian, Kenneth B. Robinson and Robert M. Shearer. In the event any of the foregoing nominees are unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

I understand that in the event I do not return this card, or it is not received by April 29, 2025, any shares held for my account in the Plan will be voted by you, as Trustee, in accordance with the direction of the Plan's Administrative Committee.

Continued and to be signed on reverse side

5 GREENWAY PLAZA, SUITE 110
HOUSTON, TX 77046

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information until 11:59 p.m. Eastern Time on April 29, 2025. Have your voting instruction card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions until 11:59 p.m. Eastern Time on April 29, 2025. Have your voting instruction card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your voting instruction card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Occidental in mailing proxy materials, you can consent to receiving all future proxy statements, voting instruction cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V64671-Z88523

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OCCIDENTAL PETROLEUM CORPORATION

This proxy is solicited on behalf of the Board of Directors of Occidental Petroleum Corporation.

The Board of Directors recommends a vote "FOR" each nominee listed in Proposal 1.

1. Election of Directors

Nominees:	For	Against	Abstain
1a. Vicky A. Bailey	☐	☐	☐
1b. Andrew Gould	☐	☐	☐
1c. Carlos M. Gutierrez	☐	☐	☐
1d. Vicki Hollub	☐	☐	☐
1e. William R. Klesse	☐	☐	☐
1f. Jack B. Moore	☐	☐	☐
1g. Claire O’Neill	☐	☐	☐
1h. Avedick B. Poladian	☐	☐	☐
1i. Kenneth B. Robinson	☐	☐	☐
1j. Robert M. Shearer	☐	☐	☐

The Board of Directors recommends a vote "FOR" Proposals 2, 3 and 4.	For	Against	Abstain
2. Advisory Vote to Approve Named Executive Officer Compensation	☐	☐	☐
3. Ratification of Selection of KPMG as Occidental's Independent Auditor	☐	☐	☐
4. Approval of Occidental's Amended and Restated 2015 Long-Term Incentive Plan	☐	☐	☐

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD OF DIRECTORS RECOMMENDS.

Please sign exactly as your name(s) appear(s) on the proxy. If the shares are held in joint tenancy, all persons should sign. Trustees, administrators, etc. should include their title and authority. Corporations should provide the full name of the corporation and the title of the authorized officer signing the proxy.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and 2025 Proxy Statement and 2024 Annual Report are available at www.proxyvote.com.

V64672-Z88523

OCCIDENTAL PETROLEUM CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
Friday, May 2, 2025 at 9:00 a.m. Central Time

www.virtualshareholdermeeting.com/OXY2025

OXY

voting instruction card

TO THE TRUSTEE OF THE RETIREMENT SAVINGS PROGRAM
FOR EMPLOYEES OF OXY VINYLS CANADA CO. (THE "PROGRAM"):

I acknowledge receipt of the Notice of Annual Meeting of Shareholders of Occidental Petroleum Corporation ("Occidental") to be held on May 2, 2025, and the Proxy Statement furnished in connection with the solicitation of proxies by Occidental's Board of Directors. You are directed to vote the shares which are held for my account pursuant to the Program in the manner indicated on the reverse side of this card and, in your discretion, on all other matters which may properly come before such meeting and at any adjournment or postponement thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Meeting of Shareholders by a reasonable time before the proxy solicitation was made).

My vote for the election of directors is indicated on the reverse side. Nominees are: Vicky A. Bailey, Andrew Gould, Carlos M. Gutierrez, Vicki Hollub, William R. Klesse, Jack B. Moore, Claire O'Neill, Avedick B. Poladian, Kenneth B. Robinson and Robert M. Shearer. In the event any of the foregoing nominees are unavailable for election or unable to serve, shares represented by this card may be voted for a substitute nominee selected by the Board of Directors.

I understand that in the event I do not return this card, or it is not received by April 29, 2025, any shares held for my account in the Program will be voted by you in accordance with the direction of Oxy Vinyls Canada Co.

Continued and to be signed on reverse side